Exhibit No. 99

                             Bank of America [LOGO]


MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-C
$661,346,000 (approximate)

Classes 1-A-1, 2-A-1 and 3-A-1
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

Bank of America(R) [LOGO]




March 10, 2003


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-C $661,346,000(approximate)

------------------------------------------------------------------------------------------------------------------------
                                                        To Roll/(1)/
------------------------------------------------------------------------------------------------------------------------
                                                         Est.  Est. Prin.      Expected                    Expected
               Approx.                                   WAL     Window    Maturity to Roll   Delay        Ratings
   Class      Size/(2)/     Interest - Principal Type   (yrs)    (mos)         @ 25 CPR       Days      (Moody's/S&P)
Offered Certificates
--------------------
   1-A-1    $120,981,000    Variable - Pass-thru/(3)/    1.93    1 - 35       02/25/2006       24          Aaa /AAA
   2-A-1    $455,969,000    Variable - Pass-thru/(4)/    2.56    1 - 59       02/25/2008       24          Aaa /AAA
   3-A-1    $ 84,396,000    Variable - Pass-thru/(4)/    2.88    1 - 83       02/25/2010       24          Aaa /AAA

Not Offered Hereunder
---------------------
    B-1     $  8,852,000                                                                                Not Rated/AA
    B-2     $  4,085,000                                                                                 Not Rated/A
    B-3     $  2,723,000                                                                                Not Rated/BBB
    B-4     $  1,021,000                                                                                Not Rated/BB
    B-5     $  1,021,000                                                                                 Not Rated/B
    B-6     $  1,363,536                                                                             Not Rated/Not Rated
   1-A-P         TBD           Principal Only/(6)/                                                         Aaa/AAA
   2-A-P         TBD           Principal Only/(7)/                                                         Aaa/AAA
   3-A-P         TBD           Principal Only/(8)/                                                         Aaa/AAA
    SES          TBD           Interest Only/(9)/                                                            N.A.
    WIO          TBD           Interest Only/(10)/                                                           N.A.
------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2006, February 2008 and February 2010, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring in the month of and prior to January 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of February 2006 interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after March 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring in the month of and prior to September 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of October 2007 and prior to March 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after March 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring in the month of and prior to November 2009, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates . For each Distribution Date occurring in the month of December 2009 and prior to March 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after March 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring in the month of or after March 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(7) For each Distribution Date occurring in the month of or after March 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(8) For each Distribution Date occurring in the month of or after March 2010, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(9) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.

(10) Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                 2

BoAMS 2003-C $661,346,000(approximate)

     of the WIO Rates of the Premium Mortgage Loans in Loan Group 2 and (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                 3

 BoAMS 2003-C $661,346,000(approximate)

                          Preliminary Summary of Terms

Transaction:                    Banc of America Mortgage Securities,
                                Inc. Mortgage Pass-Through Certificates, Series
                                2003-C

Lead Manager (Book Runner):     Banc of America Securities LLC

Co-Managers:                    Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:            Bank of America, N.A.

Trustee:                        Wells Fargo Bank Minnesota, N.A.

Transaction Size:               $680,868,914

Securities Offered:             $120,981,000 Class 1-A-1 Certificates
                                $455,969,000 Class 2-A-1 Certificates
                                $84,396,000 Class 3-A-1 Certificates

Group 1 Collateral:             3/1 Hybrid ARM Residential Mortgage Loans: fully
                                amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:             5/1 Hybrid ARM Residential Mortgage Loans: fully
                                amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 25.56% of the Group
                                2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:             7/1 Hybrid ARM Residential Mortgage Loans: fully
                                amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                Moody's Investor Service, Inc. and Standard &
                                Poor's (Class A Certificates) and Standard &
                                Poor's (Subordinate Certificates except for the Class B-6 Certificates)

Expected Pricing Date:          Week of March 10, 2003

Expected Closing Date:          March 25, 2003

Collection Period:              The calendar month preceding the current
                                Distribution Date


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                 4

 BoAMS 2003-C $661,346,000(approximate)

                          Preliminary Summary of Terms

Distribution Date:              25/th/ of each month, or the next succeeding
                                Business day (First Payment Date: April 25,
                                2003)

Cut-Off Date:                   March 1, 2003

Class A Certificates:           Class 1-A-1, 2-A-1, 3-A-1, 1-A-P, 2-A-P and
                                3-A-P Certificates (the "Class A Certificates").

Subordinate Certificates:       Class B-1, B-2, B-3, B-4, B-5 and B-6
                                Certificates (the "Class B Certificates"). The
                                Subordinate Certificates are not offered
                                hereunder.

Group 1-A  Certificates:        Class 1-A-1

Group 2-A Certificates:         Class 2-A-1

Group 3-A Certificates:         Class 3-A-1

Class A-P Certificates:         Class 1-A-P, 2-A-P and 3-A-P

Day Count:                      30/360

Group 1,Group 2 and Group 3     25% CPR
Prepayment Speed:

Clearing:                       DTC, Clearstream and Euroclear

Certificates:                   Original Certificate      Minimum       Incremental
                                        Form           Denominations   Denominations
                                        ----           -------------   -------------
   Class 1-A-1, 2-A-1 and 3-         Book Entry           $1,000             $1
     A-1

SMMEA Eligibility:              The Class A Certificates and the Class B-1
                                Certificates are expected to constitute
                                "mortgage related securities" for purposes of
                                SMMEA.

ERISA Eligibility:              All of the Offered Certificates are expected to
                                be ERISA eligible.

Tax Structure:                  REMIC

Optional Clean-up Call:         Any Distribution Date on or after which the
                                Aggregate Principal Balance of the Mortgage
                                Loans declines to 10% or less of the Aggregate
                                Principal Balance as of the Cut-Off Date
                                ("Cut-Off Date Pool Principal Balance").


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                 5

 BoAMS 2003-C $661,346,000(approximate)

                          Preliminary Summary of Terms

Principal:                      Principal will be allocated to the certificates
                                according to the Priority of Distributions: The
                                Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A-1
                                Certificates until its class balance has been reduced to zero. The Group 1 Ratio Strip
                                Principal Amount will generally be allocated to the Class 1-A-P Certificates. The Group 2 Senior
                                Principal Distribution Amount will generally be allocated to the Group 2-A-1 Certificates until its class balance has been reduced to zero. The
                                Group 2 Ratio Stripped Principal Amount will generally be allocated to the Class 2-A-P
                                Certificates. The Group 3 Senior Principal
                                Distribution Amount will generally be allocated to the Group 3-A-1 Certificates until its class balance has been reduced to zero. The Group 3
                                Ratio Stripped Principal Amount will generally be allocated to the Class 3-A-P Certificates.
                                The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group (other than the Class A-P Certificates of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate
                                Certificates may be paid to the Class A
                                Certificates of another Group (other than the Class A-P Certificates of such Group). (Please see the Priority of Distributions section.)

Interest Accrual:               Interest will accrue on each class of
                                Certificates (other than the Class A-P
                                Certificates; interest will accrue on the Class
                                1-A-P Certificates beginning in February 2006, on the Class 2-A-P Certificates beginning in February 2008 and on the Class 3-A-P
                                Certificates beginning in February 2010) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Interest
                                Accrual Period"). The initial Interest Accrual
                                Period will be deemed to have commenced on March
                                1, 2003. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                 6

 BoAMS 2003-C $661,346,000(approximate)

                          Preliminary Summary of Terms

Administrative Fee:             The Administrative Fees with respect to the
                                Trust are payable out of the interest payments received on each Mortgage Loan. The
                                "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                Fee") and (b) fees paid to the Trustee. The
                                Administrative Fees will accrue on the Stated
                                Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage
                                Loan and the Trustee Fee Rate. The Trustee Fee
                                Rate will be [0.0035]% per annum. The Servicing
                                Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage
                                Loan.

Compensating Interest:          The aggregate servicing compensation payable to
                                the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and
                                (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:     As to any Mortgage Loan and Distribution Date,
                                the excess of its mortgage interest rate over the sum of (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii) the applicable WIO
                                Rate.

WIO Rate:                       The WIO Rate of a Mortgage Loan is the excess of
                                its mortgage interest rate as of the closing date over the sum of (i) the applicable
                                Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related group and (iii) [ ]% for Loan Group 1, [ ]% for Loan
                                Group 2 and [ ]% for Loan Group 3.
                                Notwithstanding the foregoing, for each
                                Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO
                                Rate with respect to such Mortgage Loan will be zero.

Adjusted Net WAC:               The Adjusted Net WAC of the Mortgage Loans of
                                each Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan
                                Group, of (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the Stated
                                Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B) the sum of the product of, for each Mortgage Loan of such Loan Group, of (i) the Non-Ratio Strip
                                Percentage for such Mortgage Loan multiplied by
                                (ii) the Stated Principal Balance of such
                                Mortgage Loan on the due date of the month preceding the month of such Distribution Date.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                 7

 BoAMS 2003-C $661,346,000(approximate)

                          Preliminary Summary of Terms

Pool Distribution Amount:       The Pool Distribution Amount for each Loan Group
                                with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                Servicing Fee) and principal corresponding to the related Collection Period for such Loan
                                Group, together with any advances in respect thereof or any Servicer compensating interest;
                                (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan
                                Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                Group received with respect to such Distribution
                                Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan.
                                Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:              The Senior Percentage for a Loan Group on any
                                Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates
                                (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by
                                (ii) the aggregate principal balance (Non-Ratio
                                Strip Portion) of the related Loan Group for such date.

Subordinate Percentage:         The Subordinate Percentage for a Loan Group for
                                any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate                     The Subordinate Prepayment Percentage for a
Prepayment Percentage:          Loan Group for any Distribution Date will equal
                                100% minus the Senior Prepayment Percentage for such Loan Group for such date.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                 8

 BoAMS 2003-C $661,346,000(approximate)

                          Preliminary Summary of Terms
Group 1, Group 2 and     For the following Distribution Dates, will be as follows:
Group 3 Senior
Prepayment Percentage:   Distribution Date                 Senior Prepayment Percentage
                         -----------------                 ----------------------------
                         April 2003 through March 2010     100%;
                         April 2010 through March 2011     the applicable Senior Percentage plus,
                                                           70% of the applicable Subordinate
                                                           Percentage;
                         April 2011 through March 2012     the applicable Senior Percentage plus,
                                                           60% of the applicable Subordinate
                                                           Percentage;
                         April 2012 through March 2013     the applicable Senior Percentage plus,
                                                           40% of the applicable Subordinate
                                                           Percentage;
                         April 2013 through March 2014     the applicable Senior Percentage plus,
                                                           20% of the applicable Subordinate
                                                           Percentage;
                         April 2014 and thereafter         the applicable Senior Percentage;

                         provided, however,

                         (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P Certificates of all the loan groups divided by
                                (y) the aggregate Pool Principal Balance
                                (Non-Ratio Strip Portion) of all the loan groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for both Groups for such Distribution Date will equal 100%,

                         (ii) if for each Group of Certificates on any Distribution Date prior to the April 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                         (iii) if for each Group of Certificates on or after the April 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                 9

 BoAMS 2003-C $661,346,000(approximate)

                          Preliminary Summary of Terms

Group 1 Discount Mortgage       Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is less
                                than [ %] per annum.

Group 1 Premium Mortgage        Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is equal
                                to or greater than [ %] per annum.

Group 2 Discount Mortgage       Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is less
                                than [ %] per annum.

Group 2 Premium Mortgage        Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is equal
                                to or greater than [ %] per annum.

Group 3 Discount Mortgage       Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is less
                                than [ %] per annum.

Group 3 Premium Mortgage        Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is equal
                                to or greater than [ %] per annum.

Non-Ratio Strip Percentage:     As to any Group 1 Discount Mortgage Loan, a
                                fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                                Rate of such Group 1 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                                Rate of such Group 2 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 3 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                                Rate of such Group 3 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:         As to any Discount Mortgage Loan, 100% minus the
                                Non-Ratio Strip Percentage for such Mortgage
                                Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                10

 BoAMS 2003-C $661,346,000(approximate)

                          Preliminary Summary of Terms

Ratio Strip Principal Amount:   As to any Distribution Date and any Loan Group,
                                the sum of the applicable Ratio Strip Percentage of (a) the principal portion of each Monthly
                                Payment (without giving effect to payments to certain reductions thereof due on each Mortgage
                                Loan in such Loan Group on the related Due
                                Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing
                                Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                Group received with respect to such Distribution
                                Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                                Mortgage Loans received during the calendar month preceding the month of such Distribution
                                Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated
                                Mortgage Loan during the calendar month
                                preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage
                                Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                Prepayments on any Mortgage Loans in such Loan
                                Group received during the calendar month preceding the month of such Distribution.

Senior Principal Distribution   The Senior Principal Distribution Amount for a
Amount:                         Loan Group for any Distribution Date will equal
                                the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses
                                (a) through (d) of the definition of "Ratio
                                Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan
                                Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal           The Subordinate Principal Distribution Amount
Distribution Amount:            for a Loan Group for any Distribution Date will
                                equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio
                                Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                Prepayment Percentage for such Loan group of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                11

 BoAMS 2003-C $661,346,000(approximate)

                                 Credit Support

The Class B Certificates are Cross-Collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                            ------------------------
                                     Class A
                             Credit Support (2.80%)
                            ------------------------
                                    Class B-1
                             Credit Support (1.50%)
                            ------------------------
                                    Class B-2
        Priority of          Credit Support (0.90%)          Order of
          Payment           ------------------------           Loss
                                    Class B-3               Allocation
                             Credit Support (0.50%)
                            ------------------------
                                    Class B-4
                             Credit Support (0.35%)
                            ------------------------
                                    Class B-5
                             Credit Support (0.20%)
                            ------------------------
                                    Class B-6
                             Credit Support (0.00%)
                            ------------------------


                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
 ------------------------------------------------------------------------------
                              First, to the Trustee
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
       Second, to the Class SES and Class WIO Components of each Group to pay Interest;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
      Fourth, to the Class A Certificates of each group to pay Principal.
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
    Fifth, to the Class A-P Certificates of each group to pay any applicable
                        Ratio-Stripped Deferred Amounts;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
      Sixth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
          Seventh, to the residual certificate, any remaining amounts.
 ------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                12

 BoAMS 2003-C $661,346,000(approximate)

                             Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.042       2.963      2.917       2.865      2.808       2.744      2.500
  Average Life (Years)                     2.648       2.273      2.099       1.933      1.777       1.630      1.236
  Modified Duration                        2.490       2.147      1.987       1.835      1.691       1.556      1.191
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/06     2/25/06    2/25/06     2/25/06    2/25/06     2/25/06    2/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.751       3.660      3.607       3.546      3.477       3.400      3.107
  Average Life (Years)                     4.223       3.286      2.900       2.559      2.258       1.992      1.371
  Modified Duration                        3.794       2.986      2.652       2.355      2.090       1.856      1.301
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/08     2/25/08    2/25/08     2/25/08    2/25/08     2/25/08    2/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.150       4.049      3.989       3.921      3.844       3.757      3.437
  Average Life (Years)                     5.531       3.951      3.366       2.876      2.467       2.126      1.398
  Modified Duration                        4.756       3.474      2.992       2.584      2.240       1.950      1.316
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/10     2/25/10    2/25/10     2/25/10    2/25/10     2/25/10    2/25/10
  Principal Payment Window (Months)          83         83          83         83          83         83          83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2006, February 2008 and February 2010, respectively.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                13

 BoAMS 2003-C $661,346,000(approximate)

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.161       3.092      3.046       2.991      2.928       2.855      2.577
  Average Life (Years)                     10.761      5.239      4.023       3.209      2.631       2.204      1.401
  Modified Duration                        8.278       4.462      3.535       2.885      2.408       2.045      1.337
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             12/25/32   12/25/32    12/25/32   12/25/32    12/25/32   12/25/32    12/25/32
  Principal Payment Window (Months)         357         357        357         357        357         357        357

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.530       3.556      3.541       3.509      3.460       3.395      3.113
  Average Life (Years)                     11.057      5.352      4.098       3.260      2.668       2.230      1.412
  Modified Duration                        8.174       4.424      3.511       2.870      2.399       2.039      1.334
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/33     2/25/33    2/25/33     2/25/33    2/25/33     2/25/33    2/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.823       3.907      3.902       3.870      3.816       3.744      3.436
  Average Life (Years)                     11.030      5.328      4.078       3.244      2.655       2.220      1.407
  Modified Duration                        7.905       4.320      3.443       2.824      2.366       2.014      1.323
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/33     2/25/33    2/25/33     2/25/33    2/25/33     2/25/33    2/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                14

 BoAMS 2003-C $661,346,000(approximate)

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                     Collateral Summary       Range (if applicable)
                                                     ------------------       ---------------------
Total Outstanding Loan Balance                            $124,466,422

Total Number of Loans                                              245

Average Loan Principal Balance                            $    508,026       $303,426 to $1,000,000

WA Gross Coupon                                                  4.660%             4.000% to 5.500%

WA FICO                                                            739                   625 to 804

WA Original Term (mos.)                                            358                   180 to 360

WA Remaining Term (mos.)                                           357                   179 to 360

WA OLTV                                                          65.10%             12.66% to 90.00%

WA Months to First Rate Adjustment Date                             35                     34 to 36

Gross Margin                                                     2.250%

WA Rate Ceiling                                                 10.660%           10.000% to 11.500%

Geographic Concentration of Mortgaged                 CA         69.74%
Properties (Top 5 States) based on the Aggregate      IL          4.19%
Stated Principal Balance                              NV          3.03%
                                                      TX          2.58%
                                                      FL          2.39%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                15

 BoAMS 2003-C $661,346,000(approximate)

                  Collateral Summary of Group 1 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
       Occupancy                   Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
Primary Residence                         232        $118,173,142.76                94.94%
Second Home                                10           5,146,136.85                 4.13
Investor Property                           3           1,147,142.50                 0.92
-------------------------------------------------------------------------------------------
           Total:                         245        $124,466,422.11               100.00%
===========================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
     Property Type                 Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
Single Family Residence                   169        $ 86,219,168.73                69.27%
PUD-Detached                               47          24,227,665.86                19.47
Condominium                                15           6,661,062.93                 5.35
PUD-Attached                                7           2,876,300.16                 2.31
2-Family                                    3           2,106,366.97                 1.69
3-Family                                    2           1,239,473.96                 1.00
PUD                                         2           1,136,383.50                 0.91
-------------------------------------------------------------------------------------------
           Total:                         245        $124,466,422.11               100.00%
===========================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
        Purpose                    Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
Refinance-Rate/Term                       165        $ 85,497,846.30                68.69%
Purchase                                   41          22,386,818.91                17.99
Refinance-Cashout                          39          16,581,756.90                13.32
-------------------------------------------------------------------------------------------
           Total:                         245        $124,466,422.11               100.00%
===========================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                16

 BoAMS 2003-C $661,346,000(approximate)

                    Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
     Geographic Area               Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
California                              167          $ 86,803,548.01                69.74%
Illinois                                 10             5,220,024.85                 4.19
Nevada                                    8             3,771,324.42                 3.03
Texas                                     6             3,216,567.99                 2.58
Florida                                   6             2,978,361.10                 2.39
Massachusetts                             6             2,842,886.98                 2.28
Georgia                                   5             2,743,495.87                 2.20
Virginia                                  5             2,188,698.21                 1.76
Washington                                4             1,719,311.56                 1.38
Colorado                                  3             1,669,652.77                 1.34
North Carolina                            3             1,609,596.41                 1.29
Maryland                                  3             1,439,892.73                 1.16
South Carolina                            3             1,328,111.33                 1.07
Idaho                                     1             1,000,000.00                 0.80
Arizona                                   2               839,962.27                 0.67
Connecticut                               2               771,381.27                 0.62
New Jersey                                2               702,923.19                 0.56
South Dakota                              1               500,539.99                 0.40
Vermont                                   1               471,891.78                 0.38
Tennessee                                 1               457,193.32                 0.37
New Mexico                                1               401,000.00                 0.32
Missouri                                  1               375,000.00                 0.30
Minnesota                                 1               370,214.12                 0.30
Ohio                                      1               358,200.00                 0.29
Michigan                                  1               349,549.47                 0.28
Oregon                                    1               337,094.47                 0.27
-------------------------------------------------------------------------------------------
             Total:                     245          $124,466,422.11               100.00%
===========================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.41% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                17

 BoAMS 2003-C $661,346,000(approximate)

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
Current Mortgage Loan            Mortgage          Balance as of         Pool Principal
Principal Balances ($)             Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                  18          $  6,034,387.38                 4.85%
350,000.01 - 400,000.00                  51            19,287,240.06                15.50
400,000.01 - 450,000.00                  48            20,228,901.95                16.25
450,000.01 - 500,000.00                  42            20,207,814.68                16.24
500,000.01 - 550,000.00                  16             8,466,497.62                 6.80
550,000.01 - 600,000.00                  16             9,145,070.24                 7.35
600,000.01 - 650,000.00                  16            10,032,637.59                 8.06
650,000.01 - 700,000.00                   7             4,738,757.86                 3.81
700,000.01 - 750,000.00                  15            11,040,247.61                 8.87
850,000.01 - 900,000.00                   4             3,484,588.13                 2.80
900,000.01 - 950,000.00                   2             1,852,809.56                 1.49
950,000.01 - 1,000,000.00                10             9,947,469.43                 7.99
-------------------------------------------------------------------------------------------
           Total:                       245          $124,466,422.11               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $508,026.


         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                  Number Of        Stated Principal        Cut-Off Date
Original Loan-to-Value            Mortgage          Balance as of         Pool Principal
Ratios(%)                           Loans            Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
10.01 - 15.00                             2          $    891,856.38                 0.72%
15.01 - 20.00                             2             1,051,663.54                 0.84
20.01 - 25.00                             2               949,036.52                 0.76
25.01 - 30.00                             2             1,233,438.23                 0.99
30.01 - 35.00                             4             2,628,419.48                 2.11
35.01 - 40.00                             4             2,004,000.00                 1.61
40.01 - 45.00                             8             3,998,189.43                 3.21
45.01 - 50.00                            15             8,990,339.33                 7.22
50.01 - 55.00                            14             6,803,867.34                 5.47
55.01 - 60.00                            14             7,275,941.83                 5.85
60.01 - 65.00                            28            15,544,770.57                12.49
65.01 - 70.00                            38            18,130,869.24                14.57
70.01 - 75.00                            31            16,341,544.03                13.13
75.01 - 80.00                            77            37,089,494.71                29.80
80.01 - 85.00                             1               303,426.45                 0.24
85.01 - 90.00                             3             1,229,565.03                 0.99
------------------------------------------------------------------------------------------
                Total:                  245          $124,466,422.11               100.00%
==========================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.10%.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                18

 BoAMS 2003-C $661,346,000(approximate)

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
Mortgage Interest Rates (%)        Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
3.751 - 4.000                               3        $  1,548,635.91                 1.24%
4.001 - 4.250                              12           6,588,311.59                 5.29
4.251 - 4.500                              75          38,937,680.85                31.28
4.501 - 4.750                              90          45,196,127.08                36.31
4.751 - 5.000                              46          22,225,667.32                17.86
5.001 - 5.250                              16           7,972,224.23                 6.41
5.251 - 5.500                               3           1,997,775.13                 1.61
-------------------------------------------------------------------------------------------
             Total:                       245        $124,466,422.11               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.660%.


                   Gross Margins of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
Gross Margin (%)                   Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
2.250                                     245        $124,466,422.11               100.00%
-------------------------------------------------------------------------------------------
             Total:                       245        $124,466,422.11               100.00%
===========================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                19

 BoAMS 2003-C $661,346,000(approximate)

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
       Maximum Lifetime          Mortgage          Balance as of         Pool Principal
  Mortgage Interest Rates (%)      Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
9.751 - 10.000                              3        $  1,548,635.91                 1.24%
10.001 - 10.250                            12           6,588,311.59                 5.29
10.251 - 10.500                            75          38,937,680.85                31.28
10.501 - 10.750                            90          45,196,127.08                36.31
10.751 - 11.000                            46          22,225,667.32                17.86
11.001 - 11.250                            16           7,972,224.23                 6.41
11.251 - 11.500                             3           1,997,775.13                 1.61
-------------------------------------------------------------------------------------------
              Total:                      245        $124,466,422.11               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.660%.


          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
  First Rate Adjustment Date       Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
January 1, 2006                             2        $    989,875.23                 0.80%
February 1, 2006                          148          75,862,834.25                60.95
March 1, 2006                              95          47,613,712.63                38.25
-------------------------------------------------------------------------------------------
              Total:                      245        $124,466,422.11               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                20

 BoAMS 2003-C $661,346,000(approximate)

                Remaining Terms of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
Remaining Term (Months)            Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
161 - 180                                   3        $  1,701,239.86                 1.37%
341 - 360                                 242         122,765,182.25                98.63
-------------------------------------------------------------------------------------------
           Total:                         245        $124,466,422.11               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
      Credit Scores                Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
801 - 850                                   3        $  1,351,470.61                 1.09%
751 - 800                                 110          54,161,547.61                43.51
701 - 750                                  87          47,221,424.27                37.94
651 - 700                                  39          19,169,999.35                15.40
601 - 650                                   6           2,561,980.27                 2.06
-------------------------------------------------------------------------------------------
           Total:                         245        $124,466,422.11               100.00%
===========================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                21

 BoAMS 2003-C $661,346,000(approximate)

                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 25.56% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                     Collateral Summary       Range (if applicable)
                                                     ------------------       ---------------------
Total Outstanding Loan Balance                            $469,5300884

Total Number of Loans                                              905

Average Loan Principal Balance                            $    518,819       $322,701 to $1,000,000

WA Gross Coupon                                                  5.177%             3.750% to 6.125%

WA FICO                                                            737                   621 to 816

WA Original Term (mos.)                                            358                   120 to 360

WA Remaining Term (mos.)                                           357                   119 to 360

WA OLTV                                                          64.74%             14.96% to 95.00%

WA Months to First Rate Adjustment Date                             59                     54 to 60

Gross Margin                                                     2.250%

WA Rate Ceiling                                                 10.177%            8.750% to 11.125%

Geographic Concentration of Mortgaged                 CA         74.78%
Properties (Top 5 States) based on the Aggregate      IL          5.08%
Stated Principal Balance                              GA          2.66%
                                                      NC          2.05%
                                                      FL          2.05%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                22

 BoAMS 2003-C $661,346,000(approximate)

                  Collateral Summary of Group 2 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
       Occupancy                   Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
Primary Residence                         854        $445,384,015.43                94.86%
Second Home                                38          19,322,516.42                 4.12
Investor Property                          13           4,824,351.77                 1.03
-------------------------------------------------------------------------------------------
           Total:                         905        $469,530,883.62               100.00%
===========================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
     Property Type                 Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
Single Family Residence                   594        $314,873,504.18                67.06%
PUD-Detached                              210         106,772,910.71                22.74
Condominium                                63          29,946,494.81                 6.38
PUD-Attached                               22           9,451,936.52                 2.01
2-Family                                    9           5,255,177.74                 1.12
PUD                                         5           2,238,045.99                 0.48
Townhouse                                   1             538,400.00                 0.11
3-Family                                    1             454,413.67                 0.10
-------------------------------------------------------------------------------------------
           Total:                         905        $469,530,883.62               100.00%
===========================================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
        Purpose                    Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
Refinance-Rate/Term                       583        $313,066,035.28                66.68%
Purchase                                  182          89,176,193.34                18.99
Refinance-Cashout                         140          67,288,655.00                14.33
-------------------------------------------------------------------------------------------
           Total:                         905        $469,530,883.62               100.00%
===========================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                23

 BoAMS 2003-C $661,346,000(approximate)

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
     Geographic Area               Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
California                              668          $351,105,525.30                74.78%
Illinois                                 45            23,851,958.00                 5.08
Georgia                                  24            12,511,194.12                 2.66
North Carolina                           18             9,612,454.96                 2.05
Florida                                  21             9,608,409.38                 2.05
Virginia                                 20             9,219,988.58                 1.96
Colorado                                 14             7,358,953.49                 1.57
Texas                                    11             5,128,899.55                 1.09
Massachusetts                            10             4,872,636.93                 1.04
South Carolina                            8             4,559,051.41                 0.97
Nevada                                    8             4,313,827.44                 0.92
Maryland                                  9             4,022,138.54                 0.86
Arizona                                   8             3,229,701.51                 0.69
Connecticut                               6             2,964,220.21                 0.63
Washington                                6             2,424,249.07                 0.52
Missouri                                  5             2,166,197.56                 0.46
New Mexico                                4             2,137,720.17                 0.46
District of Columbia                      4             1,936,580.06                 0.41
Minnesota                                 3             1,800,832.58                 0.38
Tennessee                                 3             1,690,100.01                 0.36
New Jersey                                3             1,199,927.84                 0.26
Rhode Island                              1               963,893.11                 0.21
New York                                  2               924,964.50                 0.20
Hawaii                                    1               650,000.00                 0.14
Wisconsin                                 1               449,459.30                 0.10
Wyoming                                   1               416,000.00                 0.09
Oregon                                    1               412,000.00                 0.09
-------------------------------------------------------------------------------------------
           Total:                       905          $469,530,883.62               100.00%
===========================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.95% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                24

 BoAMS 2003-C $661,346,000(approximate)

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
Current Mortgage Loan            Mortgage          Balance as of         Pool Principal
Principal Balances ($)             Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                  63          $ 21,366,357.06                 4.55%
350,000.01 - 400,000.00                 191            72,659,440.57                15.47
400,000.01 - 450,000.00                 144            61,299,789.54                13.06
450,000.01 - 500,000.00                 129            61,664,100.77                13.13
500,000.01 - 550,000.00                  83            43,667,502.84                 9.30
550,000.01 - 600,000.00                  73            42,182,736.19                 8.98
600,000.01 - 650,000.00                  64            40,167,178.19                 8.55
650,000.01 - 700,000.00                  39            26,300,105.82                 5.60
700,000.01 - 750,000.00                  37            27,045,712.99                 5.76
750,000.01 - 800,000.00                  18            13,960,196.63                 2.97
800,000.01 - 850,000.00                  10             8,235,287.73                 1.75
850,000.01 - 900,000.00                  19            16,696,361.33                 3.56
900,000.01 - 950,000.00                   6             5,573,119.06                 1.19
950,000.01 - 1,000,000.00                29            28,712,994.90                 6.12
-------------------------------------------------------------------------------------------
           Total:                       905          $469,530,883.62               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $518,819.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                25

 BoAMS 2003-C $661,346,000(approximate)

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                  Number Of        Stated Principal        Cut-Off Date
Original Loan-to-Value            Mortgage          Balance as of         Pool Principal
Ratios(%)                           Loans            Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
10.01 - 15.00                             1          $    613,500.00                 0.13%
15.01 - 20.00                             8             4,356,303.63                 0.93
20.01 - 25.00                             6             3,887,728.31                 0.83
25.01 - 30.00                            15             9,311,859.87                 1.98
30.01 - 35.00                            23            13,861,952.44                 2.95
35.01 - 40.00                            22            11,446,468.18                 2.44
40.01 - 45.00                            29            17,366,644.33                 3.70
45.01 - 50.00                            42            22,082,756.35                 4.70
50.01 - 55.00                            44            22,729,735.53                 4.84
55.01 - 60.00                            62            32,055,010.90                 6.83
60.01 - 65.00                            94            53,288,469.91                11.35
65.01 - 70.00                           153            79,826,038.88                17.00
70.01 - 75.00                           108            58,381,926.35                12.43
75.01 - 80.00                           291           137,562,320.15                29.30
85.01 - 90.00                             5             1,987,818.79                 0.42
90.01 - 95.00                             2               772,350.00                 0.16
-------------------------------------------------------------------------------------------
                Total:                  905          $469,530,883.62               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.74%.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                26

 BoAMS 2003-C $661,346,000(approximate)

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
Mortgage Interest Rates (%)        Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
3.501 - 3.750                               3        $  1,636,596.00                 0.35%
3.751 - 4.000                               3           1,399,796.21                 0.30
4.001 - 4.250                               9           3,925,072.82                 0.84
4.251 - 4.500                              20          10,137,239.10                 2.16
4.501 - 4.750                              60          29,756,820.20                 6.34
4.751 - 5.000                             234         123,483,215.90                26.30
5.001 - 5.250                             265         138,165,355.45                29.43
5.251 - 5.500                             208         107,637,561.18                22.92
5.501 - 5.750                              86          43,303,169.65                 9.22
5.751 - 6.000                              15           8,580,105.43                 1.83
6.001 - 6.250                               2           1,505,951.68                 0.32
-------------------------------------------------------------------------------------------
             Total:                       905        $469,530,883.62               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.177%.


                   Gross Margins of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
Gross Margin (%)                   Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
2.250                                     905        $469,530,883.62               100.00%
-------------------------------------------------------------------------------------------
             Total:                       905        $469,530,883.62               100.00%
===========================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                27

 BoAMS 2003-C $661,346,000(approximate)

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
       Maximum Lifetime          Mortgage          Balance as of         Pool Principal
  Mortgage Interest Rates (%)      Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
8.501 - 8.750                               3        $  1,636,596.00                 0.35%
8.751 - 9.000                               3           1,399,796.21                 0.30
9.001 - 9.250                               9           3,925,072.82                 0.84
9.251 - 9.500                              20          10,137,239.10                 2.16
9.501 - 9.750                              60          29,756,820.20                 6.34
9.751 - 10.000                            234         123,483,215.90                26.30
10.001 - 10.250                           265         138,165,355.45                29.43
10.251 - 10.500                           208         107,637,561.18                22.92
10.501 - 10.750                            86          43,303,169.65                 9.22
10.751 - 11.000                            15           8,580,105.43                 1.83
11.001 - 11.250                             2           1,505,951.68                 0.32
-------------------------------------------------------------------------------------------
              Total:                      905        $469,530,883.62               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.177%.


          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
  First Rate Adjustment Date       Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
September 1, 2007                           2        $  1,387,500.00                 0.30%
October 1, 2007                             1             999,000.00                 0.21
November 1, 2007                            6           3,568,974.13                 0.76
December 1, 2007                           12           6,926,548.13                 1.48
January 1, 2008                            19          10,763,496.96                 2.29
February 1, 2008                          506         258,687,231.90                55.09
March 1, 2008                             359         187,198,132.50                39.87
-------------------------------------------------------------------------------------------
              Total:                      905        $469,530,883.62               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                28

 BoAMS 2003-C $661,346,000(approximate)

                Remaining Terms of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
Remaining Term (Months)            Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
101 - 120                                   3        $  1,394,057.33                 0.30%
161 - 180                                   6           3,210,134.64                 0.68
221 - 240                                   1             483,902.85                 0.10
281 - 300                                   4           1,846,212.93                 0.39
341 - 360                                 891         462,596,575.87                98.52
-------------------------------------------------------------------------------------------
           Total:                         905        $469,530,883.62               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
      Credit Scores                Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
801 - 850                                  12        $  5,251,914.12                 1.12%
751 - 800                                 369         190,208,017.41                40.51
701 - 750                                 373         194,004,527.41                41.32
651 - 700                                 132          69,758,261.38                14.86
601 - 650                                  17           9,312,210.35                 1.98
Not Scored                                  2             995,952.95                 0.21
-------------------------------------------------------------------------------------------
           Total:                         905        $469,530,883.62               100.00%
===========================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                29

 BoAMS 2003-C $661,346,000(approximate)

                  Collateral Summary of Group 3 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                     Collateral Summary       Range (if applicable)
                                                     ------------------       ---------------------
Total Outstanding Loan Balance                             $86,871,608

Total Number of Loans                                              177

Average Loan Principal Balance                             $   490,800       $324,303 to $1,000,000

WA Gross Coupon                                                  5.637%             4.375% to 6.250%

WA FICO                                                            740                   626 to 837

WA Original Term (mos.)                                            359                   240 to 360

WA Remaining Term (mos.)                                           358                   238 to 360

WA OLTV                                                          61.89%             19.81% to 84.30%

WA Months to First Rate Adjustment Date                             83                     80 to 84

Gross Margin                                                     2.250%

WA Rate Ceiling                                                 10.637%            9.375% to 11.250%

Geographic Concentration of Mortgaged                 CA         65.56%
Properties (Top 5 States) based on the Aggregate      MD          4.55%
Stated Principal Balance                              VA          4.22%
                                                      DC          3.16%
                                                      SC          2.99%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                30

 BoAMS 2003-C $661,346,000(approximate)

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------
                                                     Aggregate                 % of
                                Number Of        Stated Principal          Cut-Off Date
                                 Mortgage          Balance as of          Pool Principal
            Occupancy              Loans           Cut-Off Date               Balance
----------------------------------------------------------------------------------------
Primary Residence                  167            $81,943,715.47              94.33%
Second Home                         10              4,927,892.57               5.67
----------------------------------------------------------------------------------------
           Total:                  177            $86,871,608.04             100.00%
========================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------
                                                     Aggregate                % of
                                Number Of        Stated Principal          Cut-Off Date
                                 Mortgage          Balance as of          Pool Principal
        Property Type              Loans           Cut-Off Date               Balance
----------------------------------------------------------------------------------------
Single Family Residence            133            $66,200,201.91              76.20%
PUD-Detached                        37             17,849,796.86              20.55
PUD-Attached                         4              1,568,294.81               1.81
Condominium                          3              1,253,314.46               1.44
----------------------------------------------------------------------------------------
           Total:                  177            $86,871,608.04             100.00%
========================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------
                                                     Aggregate                 % of
                                Number Of        Stated Principal          Cut-Off Date
                                 Mortgage          Balance as of          Pool Principal
           Purpose                 Loans           Cut-Off Date               Balance
----------------------------------------------------------------------------------------
Refinance-Rate/Term                101            $49,885,448.74              57.42%
Refinance-Cashout                   47             21,891,933.94              25.20
Purchase                            29             15,094,225.36              17.38
----------------------------------------------------------------------------------------
           Total:                  177            $86,871,608.04             100.00%
========================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                31

 BoAMS 2003-C $661,346,000(approximate)

              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

------------------------------------------------------------------------------
                                               Aggregate            % of
                             Number Of     Stated Principal     Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Geographic Area         Loans        Cut-Off Date          Balance
------------------------------------------------------------------------------
California                      111         $56,953,107.58           65.56%
Maryland                         10           3,949,398.83            4.55
Virginia                          8           3,665,986.06            4.22
District of Columbia              6           2,749,013.09            3.16
South Carolina                    5           2,594,434.77            2.99
Arizona                           6           2,423,082.39            2.79
Georgia                           5           2,321,648.44            2.67
Texas                             5           2,240,077.64            2.58
Florida                           3           1,910,565.73            2.20
North Carolina                    4           1,618,561.62            1.86
New York                          3           1,264,737.75            1.46
Missouri                          1             870,383.24            1.00
Illinois                          2             824,303.47            0.95
Wyoming                           1             551,614.24            0.63
Wisconsin                         1             505,671.49            0.58
Washington                        1             486,966.40            0.56
New Jersey                        1             467,960.45            0.54
Ohio                              1             419,540.28            0.48
Oregon                            1             370,619.39            0.43
Iowa                              1             346,887.45            0.40
New Mexico                        1             337,047.73            0.39
--------------------------------------------------------------------------
             Total:             177         $86,871,608.04          100.00%
==========================================================================

(1) As of the Cut-Off Date, no more than approximately 2.88% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                32

 BoAMS 2003-C $661,346,000(approximate)


   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

------------------------------------------------------------------------------------------
                                                       Aggregate                 % of
                                  Number Of        Stated Principal          Cut-Off Date
Current Mortgage Loan Principal    Mortgage          Balance as of          Pool Principal
Balances($)                          Loans           Cut-Off Date               Balance
------------------------------------------------------------------------------------------
300,000.01 - 350,000.00               17            $ 5,723,017.51               6.59%
350,000.01 - 400,000.00               38             14,366,120.65              16.54
400,000.01 - 450,000.00               29             12,444,609.88              14.33
450,000.01 - 500,000.00               37             17,616,446.80              20.28
500,000.01 - 550,000.00               17              8,982,964.20              10.34
550,000.01 - 600,000.00               10              5,836,694.91               6.72
600,000.01 - 650,000.00                9              5,678,182.56               6.54
650,000.01 - 700,000.00                5              3,399,449.80               3.91
700,000.01 - 750,000.00                3              2,178,386.52               2.51
800,000.01 - 850,000.00                3              2,457,315.33               2.83
850,000.01 - 900,000.00                6              5,262,513.01               6.06
900,000.01 - 950,000.00                1                928,000.00               1.07
950,000.01 - 1,000,000.00              2              1,997,906.87               2.30
------------------------------------------------------------------------------------------
              Total:                 177            $86,871,608.04             100.00%
==========================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $490,800.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                33

 BoAMS 2003-C $661,346,000(approximate)

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

---------------------------------------------------------------------------------------
                                                        Aggregate            % of
                                     Number Of      Stated Principal     Cut-Off Date
                                      Mortgage        Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)       Loans         Cut-Off Date          Balance
---------------------------------------------------------------------------------------
15.01 - 20.00                             1          $   613,327.94         0.71%
20.01 - 25.00                             1              440,000.00         0.51
25.01 - 30.00                             1              595,377.73         0.69
30.01 - 35.00                             3            1,271,311.07         1.46
35.01 - 40.00                             7            3,503,805.01         4.03
40.01 - 45.00                            10            5,258,087.31         6.05
45.01 - 50.00                            20           10,459,478.89        12.04
50.01 - 55.00                            20            9,211,982.70        10.60
55.01 - 60.00                            14            6,991,311.31         8.05
60.01 - 65.00                            18            8,307,748.84         9.56
65.01 - 70.00                            23           11,058,177.54        12.73
70.01 - 75.00                            10            5,082,212.30         5.85
75.01 - 80.00                            48           23,752,885.22        27.34
80.01 - 85.00                             1              325,902.18         0.38
---------------------------------------------------------------------------------------
              Total:                    177          $86,871,608.04       100.00%
=======================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 61.89%.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                34

 BoAMS 2003-C $661,346,000(approximate)

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
Mortgage Interest Rates (%)        Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
4.251 - 4.500                               1        $    719,030.14                 0.83%
4.501 - 4.750                               2             841,449.27                 0.97
4.751 - 5.000                               9           4,146,345.61                 4.77
5.001 - 5.250                              16           7,700,622.70                 8.86
5.251 - 5.500                              35          17,785,750.76                20.47
5.501 - 5.750                              57          27,951,762.40                32.18
5.751 - 6.000                              49          23,825,175.82                27.43
6.001 - 6.250                               8           3,901,471.34                 4.49
-------------------------------------------------------------------------------------------
            Total:                        177         $86,871,608.04               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.637%


                   Gross Margins of the Group 3 Mortgage Loans

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
Gross Margin (%)                   Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
2.250                                     177         $86,871,608.04               100.00%
-------------------------------------------------------------------------------------------
            Total:                        177         $86,871,608.04               100.00%
===========================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                35

 BoAMS 2003-C $661,346,000(approximate)

                 Rate Ceilings of the Group 3 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
       Maximum Lifetime          Mortgage          Balance as of         Pool Principal
  Mortgage Interest Rates (%)      Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
9.251 - 9.500                               1         $   719,030.14                 0.83%
9.501 - 9.750                               2             841,449.27                 0.97
9.751 - 10.000                              9           4,146,345.61                 4.77
10.001 - 10.250                            16           7,700,622.70                 8.86
10.251 - 10.500                            35          17,785,750.76                20.47
10.501 - 10.750                            57          27,951,762.40                32.18
10.751 - 11.000                            49          23,825,175.82                27.43
11.001 - 11.250                             8           3,901,471.34                 4.49
-------------------------------------------------------------------------------------------
              Total:                      177         $86,871,608.04               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.637%.


             Next Adjustment Date of the Group 3 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
  Next Adjustment Date             Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
November 1, 2009                            2         $ 1,261,753.67                 1.45%
December 1, 2009                            1             381,993.96                 0.44
January 1, 2010                            45          21,709,698.17                24.99
February 1, 2010                           98          47,318,333.24                54.47
March 1, 2010                              31          16,199,829.00                18.65
-------------------------------------------------------------------------------------------
              Total:                      177         $86,871,608.04               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average months to the Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                36

 BoAMS 2003-C $661,346,000(approximate)

                Remaining Terms of the Group 3 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
Remaining Term (Months)            Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
221 - 240                                   1         $   467,960.45                 0.54%
281 - 300                                   1             590,061.91                 0.68
341 - 360                                 175          85,813,585.68                98.78
-------------------------------------------------------------------------------------------
              Total:                      177         $86,871,608.04               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.


         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

-------------------------------------------------------------------------------------------

                                                     Aggregate                % of
                                 Number Of        Stated Principal        Cut-Off Date
                                 Mortgage          Balance as of         Pool Principal
      Credit Scores                Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
801 - 850                                   7         $ 2,997,537.19                 3.45%
751 - 800                                  72          35,768,835.57                41.17
701 - 750                                  69          35,226,720.68                40.55
651 - 700                                  24          10,667,425.47                12.28
601 - 650                                   5           2,211,089.13                 2.55
-------------------------------------------------------------------------------------------
              Total:                      177         $86,871,608.04               100.00%
===========================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America Securities LLC                                                37

    Lehman Brothers               Mortgage Backed Securities
________________________________________________________________________________

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-C
$661,346,000 (approximate)

Classes 1-A-1, 2-A-1 and 3-A-1
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

Bank of America(R)[LOGO]




March 10, 2003

________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

   Lehman Brothers                         Mortgage Backed Securities
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

                                                         Est. Est. Prin.     Expected                 Expected
                Approx.                                  WAL    Window   Maturity to Roll  Delay       Ratings
   Class       Size/(2)/    Interest - Principal Type   (yrs)    (mos)      @ 25 CPR       Days     (Moody's/S&P)
Offered Certificates
--------------------
   1-A-1     $120,981,000   Variable - Pass-thru/(3)/    1.93    1 - 35      02/25/2006      24         Aaa /AAA
   2-A-1     $455,969,000   Variable - Pass-thru/(4)/    2.56    1 - 59      02/25/2008      24         Aaa /AAA
   3-A-1     $ 84,396,000   Variable - Pass-thru/(4)/    2.88    1 - 83      02/25/2010      24         Aaa /AAA

Not Offered Hereunder
---------------------
    B-1      $ 8,852,000                                                                                Not Rated/AA
    B-2      $ 4,085,000                                                                                Not Rated/A
    B-3      $ 2,723,000                                                                               Not Rated/BBB
    B-4      $ 1,021,000                                                                                Not Rated/BB
    B-5      $ 1,021,000                                                                                Not Rated/B
    B-6      $ 1,363,536                                                                            Not Rated/Not Rated
   1-A-P          TBD        Principal Only/(6)/                                                           Aaa/AAA
   2-A-P          TBD        Principal Only/(7)/                                                           Aaa/AAA
   3-A-P          TBD        Principal Only/(8)/                                                           Aaa/AAA
    SES           TBD         Interest Only/(9)/                                                             N.A.
    WIO           TBD         Interest Only/(10)/                                                            N.A.
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2006, February 2008 and February 2010, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring in the month of and prior to January 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of February 2006 interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after March 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring in the month of and prior to September 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of October 2007 and prior to March 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after March 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring in the month of and prior to November 2009, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of December 2009 and prior to March 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after March 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring in the month of or after March 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(7) For each Distribution Date occurring in the month of or after March 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(8) For each Distribution Date occurring in the month of or after March 2010, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(9) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.

(10) Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2 and (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

  Lehman Brothers                 Mortgage Backed Securities

                               Preliminary Summary of Terms

Transaction:                   Banc of America Mortgage Securities, Inc.
                               Mortgage Pass-Through Certificates, Series 2003-C

Lead Manager (Book Runner):    Banc of America Securities LLC

Co-Managers:                   Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:           Bank of America, N.A.

Trustee:                       Wells Fargo Bank Minnesota, N.A.

Transaction Size:              $680,868,914

Securities Offered:            $120,981,000 Class 1-A-1 Certificates
                               $455,969,000 Class 2-A-1 Certificates
                               $84,396,000 Class 3-A-1 Certificates

Group 1 Collateral:            3/1 Hybrid ARM Residential  Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:            5/1 Hybrid ARM Residential  Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 25.56% of the Group
                               2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:            7/1 Hybrid ARM Residential  Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:               Moody's Investor Service, Inc. and Standard &
                               Poor's (Class A Certificates) and Standard &
                               Poor's (Subordinate Certificates except for the Class B-6 Certificates)

Expected Pricing Date:         Week of March 10, 2003

Expected Closing Date:         March 25, 2003

Collection Period:             The calendar month preceding the current
                               Distribution Date


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

    Lehman Brothers                Mortgage Backed Securities

                               Preliminary Summary of Terms

Distribution Date:             25/th/ of each month, or the next succeeding
                               Business day (First Payment Date: April 25, 2003)

Cut-Off Date:                  March 1, 2003

Class A Certificates:          Class 1-A-1, 2-A-1, 3-A-1, 1-A-P, 2-A-P and 3-A-P
                               Certificates (the "Class A Certificates").

Subordinate Certificates:      Class B-1, B-2, B-3, B-4, B-5 and B-6
                               Certificates (the "Class B Certificates"). The
                               Subordinate Certificates are not offered hereunder.

Group 1-A  Certificates:       Class 1-A-1

Group 2-A Certificates:        Class 2-A-1

Group 3-A Certificates:        Class 3-A-1

Class A-P Certificates:        Class 1-A-P, 2-A-P and 3-A-P

Day Count:                     30/360

Group 1,Group 2 and Group 3    25% CPR
Prepayment Speed:

Clearing:                      DTC, Clearstream and Euroclear

                                  Original
                                 Certificate       Minimum      Incremental
Certificates:                       Form        Denominations  Denominations
                                    ----        -------------  -------------
   Class 1-A-1, 2-A-1 and        Book Entry        $1,000            $1
         3-A-1

SMMEA Eligibility:             The Class A Certificates and the Class B-1
                               Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:             All of the Offered Certificates are expected to
                               be ERISA eligible.

Tax Structure:                 REMIC

Optional Clean-up Call:        Any Distribution Date on or after which the
                               Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate
                               Principal Balance as of the Cut-Off Date
                               ("Cut-Off Date Pool Principal Balance").


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

   Lehman Brothers                Mortgage Backed Securities

                        Preliminary Summary of Terms

Principal:              Principal will be allocated to the certificates
                        according to the Priority of Distributions: The Group 1
                        Senior Principal Distribution Amount will generally be allocated to the Group 1-A-1 Certificates until its class balance has been reduced to zero. The Group 1
                        Ratio Strip Principal Amount will generally be allocated to the Class 1-A-P Certificates. The Group 2 Senior
                        Principal Distribution Amount will generally be allocated to the Group 2-A-1 Certificates until its class balance has been reduced to zero. The Group 2
                        Ratio Stripped Principal Amount will generally be allocated to the Class 2-A-P Certificates. The Group 3
                        Senior Principal Distribution Amount will generally be allocated to the Group 3-A-1 Certificates until its class balance has been reduced to zero. The Group 3
                        Ratio Stripped Principal Amount will generally be allocated to the Class 3-A-P Certificates. The
                        Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations.
                        After the class balance of the Class A Certificates of a Group (other than the Class A-P Certificates of such
                        Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (other than the Class A-P Certificates of such Group). (Please see the Priority of Distributions section.)

Interest Accrual:       Interest will accrue on each class of Certificates
                        (other than the Class A-P Certificates; interest will accrue on the Class 1-A-P Certificates beginning in February 2006, on the Class 2-A-P Certificates beginning in February 2008 and on the Class 3-A-P Certificates beginning in February 2010) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Interest Accrual Period"). The initial Interest Accrual
                        Period will be deemed to have commenced on March 1, 2003. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                              Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                              Trustee Fee Rate will be [0.0035]% per annum. The
                              Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:        The aggregate servicing compensation payable to
                              the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date, the
                              excess of its mortgage interest rate over the sum of (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii) the applicable WIO
                              Rate.

WIO Rate:                     The WIO Rate of a Mortgage Loan is the  excess of
                              its mortgage interest rate as of the closing date over the sum of (i) the applicable Administrative
                              Fee, (ii) the pass-through rate of the Class SES
                              Component in the related group and (iii) [ ]% for Loan Group 1, [ ]% for Loan Group 2 and [ ]% for
                              Loan Group 3. Notwithstanding the foregoing, for each Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO
                              Rate with respect to such Mortgage Loan will be zero.

Adjusted Net WAC:             The Adjusted Net WAC of the Mortgage Loans of each
                              Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan Group, of (i) the Net Mortgage Interest Rate for such Mortgage
                              Loan multiplied by (ii) the Stated Principal
                              Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution
                              Date divided by (B) the sum of the product of, for each Mortgage Loan of such Loan Group, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Pool Distribution             The Pool Distribution Amount for each Loan Group
Amount:                       with respect to any Distribution Date will be
                              equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                              Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related
                              Collection Period (in each case, net of
                              unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan
                              Group corresponding to the related Collection
                              Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage
                              Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:            The Senior Percentage for a Loan Group on any
                              Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates
                              (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by
                              (ii) the aggregate principal balance (Non-Ratio
                              Strip Portion) of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate                   The Subordinate Prepayment Percentage for a Loan
Prepayment Percentage:        Group for any Distribution Date will equal 100%
                              minus the Senior Prepayment Percentage for such Loan Group for such date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Group 1, Group 2 and          For the following Distribution Dates, will be as
Group 3 Senior                follows:
Prepayment Percentage:

                              Distribution Date                        Senior Prepayment  Percentage
                              -----------------                        -----------------------------
                              April 2003 through March 2010            100%;
                              April 2010 through March 2011            the applicable  Senior Percentage plus,
                                                                       70% of the applicable Subordinate
                                                                       Percentage;
                              April 2011 through March 2012            the applicable  Senior Percentage plus,
                                                                       60% of the applicable Subordinate
                                                                       Percentage;
                              April 2012 through March 2013            the applicable  Senior Percentage plus,
                                                                       40% of the applicable Subordinate
                                                                       Percentage;
                              April 2013 through March 2014            the applicable  Senior Percentage plus,
                                                                       20% of the applicable Subordinate
                                                                       Percentage;
                              April 2014 and                           the applicable  Senior Percentage;
                              thereafter

                              provided, however,


                              (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P Certificates of all the loan groups divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the loan groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for both Groups for such Distribution Date will equal 100%,

                              (ii) if for each Group of Certificates on any Distribution Date prior to the April 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                              (iii) if for each Group of Certificates on or
                                    after the April 2006 Distribution Date,
                                    prior to giving effect to any
                                    distributions, the Aggregate Subordinate
                                    Percentage is greater than or equal to
                                    twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Group 1 Discount Mortgage       Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is less
                                than [ %] per annum.

Group 1 Premium Mortgage        Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is equal
                                to or greater than [ %] per annum.

Group 2 Discount Mortgage       Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is less
                                than [ %] per annum.

Group 2 Premium Mortgage        Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is equal
                                to or greater than [ %] per annum.

Group 3 Discount Mortgage       Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is less
                                than [ %] per annum.

Group 3 Premium Mortgage        Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is equal
                                to or greater than [ %] per annum.

Non-Ratio Strip Percentage:     As to any Group 1 Discount Mortgage Loan, a
                                fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                                Rate of such Group 1 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                                Rate of such Group 2 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 3 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                                Rate of such Group 3 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:         As to any Discount Mortgage Loan, 100% minus the
                                Non-Ratio Strip Percentage for such Mortgage
                                Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Ratio Strip Principal Amount:    As to any Distribution Date and any Loan Group,
                                 the sum of the applicable Ratio Strip
                                 Percentage of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                                 Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                 Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                                 Mortgage Loans received during the calendar month preceding the month of such Distribution
                                 Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated
                                 Mortgage Loan during the calendar month
                                 preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Ratio
                                 Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan
                                 Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio
                                 Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan group of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                                 Credit Support

The Class B Certificates are Cross-Collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.


                      Subordination of Class B Certificates

                                     Class A
                             Credit Support (2.80%)
                                    Class B-1
                             Credit Support (1.50%)
                                    Class B-2
              Priority of    Credit Support (0.90%)       Order of
               Payment              Class B-3               Loss
                             Credit Support (0.50%)      Allocation
                                    Class B-4
                             Credit Support (0.35%)
                                    Class B-5
                             Credit Support (0.20%)
                                    Class B-6
                             Credit Support (0.00%)

                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions

                              First, to the Trustee

       Second, to the Class SES and Class WIO Components of each Group to pay Interest;

             Third, to the Class A Certificates of each Group to pay
                                    Interest;

       Fourth, to the Class A Certificates of each group to pay Principal.

    Fifth, to the Class A-P Certificates of each group to pay any applicable
                        Ratio-Stripped Deferred Amounts;

      Sixth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and

          Seventh, to the residual certificate, any remaining amounts.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1
-----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.042       2.963      2.917       2.865      2.808       2.744      2.500
  Average Life (Years)                     2.648       2.273      2.099       1.933      1.777       1.630      1.236
  Modified Duration                        2.490       2.147      1.987       1.835      1.691       1.556      1.191
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/06     2/25/06    2/25/06     2/25/06    2/25/06     2/25/06    2/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35

2-A-1
-----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.751       3.660      3.607       3.546      3.477       3.400      3.107
  Average Life (Years)                     4.223       3.286      2.900       2.559      2.258       1.992      1.371
  Modified Duration                        3.794       2.986      2.652       2.355      2.090       1.856      1.301
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/08     2/25/08    2/25/08     2/25/08    2/25/08     2/25/08    2/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

3-A-1
-----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.150       4.049      3.989       3.921      3.844       3.757      3.437
  Average Life (Years)                     5.531       3.951      3.366       2.876      2.467       2.126      1.398
  Modified Duration                        4.756       3.474      2.992       2.584      2.240       1.950      1.316
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/10     2/25/10    2/25/10     2/25/10    2/25/10     2/25/10    2/25/10
  Principal Payment Window (Months)          83         83          83         83          83         83          83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2006, February 2008 and February 2010, respectively.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.161      3.092       3.046       2.991      2.928       2.855      2.577
  Average Life (Years)                    10.761      5.239       4.023       3.209      2.631       2.204      1.401
  Modified Duration                        8.278      4.462       3.535       2.885      2.408       2.045      1.337
  First Principal Payment Date            4/25/03    4/25/03     4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date            12/25/32    12/25/32    12/25/32    12/25/32   12/25/32    12/25/32   12/25/32
  Principal Payment Window (Months)         357         357        357         357        357          357        357

2-A-1
-----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.530       3.556      3.541       3.509      3.460       3.395      3.113
  Average Life (Years)                    11.057       5.352      4.098       3.260      2.668       2.230      1.412
  Modified Duration                        8.174       4.424      3.511       2.870      2.399       2.039      1.334
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/33     2/25/33    2/25/33     2/25/33    2/25/33     2/25/33    2/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359

3-A-1
-----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.823       3.907      3.902       3.870      3.816       3.744      3.436
  Average Life (Years)                     11.030      5.328      4.078       3.244      2.655       2.220      1.407
  Modified Duration                        7.905       4.320      3.443       2.824      2.366       2.014      1.323
  First Principal Payment Date            4/25/03     4/25/03    4/25/03     4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date             2/25/33     2/25/33    2/25/33     2/25/33    2/25/33     2/25/33    2/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              Collateral Summary        Range (if applicable)
                                                              ------------------        ---------------------
Total Outstanding Loan Balance                                      $124,466,422

Total Number of Loans                                                        245

Average Loan Principal Balance                                          $508,026       $303,426 to $1,000,000

WA Gross Coupon                                                            4.660%             4.000% to 5.500%

WA FICO                                                                      739                   625 to 804

WA Original Term (mos.)                                                      358                   180 to 360

WA Remaining Term (mos.)                                                     357                   179 to 360

WA OLTV                                                                    65.10%             12.66% to 90.00%

WA Months to First Rate Adjustment Date                                       35                     34 to 36

Gross Margin                                                               2.250%
WA Rate Ceiling                                                           10.660%           10.000% to 11.500%
Geographic Concentration of  Mortgaged Properties (Top          CA         69.74%
5 States) based on the Aggregate Stated Principal               IL          4.19%
Balance                                                         NV          3.03%
                                                                TX          2.58%
                                                                FL          2.39%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 1 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of      Stated Principal      Cut-Off Date
                              Mortgage         Balance as of      Pool Principal
        Occupancy              Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
Primary Residence                   232       $118,173,142.76             94.94%
Second Home                          10          5,146,136.85              4.13
Investor Property                     3          1,147,142.50              0.92
--------------------------------------------------------------------------------
             Total:                 245       $124,466,422.11            100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                Aggregate              % of
                              Number Of      Stated Principal      Cut-Off Date
                              Mortgage        Balance as of       Pool Principal
        Property Type          Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence             169        $86,219,168.73             69.27%
PUD-Detached                         47         24,227,665.86             19.47
Condominium                          15          6,661,062.93              5.35
PUD-Attached                          7          2,876,300.16              2.31
2-Family                              3          2,106,366.97              1.69
3-Family                              2          1,239,473.96              1.00
PUD                                   2          1,136,383.50              0.91
--------------------------------------------------------------------------------
             Total:                 245       $124,466,422.11            100.00%
================================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                Aggregate              % of
                              Number Of      Stated Principal      Cut-Off Date
                              Mortgage        Balance as of       Pool Principal
        Purpose                Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                 165        $85,497,846.30             68.69%
Purchase                             41         22,386,818.91             17.99
Refinance-Cashout                    39         16,581,756.90             13.32



-------------------------------------------------------------------------------
             Total:                 245       $124,466,422.11            100.00%
================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                Aggregate              % of
                              Number Of      Stated Principal      Cut-Off Date
                              Mortgage        Balance as of       Pool Principal
        Geographic Area        Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
California                          167        $86,803,548.01             69.74%
Illinois                             10          5,220,024.85              4.19
Nevada                                8          3,771,324.42              3.03
Texas                                 6          3,216,567.99              2.58
Florida                               6          2,978,361.10              2.39
Massachusetts                         6          2,842,886.98              2.28
Georgia                               5          2,743,495.87              2.20
Virginia                              5          2,188,698.21              1.76
Washington                            4          1,719,311.56              1.38
Colorado                              3          1,669,652.77              1.34
North Carolina                        3          1,609,596.41              1.29
Maryland                              3          1,439,892.73              1.16
South Carolina                        3          1,328,111.33              1.07
Idaho                                 1          1,000,000.00              0.80
Arizona                               2            839,962.27              0.67
Connecticut                           2            771,381.27              0.62
New Jersey                            2            702,923.19              0.56
South Dakota                          1            500,539.99              0.40
Vermont                               1            471,891.78              0.38
Tennessee                             1            457,193.32              0.37
New Mexico                            1            401,000.00              0.32
Missouri                              1            375,000.00              0.30
Minnesota                             1            370,214.12              0.30
Ohio                                  1            358,200.00              0.29
Michigan                              1            349,549.47              0.28
Oregon                                1            337,094.47              0.27
--------------------------------------------------------------------------------
             Total:                 245       $124,466,422.11            100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.41% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------------------
                                                              Aggregate            % of
                                            Number Of      Stated Principal    Cut-Off Date
Current Mortgage Loan                       Mortgage         Balance as of    Pool Principal
Principal Balances ($)                        Loans          Cut-Off Date         Balance
--------------------------------------------------------------------------------------------
300,000.01 -   350,000.00                          18         $6,034,387.38            4.85%
350,000.01 -   400,000.00                          51         19,287,240.06           15.50
400,000.01 -   450,000.00                          48         20,228,901.95           16.25
450,000.01 -   500,000.00                          42         20,207,814.68           16.24
500,000.01 -   550,000.00                          16          8,466,497.62            6.80
550,000.01 -   600,000.00                          16          9,145,070.24            7.35
600,000.01 -   650,000.00                          16         10,032,637.59            8.06
650,000.01 -   700,000.00                           7          4,738,757.86            3.81
700,000.01 -   750,000.00                          15         11,040,247.61            8.87
850,000.01 -   900,000.00                           4          3,484,588.13            2.80
900,000.01 -   950,000.00                           2          1,852,809.56            1.49
950,000.01 - 1,000,000.00                          10          9,947,469.43            7.99
--------------------------------------------------------------------------------------------
           Total:                                 245       $124,466,422.11          100.00%
============================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $508,026.

           Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------------------
                                                             Aggregate             % of
                                            Number Of     Stated Principal     Cut-Off Date
                                            Mortgage        Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)             Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------------------
10.01 - 15.00                                       2          $891,856.38             0.72%
15.01 - 20.00                                       2         1,051,663.54             0.84
20.01 - 25.00                                       2           949,036.52             0.76
25.01 - 30.00                                       2         1,233,438.23             0.99
30.01 - 35.00                                       4         2,628,419.48             2.11
35.01 - 40.00                                       4         2,004,000.00             1.61
40.01 - 45.00                                       8         3,998,189.43             3.21
45.01 - 50.00                                      15         8,990,339.33             7.22
50.01 - 55.00                                      14         6,803,867.34             5.47
55.01 - 60.00                                      14         7,275,941.83             5.85
60.01 - 65.00                                      28        15,544,770.57            12.49
65.01 - 70.00                                      38        18,130,869.24            14.57
70.01 - 75.00                                      31        16,341,544.03            13.13
75.01 - 80.00                                      77        37,089,494.71            29.80
80.01 - 85.00                                       1           303,426.45             0.24
85.01 - 90.00                                       3         1,229,565.03             0.99
--------------------------------------------------------------------------------------------
                Total:                            245      $124,466,422.11           100.00%
============================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.10%.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.751 - 4.000                              3      $1,548,635.91            1.24%
4.001 - 4.250                             12       6,588,311.59            5.29
4.251 - 4.500                             75      38,937,680.85           31.28
4.501 - 4.750                             90      45,196,127.08           36.31
4.751 - 5.000                             46      22,225,667.32           17.86
5.001 - 5.250                             16       7,972,224.23            6.41
5.251 - 5.500                              3       1,997,775.13            1.61
--------------------------------------------------------------------------------
             Total:                      245    $124,466,422.11          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.660%.

                  Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                    245     $124,466,422.11         100.00%
--------------------------------------------------------------------------------
             Total:                      245     $124,466,422.11         100.00%
================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

------------------------------------------------------------------------------------
                                                      Aggregate            % of
                                    Number Of     Stated Principal     Cut-Off Date
         Maximum Lifetime           Mortgage        Balance as of     Pool Principal
    Mortgage Interest Rates (%)       Loans         Cut-Off Date         Balance
------------------------------------------------------------------------------------
 9.751 - 10.000                           3      $  1,548,635.91           1.24%
10.001 - 10.250                          12         6,588,311.59           5.29
10.251 - 10.500                          75        38,937,680.85          31.28
10.501 - 10.750                          90        45,196,127.08          36.31
10.751 - 11.000                          46        22,225,667.32          17.86
11.001 - 11.250                          16         7,972,224.23           6.41
11.251 - 11.500                           3         1,997,775.13           1.61
------------------------------------------------------------------------------------
              Total:                    245      $124,466,422.11         100.00%
====================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.660%.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

------------------------------------------------------------------------------------
                                                      Aggregate            % of
                                    Number Of     Stated Principal     Cut-Off Date
                                    Mortgage        Balance as of     Pool Principal
    First Rate Adjustment Date        Loans         Cut-Off Date         Balance
------------------------------------------------------------------------------------
January 1, 2006                           2      $    989,875.23           0.80%
February 1, 2006                        148        75,862,834.25          60.95
March 1, 2006                            95        47,613,712.63          38.25
------------------------------------------------------------------------------------
              Total:                    245      $124,466,422.11         100.00%
====================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Remaining Terms of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of      Stated Principal     Cut-Off Date
                               Mortgage       Balance as of      Pool Principal
Remaining Term (Months)         Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
161 - 180                         3          $  1,701,239.86           1.37%
341 - 360                       242           122,765,182.25          98.63
--------------------------------------------------------------------------------
           Total:               245          $124,466,422.11         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------
                                       Aggregate              % of
                     Number Of     Stated Principal       Cut-Off Date
                      Mortgage       Balance as of       Pool Principal
   Credit Scores       Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------
801 - 850                    3      $  1,351,470.61             1.09%
751 - 800                  110        54,161,547.61            43.51
701 - 750                   87        47,221,424.27            37.94
651 - 700                   39        19,169,999.35            15.40
601 - 650                    6         2,561,980.27             2.06
--------------------------------------------------------------------------
      Total:               245      $124,466,422.11           100.00%
==========================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 25.56% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                                Collateral Summary          Range (if applicable)
                                                                ------------------          ---------------------
Total Outstanding Loan Balance                                           $469,530,884

Total Number of Loans                                                             905

Average Loan Principal Balance                                           $    518,819       $322,701 to $1,000,000

WA Gross Coupon                                                                 5.177%             3.750% to 6.125%

WA FICO                                                                           737                   621 to 816

WA Original Term (mos.)                                                           358                   120 to 360

WA Remaining Term (mos.)                                                          357                   119 to 360

WA OLTV                                                                         64.74%             14.96% to 95.00%

WA Months to First Rate Adjustment Date                                            59                     54 to 60

Gross Margin                                                                    2.250%

WA Rate Ceiling                                                                10.177%            8.750% to 11.125%

Geographic Concentration of Mortgaged Properties (Top                CA         74.78%
5 States) based on the Aggregate Stated Principal                    IL          5.08%
Balance                                                              GA          2.66%
                                                                     NC          2.05%
                                                                     FL          2.05%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 2 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

------------------------------------------------------------------------------
                                               Aggregate            % of
                            Number Of      Stated Principal     Cut-Off Date
                             Mortgage       Balance as of      Pool Principal
           Occupancy          Loans          Cut-Off Date          Balance
------------------------------------------------------------------------------
Primary Residence               854         $445,384,015.43          94.86%
Second Home                      38           19,322,516.42           4.12
Investor Property                13            4,824,351.77           1.03
------------------------------------------------------------------------------
           Total:               905         $469,530,883.62         100.00%
==============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate            % of
                            Number Of      Stated Principal     Cut-Off Date
                             Mortgage       Balance as of      Pool Principal
     Property Type            Loans         Cut-Off Date           Balance
------------------------------------------------------------------------------
Single Family Residence         594         $314,873,504.18         67.06%
PUD-Detached                    210          106,772,910.71         22.74
Condominium                      63           29,946,494.81          6.38
PUD-Attached                     22            9,451,936.52          2.01
2-Family                          9            5,255,177.74          1.12
PUD                               5            2,238,045.99          0.48
Townhouse                         1              538,400.00          0.11
3-Family                          1              454,413.67          0.10
------------------------------------------------------------------------------
           Total:               905         $469,530,883.62        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate               % of
                            Number Of      Stated Principal      Cut-Off Date
                             Mortgage       Balance as of       Pool Principal
       Purpose                 Loans         Cut-Off Date          Balance
------------------------------------------------------------------------------
Refinance-Rate/Term             583         $313,066,035.28          66.68%
Purchase                        182           89,176,193.34          18.99
Refinance-Cashout               140           67,288,655.00          14.33
------------------------------------------------------------------------------
           Total:               905         $469,530,883.62         100.00%
==============================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities
Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate               % of
                        Number Of        Stated Principal          Cut-Off Date
                         Mortgage              Balance            Pool Principal
Geographic Area           Loans              Cut-Off Date             Balance
--------------------------------------------------------------------------------
California                       668              $351,105,525.30         74.78%
Illinois                          45                23,851,958.00           5.08
Georgia                           24                12,511,194.12           2.66
North Carolina                    18                 9,612,454.96           2.05
Florida                           21                 9,608,409.38           2.05
Virginia                          20                 9,219,988.58           1.96
Colorado                          14                 7,358,953.49           1.57
Texas                             11                 5,128,899.55           1.09
Massachusetts                     10                 4,872,636.93           1.04
South Carolina                     8                 4,559,051.41           0.97
Nevada                             8                 4,313,827.44           0.92
Maryland                           9                 4,022,138.54           0.86
Arizona                            8                 3,229,701.51           0.69
Connecticut                        6                 2,964,220.21           0.63
Washington                         6                 2,424,249.07           0.52
Missouri                           5                 2,166,197.56           0.46
New Mexico                         4                 2,137,720.17           0.46
District of Columbia               4                 1,936,580.06           0.41
Minnesota                          3                 1,800,832.58           0.38
Tennessee                          3                 1,690,100.01           0.36
New Jersey                         3                 1,199,927.84           0.26
Rhode Island                       1                   963,893.11           0.21
New York                           2                   924,964.50           0.20
Hawaii                             1                   650,000.00           0.14
Wisconsin                          1                   449,459.30           0.10
Wyoming                            1                   416,000.00           0.09
Oregon                             1                   412,000.00           0.09
--------------------------------------------------------------------------------
           Total:                905              $469,530,883.62         100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.95% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

     Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                        Aggregate               % of
                                Number Of           Stated Principal         Cut-Off Date
Current Mortgage Loan           Mortgage               Balance as of         Pool Principal
Principal Balances ($)           Loans                 Cut-Off Date              Balance
-----------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                      63             $21,366,357.06               4.55%
350,000.01 - 400,000.00                     191              72,659,440.57               15.47
400,000.01 - 450,000.00                     144              61,299,789.54               13.06
450,000.01 - 500,000.00                     129              61,664,100.77               13.13
500,000.01 - 550,000.00                      83              43,667,502.84                9.30
550,000.01 - 600,000.00                      73              42,182,736.19                8.98
600,000.01 - 650,000.00                      64              40,167,178.19                8.55
650,000.01 - 700,000.00                      39              26,300,105.82                5.60
700,000.01 - 750,000.00                      37              27,045,712.99                5.76
750,000.01 - 800,000.00                      18              13,960,196.63                2.97
800,000.01 - 850,000.00                      10               8,235,287.73                1.75
850,000.01 - 900,000.00                      19              16,696,361.33                3.56
900,000.01 - 950,000.00                       6               5,573,119.06                1.19
950,000.01 - 1,000,000.00                    29              28,712,994.90                6.12
-----------------------------------------------------------------------------------------------
           Total:                           905            $469,530,883.62             100.00%
===============================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $518,819.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                              Aggregate           % of
                                            Number Of     Stated Principal     Cut-Off Date
                                             Mortgage       Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)             Loans          Cut-Off Date         Balance
----------------------------------------------------------------------------------------------
10.01 - 15.00                                      1            $613,500.00             0.13%
15.01 - 20.00                                      8           4,356,303.63              0.93
20.01 - 25.00                                      6           3,887,728.31              0.83
25.01 - 30.00                                     15           9,311,859.87              1.98
30.01 - 35.00                                     23          13,861,952.44              2.95
35.01 - 40.00                                     22          11,446,468.18              2.44
40.01 - 45.00                                     29          17,366,644.33              3.70
45.01 - 50.00                                     42          22,082,756.35              4.70
50.01 - 55.00                                     44          22,729,735.53              4.84
55.01 - 60.00                                     62          32,055,010.90              6.83
60.01 - 65.00                                     94          53,288,469.91             11.35
65.01 - 70.00                                    153          79,826,038.88             17.00
70.01 - 75.00                                    108          58,381,926.35             12.43
75.01 - 80.00                                    291         137,562,320.15             29.30
85.01 - 90.00                                      5           1,987,818.79              0.42
90.01 - 95.00                                      2             772,350.00              0.16
----------------------------------------------------------------------------------------------
                Total:                           905        $469,530,883.62           100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.74%.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------
                                                      Aggregate               % of
                                     Number Of      Stated Principal       Cut-Off Date
                                     Mortgage         Balance as of       Pool Principal
Mortgage Interest Rates (%)           Loans          Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
3.501 - 3.750                                   3         $1,636,596.00               0.35%
3.751 - 4.000                                   3          1,399,796.21               0.30
4.001 - 4.250                                   9          3,925,072.82               0.84
4.251 - 4.500                                  20         10,137,239.10               2.16
4.501 - 4.750                                  60         29,756,820.20               6.34
4.751 - 5.000                                 234        123,483,215.90              26.30
5.001 - 5.250                                 265        138,165,355.45              29.43
5.251 - 5.500                                 208        107,637,561.18              22.92
5.501 - 5.750                                  86         43,303,169.65               9.22
5.751 - 6.000                                  15          8,580,105.43               1.83
6.001 - 6.250                                   2          1,505,951.68               0.32
-------------------------------------------------------------------------------------------
             Total:                           905       $469,530,883.62             100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.177%.

                   Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                            Aggregate            % of
                       Number Of        Stated Principal       Cut-Off Date
                        Mortgage         Balance as of       Pool Principal
Gross Margin (%)          Loans          Cut-Off Date             Balance
------------------------------------------------------------------------------
2.250                            905       $469,530,883.62            100.00%
------------------------------------------------------------------------------
             Total:              905       $469,530,883.62            100.00%
==============================================================================




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

---------------------------------------------------------------------------------------------
                                                            Aggregate               % of
                                      Number Of         Stated Principal        Cut-Off Date
         Maximum Lifetime              Mortgage           Balance as of        Pool Principal
    Mortgage Interest Rates (%)          Loans            Cut-Off Date             Balance
---------------------------------------------------------------------------------------------
  8.501 - 8.750                               3           $  1,636,596.00               0.35%
  8.751 - 9.000                               3              1,399,796.21               0.30
  9.001 - 9.250                               9              3,925,072.82               0.84
  9.251 - 9.500                              20             10,137,239.10               2.16
  9.501 - 9.750                              60             29,756,820.20               6.34
 9.751 - 10.000                             234            123,483,215.90              26.30
10.001 - 10.250                             265            138,165,355.45              29.43
10.251 - 10.500                             208            107,637,561.18              22.92
10.501 - 10.750                              86             43,303,169.65               9.22
10.751 - 11.000                              15              8,580,105.43               1.83
11.001 - 11.250                               2              1,505,951.68               0.32
----------------------------------------------------------------------------------------------
              Total:                        905           $469,530,883.62             100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.177%.

             First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

---------------------------------------------------------------------------------------------
                                                            Aggregate               % of
                                      Number of      Statistical Principal      Cut-Off Date
                                       Mortgage          Balance as of         Pool Principal
     First Rate Adjustment Date         Loans            Cut-Off Date             Balance
---------------------------------------------------------------------------------------------
September 1, 2007                            2            $  1,387,500.00               0.30%
October 1, 2007                              1                 999,000.00               0.21
November 1, 2007                             6               3,568,974.13               0.76
December 1, 2007                            12               6,926,548.13               1.48
January 1, 2008                             19              10,763,496.96               2.29
February 1, 2008                           506             258,687,231.90              55.09
March 1, 2008                              359             187,198,132.50              39.87
---------------------------------------------------------------------------------------------
              Total:                       905            $469,530,883.62             100.00%
=============================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Remaining Terms of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------
                                                         Aggregate                % of
                                   Number Of         Stated Principal         Cut-Off Date
                                   Mortgage            Balance as of         Pool Principal
Remaining Term (Months)              Loans              Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
101 - 120                              3              $  1,394,057.33                 0.30%
161 - 180                              6                 3,210,134.64                 0.68
221 - 240                              1                   483,902.85                 0.10
281 - 300                              4                 1,846,212.93                 0.39
341 - 360                            891               462,596,575.87                98.52
-------------------------------------------------------------------------------------------
           Total:                    905              $469,530,883.62               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------
                                                         Aggregate                % of
                                   Number Of         Stated Principal         Cut-Off Date
                                   Mortgage            Balance as of         Pool Principal
      Credit Scores                  Loans              Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
801 - 850                             12              $  5,251,914.12                 1.12%
751 - 800                            369               190,208,017.41                40.51
701 - 750                            373               194,004,527.41                41.32
651 - 700                            132                69,758,261.38                14.86
601 - 650                             17                 9,312,210.35                 1.98
Not Scored                             2                   995,952.95                 0.21
-------------------------------------------------------------------------------------------
           Total:                    905              $469,530,883.62               100.00%
===========================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 3 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          --------------------
Total Outstanding Loan Balance                                            $86,871,608

Total Number of Loans                                                             177

Average Loan Principal Balance                                               $490,800       $324,303 to $1,000,000

WA Gross Coupon                                                                 5.637%             4.375% to 6.250%

WA FICO                                                                           740                   626 to 837

WA Original Term (mos.)                                                           359                   240 to 360

WA Remaining Term (mos.)                                                          358                   238 to 360

WA OLTV                                                                         61.89%             19.81% to 84.30%

WA Months to First Adjustment Date                                                 83                     80 to 84

Gross Margin                                                                    2.250%

WA Rate Ceiling                                                                10.637%            9.375% to 11.250%
Geographic Concentration of Mortgaged Properties (Top                CA         65.56%
5 States) based on the Aggregate Stated Principal                    MD          4.55%
Balance                                                              VA          4.22%
                                                                     DC          3.16%
                                                                     SC          2.99%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

------------------------------------------------------------------------------------
                                                  Aggregate                % of
                             Number Of        Stated Principal         Cut-Off Date
                             Mortgage           Balance as of         Pool Principal
      Occupancy                Loans            Cut-Off Date              Balance
------------------------------------------------------------------------------------
Primary Residence                  167          $81,943,715.47                94.33%
Second Home                         10            4,927,892.57                 5.67
------------------------------------------------------------------------------------
           Total:                  177          $86,871,608.04               100.00%
====================================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------------
                                                  Aggregate                % of
                             Number Of        Stated Principal         Cut-Off Date
                             Mortgage           Balance as of         Pool Principal
      Property Type            Loans            Cut-Off Date              Balance
------------------------------------------------------------------------------------
Single Family Residence            133          $66,200,201.91                76.20%
PUD-Detached                        37           17,849,796.86                20.55
PUD-Attached                         4            1,568,294.81                 1.81
Condominium                          3            1,253,314.46                 1.44
------------------------------------------------------------------------------------
           Total:                  177          $86,871,608.04               100.00%
====================================================================================


               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                           Aggregate                % of
                          Number Of     Stated Principal         Cut-Off Date
                          Mortgage        Balance as of         Pool Principal
        Purpose            Loans           Cut-Off Date             Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term             101        $49,885,448.74                  57.42%
Refinance-Cashout                47         21,891,933.94                  25.20
Purchase                         29         15,094,225.36                  17.38
--------------------------------------------------------------------------------
           Total:               177        $86,871,608.04                 100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                           Aggregate                % of
                          Number Of     Stated Principal         Cut-Off Date
                          Mortgage        Balance as of         Pool Principal
      Geographic Area      Loans           Cut-Off Date            Balance
--------------------------------------------------------------------------------
California                         111        $56,953,107.58               65.56%
Maryland                            10          3,949,398.83                4.55
Virginia                             8          3,665,986.06                4.22
District of Columbia                 6          2,749,013.09                3.16
South Carolina                       5          2,594,434.77                2.99
Arizona                              6          2,423,082.39                2.79
Georgia                              5          2,321,648.44                2.67
Texas                                5          2,240,077.64                2.58
Florida                              3          1,910,565.73                2.20
North Carolina                       4          1,618,561.62                1.86
New York                             3          1,264,737.75                1.46
Missouri                             1            870,383.24                1.00
Illinois                             2            824,303.47                0.95
Wyoming                              1            551,614.24                0.63
Wisconsin                            1            505,671.49                0.58
Washington                           1            486,966.40                0.56
New Jersey                           1            467,960.45                0.54
Ohio                                 1            419,540.28                0.48
Oregon                               1            370,619.39                0.43
Iowa                                 1            346,887.45                0.40
New Mexico                           1            337,047.73                0.39
--------------------------------------------------------------------------------
             Total:                177        $86,871,608.04              100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.88% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

------------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                       Number Of       Stated Principal        Cut-Off Date
Current Mortgage Loan Principal        Mortgage         Balance as of         Pool Principal
Balances ($)                             Loans           Cut-Off Date             Balance
------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                           17       $ 5,723,017.51                  6.59%
350,000.01 - 400,000.00                           38        14,366,120.65                 16.54
400,000.01 - 450,000.00                           29        12,444,609.88                 14.33
450,000.01 - 500,000.00                           37        17,616,446.80                 20.28
500,000.01 - 550,000.00                           17         8,982,964.20                 10.34
550,000.01 - 600,000.00                           10         5,836,694.91                  6.72
600,000.01 - 650,000.00                            9         5,678,182.56                  6.54
650,000.01 - 700,000.00                            5         3,399,449.80                  3.91
700,000.01 - 750,000.00                            3         2,178,386.52                  2.51
800,000.01 - 850,000.00                            3         2,457,315.33                  2.83
850,000.01 - 900,000.00                            6         5,262,513.01                  6.06
900,000.01 - 950,000.00                            1           928,000.00                  1.07
950,000.01 - 1,000,000.00                          2         1,997,906.87                  2.30
------------------------------------------------------------------------------------------------
              Total:                             177       $86,871,608.04                100.00%
================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $490,800.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

------------------------------------------------------------------------------------------------------
                                                              Aggregate                 % of
                                         Number Of         Stated Principal         Cut-Off Date
                                         Mortgage            Balance as of         Pool Principal
Original Loan-To-Value Ratios (%)          Loans             Cut-Off Date               Balance
------------------------------------------------------------------------------------------------------
15.01 - 20.00                                         1          $   613,327.94                  0.71%
20.01 - 25.00                                         1              440,000.00                  0.51
25.01 - 30.00                                         1              595,377.73                  0.69
30.01 - 35.00                                         3            1,271,311.07                  1.46
35.01 - 40.00                                         7            3,503,805.01                  4.03
40.01 - 45.00                                        10            5,258,087.31                  6.05
45.01 - 50.00                                        20           10,459,478.89                 12.04
50.01 - 55.00                                        20            9,211,982.70                 10.60
55.01 - 60.00                                        14            6,991,311.31                  8.05
60.01 - 65.00                                        18            8,307,748.84                  9.56
65.01 - 70.00                                        23           11,058,177.54                 12.73
70.01 - 75.00                                        10            5,082,212.30                  5.85
75.01 - 80.00                                        48           23,752,885.22                 27.34
80.01 - 85.00                                         1              325,902.18                  0.38
------------------------------------------------------------------------------------------------------
              Total:                                177          $86,871,608.04                100.00%
======================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 61.89%.





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

------------------------------------------------------------------------------------------
                                                     Aggregate               % of
                                  Number Of       Stated Principal       Cut-Off Date
                                   Mortgage         Balance as of       Pool Principal
Mortgage Interest Rates (%)          Loans          Cut-Off Date            Balance
------------------------------------------------------------------------------------------
4.251 - 4.500                                 1        $   719,030.14                0.83%
4.501 - 4.750                                 2            841,449.27                0.97
4.751 - 5.000                                 9          4,146,345.61                4.77
5.001 - 5.250                                16          7,700,622.70                8.86
5.251 - 5.500                                35         17,785,750.76               20.47
5.501 - 5.750                                57         27,951,762.40               32.18
5.751 - 6.000                                49         23,825,175.82               27.43
6.001 - 6.250                                 8          3,901,471.34                4.49
------------------------------------------------------------------------------------------
            Total:                          177        $86,871,608.04              100.00%
==========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.637%


                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------------------
                                                     Aggregate                % of
                                   Number Of      Stated Principal        Cut-Off Date
                                   Mortgage         Balance as of        Pool Principal
Gross Margins (%)                    Loans          Cut-Off Date             Balance
------------------------------------------------------------------------------------------
2.250                                       177        $86,871,608.04             100.00%
------------------------------------------------------------------------------------------
            Total:                          177        $86,871,608.04             100.00%
==========================================================================================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

        Lehman Brothers                         Mortgage Backed Securities

                Rate Ceilings of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                         Aggregate               % of
                                       Number Of      Stated Principal       Cut-Off Date
         Maximum Lifetime              Mortgage         Balance as of       Pool Principal
    Mortgage Interest Rates (%)          Loans          Cut-Off Date            Balance
----------------------------------------------------------------------------------------------
9.251 - 9.500                                     1        $   719,030.14                0.83%
9.501 - 9.750                                     2            841,449.27                0.97
9.751 - 10.000                                    9          4,146,345.61                4.77
10.001 - 10.250                                  16          7,700,622.70                8.86
10.251 - 10.500                                  35         17,785,750.76               20.47
10.501 - 10.750                                  57         27,951,762.40               32.18
10.751 - 11.000                                  49         23,825,175.82               27.43
11.001 - 11.250                                   8          3,901,471.34                4.49
----------------------------------------------------------------------------------------------
              Total:                            177        $86,871,608.04              100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.637%.

             Next Adjustment Date of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                         Aggregate                % of
                                       Number Of      Stated Principal        Cut-Off Date
                                       Mortgage        Balance as of         Pool Principal
       Next Adjustment Date              Loans          Cut-Off Date             Balance
-----------------------------------------------------------------------------------------------
November 1, 2009                                  2        $ 1,261,753.67                 1.45%
December 1, 2009                                  1            381,993.96                 0.44
January 1, 2010                                  45         21,709,698.17                24.99
February 1, 2010                                 98         47,318,333.24                54.47
March 1, 2010                                    31         16,199,829.00                18.65
-----------------------------------------------------------------------------------------------
              Total:                            177        $86,871,608.04               100.00%
===============================================================================================

(1) As of the Cut-Off Date, the weighted average months to the Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Remaining Terms of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                          Aggregate               % of
                                       Number Of      Stated Principal        Cut-Off Date
                                       Mortgage         Balance as of        Pool Principal
Remaining Term (Months)                  Loans           Cut-Off Date            Balance
-----------------------------------------------------------------------------------------------
221 - 240                                         1        $   467,960.45                 0.54%
281 - 300                                         1            590,061.91                 0.68
341 - 360                                       175         85,813,585.68                98.78
-----------------------------------------------------------------------------------------------
              Total:                            177        $86,871,608.04               100.00%
===============================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                            Aggregate                % of
                                         Number Of       Stated Principal        Cut-Off Date
                                         Mortgage         Balance as of         Pool Principal
             Credit Scores                 Loans          Cut-Off Date              Balance
-----------------------------------------------------------------------------------------------
801 - 850                                         7        $ 2,997,537.19                 3.45%
751 - 800                                        72         35,768,835.57                41.17
701 - 750                                        69         35,226,720.68                40.55
651 - 700                                        24         10,667,425.47                12.28
601 - 650                                         5          2,211,089.13                 2.55
-----------------------------------------------------------------------------------------------
              Total:                            177        $86,871,608.04               100.00%
===============================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Global Structured Finance

                              BoAMS 2003-C Group 3
                                    7-1 Arms
                            Collateral Summary Report

-------------------------------------
General Pool Characteristics
-------------------------------------
Pool Size: $86,871,608.04
Loan Count: 177
Cut-off Date: 2003-03-01
Avg. Loan Balance:  $490,800.05
Avg. Orig. Balance: $491,434.31
W.A. FICO*: 740
W.A. Orig. LTV: 61.89%
W.A. Cut-Off LTV: 61.82%
W.A. Gross Coupon: 5.637%
W.A. Net Coupon: 5.637%
W.A. Servicing Fee:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.38%
% over 100 COLTV: 0.00%
% with PMI: 0.38%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 61.78%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.88%
-------------------------------------
* FICO not available for 0 loans, or
0.0% of the aggregate pool balance.
-------------------------------------

-------------------------------------
Original Balance         Percent
-------------------------------------
250,001 - 350,000               6.59%
350,001 - 450,000              30.86
450,001 - 550,000              30.62
550,001 - 650,000              13.26
650,001 - 750,000               6.42
750,001 - 850,000               2.83
850,001 - 950,000               7.13
950,001 - 1,050,000             2.30
-------------------------------------
Total:                       100.00%
-------------------------------------
Average: $491,434.31
Lowest: $324,650.00
Highest: $1,000,000.00
-------------------------------------

-------------------------------------
Cut-Off Balance              Percent
-------------------------------------
300,001 - 400,000              23.13%
400,001 - 500,000              34.60
500,001 - 600,000              17.06
600,001 - 700,000              10.45
700,001 - 800,000               2.51
800,001 - 900,000               8.89
900,001 - 1,000,000             3.37
-------------------------------------
Total:                        100.00%
-------------------------------------
Average: 490,800.05
Lowest: 324,303.47
Highest: 1,000,000.00
-------------------------------------

-------------------------------------
Lien Position                Percent
-------------------------------------
1                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Coupon                       Percent
-------------------------------------
4.251 - 4.375                   0.83%
4.626 - 4.750                   0.97
4.751 - 4.875                   0.39
4.876 - 5.000                   4.39
5.001 - 5.125                   3.56
5.126 - 5.250                   5.30
5.251 - 5.375                   7.43
5.376 - 5.500                  13.05
5.501 - 5.625                   9.39
5.626 - 5.750                  22.78
5.751 - 5.875                  17.59
5.876 - 6.000                   9.84
6.001 - 6.125                   2.85
6.126 - 6.250                   1.65
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 5.637
Lowest: 4.375
Highest: 6.250
-------------------------------------

-------------------------------------
Credit Score*                Percent
-------------------------------------
801 - 850                       3.45%
751 - 800                      41.17
701 - 750                      40.55
651 - 700                      12.28
601 - 650                       2.55
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 740
Lowest: 626
Highest: 837
-------------------------------------

-------------------------------------
PMI Providers                Percent
-------------------------------------
NONE                           99.62%
GEMIC                           0.38
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Product Type                 Percent
-------------------------------------
7/23 12 MO LIBOR               98.78%
7/18 12 MO LIBOR                0.68
7/13 12 MO LIBOR                0.54
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Index                        Percent
-------------------------------------
ARM                           100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Loan Purpose                 Percent
-------------------------------------
R/T Refi                       57.42%
C/O Refi                       25.20
Purchase                       17.38
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Loan Type                    Percent
-------------------------------------
CONVENTIONAL                  100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Property Type                Percent
-------------------------------------
SFR                            76.20%
PUD Detach                     20.55
PUD Attach                      1.81
Condo                           1.44
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Occupancy Status             Percent
-------------------------------------
Primary                        94.33%
Secondary                       5.67
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Documentation                Percent
-------------------------------------
Reduced                        39.06%
Rapid                          35.94
Standard                       21.56
All Ready Home                  3.45
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
State                        Percent
-------------------------------------
California                     65.56%
Maryland                        4.55
Virginia                        4.22
District of Columbia            3.16
South Carolina                  2.99
Other                          19.52
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Zip Code                     Percent
-------------------------------------
94563                           2.88%
20016                           1.87
94611                           1.85
94010                           1.67
94002                           1.51
Other                          90.21
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
OLTV                         Percent
-------------------------------------
** 20.00                        0.71%
20.01 - 25.00                   0.51
25.01 - 30.00                   0.69
30.01 - 35.00                   1.46
35.01 - 40.00                   4.03
40.01 - 45.00                   6.05
45.01 - 50.00                  12.04
50.01 - 55.00                  10.60
55.01 - 60.00                   8.05
60.01 - 65.00                   9.56
65.01 - 70.00                  12.73
70.01 - 75.00                   5.85
75.01 - 80.00                  27.34
80.01 - 85.00                   0.38
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 61.89%
Lowest: 19.81%
Highest: 84.30%
-------------------------------------

-------------------------------------
Cut-Off LTV                  Percent
-------------------------------------
** 20.00                       0.71%
20.01 - 25.00                  0.51
25.01 - 30.00                  0.69
30.01 - 35.00                  1.46
35.01 - 40.00                  4.03
40.01 - 45.00                  6.05
45.01 - 50.00                 12.04
50.01 - 55.00                 10.60
55.01 - 60.00                  8.44
60.01 - 65.00                  9.70
65.01 - 70.00                 12.20
70.01 - 75.00                  5.85
75.01 - 80.00                 27.34
80.01 - 85.00                  0.38
-------------------------------------
Total:                       100.00%
-------------------------------------
W.A.: 61.82%
Lowest: 19.78%
Highest: 84.21%
-------------------------------------

** Less than or equal to

-------------------------------------
Delinquency*                 Percent
-------------------------------------
0-29 days                     100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------
* MBA method
-------------------------------------

-------------------------------------
Times 30 Days                Percent
-------------------------------------
0                              99.37%
1                               0.63
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Convertible Flag             Percent
-------------------------------------
N                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Prepay Flag                  Percent
-------------------------------------
N                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Prepay Penalty Term          Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 0.0
Lowest: 0
Highest: 0
-------------------------------------

-------------------------------------
Remaining Prepayment Term    Percent
-------------------------------------

-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Buydown Agreement            Percent
-------------------------------------
N                              99.17%
Y                               0.83
-------------------------------------
Total:                        100.00%
-------------------------------------

-------------------------------------
Original Term                Percent
-------------------------------------
240                             0.54%
300                             0.68
360                            98.78
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 358.9 months
Lowest: 240 months
Highest: 360 months
-------------------------------------

-------------------------------------
Scheduled Remaining Term     Percent
-------------------------------------
235 - 240                       0.54%
295 - 300                       0.68
355 - 360                      98.78
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 357.8 months
Lowest: 238 months
Highest: 360 months
-------------------------------------

-------------------------------------
Cut-Off Loan Age Percent
-------------------------------------
= 0                            18.65%
1 - 6                          81.35
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 1.1 months
Lowest: 0 months
Highest: 4 months
-------------------------------------

-------------------------------------
Gross Margin                 Percent
-------------------------------------
2.250                         100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
-------------------------------------

-------------------------------------
Initial Cap (ARMs)           Percent
-------------------------------------
5.000                         100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
-------------------------------------

-------------------------------------
Periodic Cap (ARMs)          Percent
-------------------------------------
2.000                         100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
-------------------------------------

-------------------------------------
Maximum Rate (ARMs)          Percent
-------------------------------------
9.001 - 10.000                  6.57%
10.001 - 11.000                88.94
11.001 - 12.000                 4.49
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 10.637%
Lowest: 9.375%
Highest: 11.250%
-------------------------------------

-------------------------------------
Cutoff Rollterm              Percent
-------------------------------------
79 - 84                       100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------
W.A.: 82.9 months
Lowest: 80 months
Highest: 84 months
-------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                            177 records
                                                             Balance: 86,871,608

                              BoAMS 2003-C Group 3

                                    7-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent      Average                                 W.A.       W.A.
                              of       Current       of Loans     Original     W.A.    W.A.      W.A.  Original  Remaining     W.A.
                        Mortgage     Principal   by Principal    Principal    Gross    FICO  Original   Term to    Term to     Loan
Original Balance           Loans       Balance        Balance      Balance   Coupon   Score       LTV  Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000             17   $ 5,723,018           6.59%  $  337,071    5.617%    741     57.11%      360        359        1
350,001 - 450,000             67    26,810,731          30.86      400,785    5.610     741     63.84       360        359        1
450,001 - 550,000             54    26,599,411          30.62      493,159    5.681     736     61.71       358        357        1
550,001 - 650,000             19    11,514,877          13.26      606,661    5.620     736     61.22       357        356        1
650,001 - 750,000              8     5,577,836           6.42      698,250    5.575     753     64.28       360        359        1
750,001 - 850,000              3     2,457,315           2.83      819,667    5.667     764     59.20       360        359        1
850,001 - 950,000              7     6,190,513           7.13      885,561    5.645     746     62.68       360        359        1
950,001 - 1,050,000            2     1,997,907           2.30    1,000,000    5.687     719     50.00       360        359        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       177   $86,871,608         100.00%  $  491,434    5.637%    740     61.89%      359        358        1
------------------------------------------------------------------------------------------------------------------------------------
Average: $  491,434.31
Lowest:  $  324,650.00
Highest: $1,000,000.00
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 8

Global Structured Finance                                            177 records
                                                             Balance: 86,871,608

                              BoAMS 2003-C Group 3

                                    7-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate        Percent      Average                                  W.A.         W.A.
                           of       Current       of Loans     Original      W.A.   W.A.       W.A.  Original    Remaining     W.A.
                     Mortgage     Principal   by Principal    Principal     Gross   FICO   Original   Term to      Term to     Loan
Original Balance        Loans       Balance        Balance      Balance    Coupon  Score        LTV  Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375               1   $   719,030           0.83%   $ 720,000     4.375%   771      80.00%      360          359        1
4.626 - 4.750               2       841,449           0.97      421,500     4.750    693      77.41       360          359        1
4.751 - 4.875               1       336,000           0.39      336,000     4.875    743      80.00       360          360        0
4.876 - 5.000               8     3,810,346           4.39      476,868     5.000    751      51.42       360          359        1
5.001 - 5.125               7     3,093,455           3.56      442,308     5.125    762      60.12       360          359        1
5.126 - 5.250               9     4,607,168           5.30      512,338     5.250    746      53.66       360          359        1
5.251 - 5.375              13     6,453,271           7.43      497,076     5.375    753      56.55       355          353        1
5.376 - 5.500              22    11,332,479          13.05      515,959     5.500    725      63.45       360          359        1
5.501 - 5.625              18     8,160,411           9.39      453,842     5.625    729      62.32       360          359        1
5.626 - 5.750              39    19,791,352          22.78      508,075     5.750    745      66.44       360          359        1
5.751 - 5.875              33    15,279,569          17.59      463,595     5.875    743      61.00       360          359        1
5.876 - 6.000              16     8,545,607           9.84      535,035     6.000    732      59.48       353          352        2
6.001 - 6.125               5     2,471,829           2.85      495,077     6.125    728      66.05       360          359        1
6.126 - 6.250               3     1,429,642           1.65      477,000     6.250    740      60.82       360          359        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                    177   $86,871,608         100.00%   $ 491,434     5.637%   740      61.89%      359          358        1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    5.637%
Lowest:  4.375%
Highest: 6.250%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 2 of 8

Global Structured Finance                                            177 records
                                                             Balance: 86,871,608

                              BoAMS 2003-C Group 3

                                    7-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate        Percent      Average                                      W.A.       W.A.
                        of        Current       of Loans     Original      W.A.     W.A.       W.A.    Original   Remaining    W.A.
                  Mortgage      Principal   by Principal    Principal     Gross     FICO   Original     Term to     Term to    Loan
Credit Score         Loans        Balance        Balance      Balance    Coupon    Score        LTV    Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
825 - 849                1    $   468,546           0.54%    $469,024     5.875%     837      52.11%        360         359       1
800 - 824                6      2,528,991           2.91      422,292     5.587      809      50.14         360         358       2
775 - 799               29     13,977,908          16.09      482,626     5.625      784      57.58         360         359       1
750 - 774               43     21,790,928          25.08      507,384     5.601      762      59.70         358         357       1
725 - 749               43     21,117,187          24.31      491,652     5.607      738      64.26         357         356       1
700 - 724               27     14,592,591          16.80      541,164     5.735      711      64.56         360         359       1
675 - 699               13      5,774,585           6.65      444,743     5.742      685      68.74         360         359       1
650 - 674               10      4,409,784           5.08      441,882     5.703      664      64.49         360         359       1
625 - 649                5      2,211,089           2.55      442,903     5.321      638      63.09         360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                 177    $86,871,608         100.00%    $491,434     5.637%     740      61.89%        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    740
Lowest:  626
Highest: 837
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate        Percent      Average                                      W.A.       W.A.
                        of        Current       of Loans     Original      W.A.     W.A.       W.A.    Original   Remaining    W.A.
                  Mortgage      Principal   by Principal    Principal     Gross     FICO   Original     Term to     Term to    Loan
Index                Loans        Balance        Balance      Balance    Coupon    Score        LTV    Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
ARM                    177    $86,871,608         100.00%    $491,434     5.637%     740      61.89%        359         358       1
------------------------------------------------------------------------------------------------------------------------------------

Total:                 177    $86,871,608         100.00%    $491,434     5.637%     740      61.89%        359         358       1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 3 of 8

Global Structured Finance                                            177 records
                                                             Balance: 86,871,608

                              BoAMS 2003-C Group 3

                                    7-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate        Percent      Average                                      W.A.        W.A.
                        of        Current       of Loans     Original      W.A.     W.A.       W.A.    Original   Remaining    W.A.
                  Mortgage      Principal   by Principal    Principal     Gross     FICO   Original     Term to     Term to    Loan
Loans Purpose        Loans        Balance        Balance      Balance    Coupon    Score        LTV    Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
R/T Refi               101    $49,885,449          57.42%    $494,495     5.661%     742      61.73%        359         358       1
C/O Refi                47     21,891,934          25.20      466,494     5.665      734      53.98         357         356       1
Purchase                29     15,094,225          17.38      521,196     5.518      740      73.90         360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                 177    $86,871,608         100.00%    $491,434     5.637%     740      61.89%        359         358       1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate        Percent      Average                                      W.A.        W.A.
                        of        Current       of Loans     Original      W.A.     W.A.       W.A.    Original   Remaining    W.A.
                  Mortgage      Principal   by Principal    Principal     Gross     FICO   Original     Term to     Term to    Loan
Property Type        Loans        Balance        Balance      Balance    Coupon    Score        LTV    Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                    133    $66,200,202          76.20%    $498,381     5.631%     740      60.52%        359         358       1
PUD Detach              37     17,849,797          20.55      483,093     5.695      736      65.29         360         359       1
PUD Attach               4      1,568,295           1.81      392,413     5.324      773      66.91         360         359       1
Condo                    3      1,253,314           1.44      418,360     5.515      764      80.00         360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                 177    $86,871,608         100.00%    $491,434     5.637%     740      61.89%        359         358       1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate        Percent      Average                                      W.A.       W.A.
                        of        Current       of Loans     Original      W.A.     W.A.       W.A.    Original   Remaining    W.A.
                  Mortgage      Principal   by Principal    Principal     Gross     FICO   Original     Term to     Term to    Loan
Occupancy Staus      Loans        Balance        Balance      Balance    Coupon    Score        LTV    Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
Primary                167    $81,943,715          94.33%    $491,301     5.634%     741      61.65%        359         358       1
Secondary               10      4,927,893           5.67      493,658     5.687      726      65.88         360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Total:                 177    $86,871,608         100.00%    $491,434     5.637%     740      61.89%        359         358       1
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 4 of 8

Global Structured Finance                                            177 records
                                                             Balance: 86,871,608

                              BoAMS 2003-C Group 3

                                    7-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate        Percent    Average                                 W.A.        W.A.
                                 of       Current       of Loans   Original    W.A.   W.A.      W.A.    Original   Remaining   W.A.
                           Mortgage     Principal   by Principal  Principal   Gross   FICO  Original     Term to     Term to   Loan
Geographic Distribution       Loans       Balance        Balance    Balance  Coupon  Score       LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                      111   $56,953,108          65.56%  $513,706   5.636%   738     61.68%        360         359      1
Maryland                         10     3,949,399           4.55    395,308   5.561    723     64.32         360         359      1
Virginia                          8     3,665,986           4.22    458,857   5.473    758     62.39         350         349      1
District of Columbia              6     2,749,013           3.16    459,508   5.653    717     64.66         360         359      1
South Carolina                    5     2,594,435           2.99    519,440   5.654    744     53.87         360         359      1
Arizona                           6     2,423,082           2.79    404,312   5.789    740     67.65         360         359      1
Georgia                           5     2,321,648           2.67    465,000   5.682    731     60.96         360         359      1
Texas                             5     2,240,078           2.58    448,409   5.456    761     64.71         360         359      1
Florida                           3     1,910,566           2.20    637,697   5.806    773     61.48         360         359      1
North Carolina                    4     1,618,562           1.86    405,453   5.712    728     69.25         360         358      2
New York                          3     1,264,738           1.46    422,000   5.705    759     75.00         360         359      1
Missouri                          1       870,383           1.00    872,124   6.000    721     47.66         360         358      2
Illinois                          2       824,303           0.95    412,500   5.549    731     47.86         360         359      1
Wyoming                           1       551,614           0.63    554,000   5.625    716     42.13         360         356      4
Wisconsin                         1       505,671           0.58    506,200   5.750    791     50.62         360         359      1
Washington                        1       486,966           0.56    487,500   5.500    735     75.00         360         359      1
New Jersey                        1       467,960           0.54    470,000   6.000    739     58.75         240         238      2
Ohio                              1       419,540           0.48    420,000   5.500    797     66.67         360         359      1
Oregon                            1       370,619           0.43    371,045   5.250    766     57.08         360         359      1
Iowa                              1       346,887           0.40    347,250   5.750    773     78.92         360         359      1
Other                             1       337,048           0.39    337,400   5.750    794     54.42         360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                          177   $86,871,608         100.00%  $491,434   5.637%   740     61.89%        359         358      1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 5 of 8

Global Structured Finance                                            177 records
                                                             Balance: 86,871,608

                              BoAMS 2003-C Group 3

                                    7-1 Arms


------------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate        Percent    Average                                 W.A.        W.A.
                                 of       Current       of Loans   Original    W.A.   W.A.      W.A.    Original   Remaining   W.A.
                           Mortgage     Principal   by Principal  Principal   Gross   FICO  Original     Term to     Term to   Loan
County Distribution           Loans       Balance        Balance    Balance  Coupon  Score       LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                      16   $ 8,884,966          10.23%  $556,140   5.512%   729     58.40%        360         359      1
CONTRA COSTA                     16     8,023,763           9.24    502,119   5.802    750     55.77         360         359      1
SANTA CLARA                      10     5,595,088           6.44    559,960   5.653    751     62.74         360         359      1
ORANGE                           11     5,477,929           6.31    498,407   5.687    714     66.20         360         359      1
SAN DIEGO                         9     4,858,632           5.59    540,333   5.665    723     64.88         360         359      1
SAN MATEO                        11     4,832,583           5.56    440,133   5.724    784     59.31         360         359      1
ALAMEDA                           6     2,975,134           3.42    496,276   5.056    769     50.93         360         359      1
RIVERSIDE                         5     2,798,679           3.22    560,300   5.619    726     77.24         360         359      1
SAN FRANCISCO                     5     2,766,477           3.18    554,000   5.570    716     54.21         360         359      1
DIST OF COLUMBIA                  6     2,749,013           3.16    459,508   5.653    717     64.66         360         359      1
Other                            82    37,909,346          43.64    462,915   5.658    741     63.29         358         356      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                          177   $86,871,608         100.00%  $491,434   5.637%   740     61.89%        359         358      1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 6 of 8

Global Structured Finance                                            177 records
                                                             Balance: 86,871,608

                              BoAMS 2003-C Group 3
                                    7-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                     Number       Aggregate       Percent      Average                                     W.A.        W.A.
                         of         Current      of Loans     Original     W.A.   W.A.          W.A.   Original   Remaining   W.A.
                   Mortgage       Principal  by Principal    Principal    Gross   FICO      Original    Term to     Term to   Loan
Original LTV          Loans         Balance       Balance      Balance   Coupon  Score           LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00             1    $    613,328          0.71%  $  614,000    5.500%   759         19.81%       360         359     1
20.01 - 25.00             1         440,000          0.51      440,000    5.375    748         23.16        360         360     0
25.01 - 30.00             1         595,378          0.69      596,000    5.750    752         28.38        360         359     1
30.01 - 35.00             3       1,271,311          1.46      424,380    5.456    735         34.16        360         359     1
35.01 - 40.00             7       3,503,805          4.03      501,423    5.586    779         37.48        360         358     2
40.01 - 45.00            10       5,258,087          6.05      526,693    5.462    756         41.93        360         358     2
45.01 - 50.00            20      10,459,479         12.04      523,697    5.714    735         48.31        360         359     1
50.01 - 55.00            20       9,211,983         10.60      461,426    5.616    744         52.54        360         359     1
55.01 - 60.00            14       6,991,311          8.05      499,900    5.607    752         58.16        352         351     1
60.01 - 65.00            18       8,307,749          9.56      462,183    5.777    744         62.77        360         359     1
65.01 - 70.00            23      11,058,178         12.73      481,345    5.676    723         67.98        360         359     1
70.01 - 75.00            10       5,082,212          5.85      508,690    5.646    728         73.15        360         359     1
75.01 - 80.00            48      23,752,885         27.34      495,404    5.613    734         78.89        359         358     1
80.01 - 85.00             1         325,902          0.38      326,251    5.625    785         84.30        360         359     1
------------------------------------------------------------------------------------------------------------------------------------
Total:                  177    $ 86,871,608        100.00%  $  491,434    5.637%   740         61.89%       359         358     1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    61.89%
Lowest:  19.81%
Highest: 84.30%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
                                                                     Page 7 of 8

Global Structured Finance                                            177 records
                                                             Balance: 86,871,608

                              BoAMS 2003-C Group 3
                                    7-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                            Number      Aggregate       Percent      Average                                 W.A.        W.A.
                                of        Current      of Loans     Original    W.A.    W.A.       W.A.  Original   Remaining  W.A.
                          Mortgage      Principal  by Principal    Principal   Gross    FICO   Original   Term to     Term to  Loan
Original Term                Loans        Balance       Balance      Balance  Coupon   Score        LTV  Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
240                              1    $   467,960          0.54% $   470,000   6.000%    739      58.75%      240         238     2
300                              1        590,062          0.68      591,000   5.375     772      77.76       300         299     1
360                            175     85,813,586         98.78      490,988   5.637     740      61.80       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
Total:                         177    $86,871,608        100.00% $   491,434   5.637%    740      61.89%      359         358     1
------------------------------------------------------------------------------------------------------------------------------------

W.A.:     358.9 months
Lowest:     240 months
Highest:    360 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
                                                                     Page 8 of 8

Banc of America Securities [LOGO]

                           BoAMS 2003-C Group 3 (7/1 ARMS)
                              CA Zip Code Concentration

             -------------------------------------------------------------
                 Concentration                 Balance      % of CA loans
             -------------------------------------------------------------
             Northern CA                   $31,941,747              56.08%
             Southern CA                    25,011,361              43.92
                           -----------------------------------------------
             Total                         $56,953,108             100.00%

             ** The northern and southern breakout is based off of the centralized zip code of 93500


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [LOGO]


                         BoAMS 2003-C Group 3 (7/1 ARMS)
                           N-CA Zip Code Concentration

                --------------------------------------------------------------
                                                                 % of Total
                     ZIP              BALANCE                      Balance
                --------------------------------------------------------------
                94563                              2,506,024             7.85
                --------------------------------------------------------------
                94611                              1,604,687             5.02
                --------------------------------------------------------------
                94010                              1,453,196             4.55
                --------------------------------------------------------------
                94002                              1,310,403             4.10
                --------------------------------------------------------------
                94556                              1,308,821             4.10
                --------------------------------------------------------------
                94588                                998,826             3.13
                --------------------------------------------------------------
                95356                                997,907             3.12
                --------------------------------------------------------------
                95037                                928,000             2.91
                --------------------------------------------------------------
                95030                                899,015             2.81
                --------------------------------------------------------------
                94114                                880,042             2.76
                --------------------------------------------------------------
                94117                                808,000             2.53
                --------------------------------------------------------------
                94507                                683,234             2.14
                --------------------------------------------------------------
                94024                                674,226             2.11
                --------------------------------------------------------------
                94901                                649,321             2.03
                --------------------------------------------------------------
                93940                                644,311             2.02
                --------------------------------------------------------------
                94549                                635,352             1.99
                --------------------------------------------------------------
                95062                                600,000             1.88
                --------------------------------------------------------------
                94121                                595,378             1.86
                --------------------------------------------------------------
                95765                                587,000             1.84
                --------------------------------------------------------------
                94025                                515,356             1.61
                --------------------------------------------------------------
                96003                                511,000             1.60
                --------------------------------------------------------------
                94526                                483,985             1.52
                --------------------------------------------------------------
                94131                                483,057             1.51
                --------------------------------------------------------------
                95120                                480,510             1.50
                --------------------------------------------------------------
                95661                                478,463             1.50
                --------------------------------------------------------------
                95476                                474,516             1.49
                --------------------------------------------------------------
                95032                                470,000             1.47
                --------------------------------------------------------------
                94598                                467,511             1.46
                --------------------------------------------------------------
                95014                                465,513             1.46
                --------------------------------------------------------------
                95070                                464,537             1.45
                --------------------------------------------------------------
                94945                                463,115             1.45
                --------------------------------------------------------------
                94583                                459,060             1.44
                --------------------------------------------------------------
                94306                                452,492             1.42
                --------------------------------------------------------------
                94018                                440,650             1.38
                --------------------------------------------------------------
                94506                                419,572             1.31
                --------------------------------------------------------------
                95409                                413,746             1.30
                --------------------------------------------------------------
                95405                                412,089             1.29
                --------------------------------------------------------------
                95695                                400,000             1.25
                --------------------------------------------------------------
                94061                                394,578             1.24
                --------------------------------------------------------------
                95051                                389,593             1.22
                --------------------------------------------------------------
                94596                                384,635             1.20
                --------------------------------------------------------------
                94558                                381,367             1.19
                --------------------------------------------------------------

                     93906                         381,221             1.19
                     -------------------------------------------------------
                     94605                         371,621             1.16
                     -------------------------------------------------------
                     95136                         371,202             1.16
                     -------------------------------------------------------
                     94080                         362,400             1.13
                     -------------------------------------------------------
                     94403                         356,000             1.11
                     -------------------------------------------------------
                     95746                         354,647             1.11
                     -------------------------------------------------------
                     94523                         349,668             1.09
                     -------------------------------------------------------
                     94518                         325,902             1.02
                     -------------------------------------------------------
                     Total:                    $31,941,747           100.00%
                     -------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Global Structured Finance

                              BoAMS 2003-C Group 2
                                 5-1 & Net5 Arms
                            Collateral Summary Report

-------------------------------------------
General Pool Characteristics
-------------------------------------------
Pool Size: $469,530,883.62
Loan Count: 905
Cut-off Date: 2003-03-01
Avg. Loan Balance: $518,818.66
Avg. Orig. Balance: $519,349.35
W.A. FICO*: 737
W.A. Orig. LTV: 64.74%
W.A. Cut-Off LTV: 64.68%
W.A. Gross Coupon: 5.177%
W.A. Net Coupon: 5.177%
W.A. Servicing Fee:
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 0.59%
% over 100 COLTV: 0.00%
% with PMI: 0.59%
W.A. MI Coverage: 26.40%
W.A. MI Adjusted LTV: 64.54%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.95%
-------------------------------------------
* FICO not available for 2 loans, or
0.2% of the aggregate pool balance.
-------------------------------------------

-------------------------------------------
Original Balance                    Percent
-------------------------------------------
250,001 - 350,000                     4.55%
350,001 - 450,000                    28.44
450,001 - 550,000                    22.43
550,001 - 650,000                    17.62
650,001 - 750,000                    11.68
750,001 - 850,000                     4.41
850,001 - 950,000                     4.74
950,001 - 1,050,000                   6.12
-------------------------------------------
Total:                              100.00%
-------------------------------------------
Average: $519,349.35
Lowest: $322,701.00
Highest: $1,000,000.00
-------------------------------------------

-------------------------------------------
Cut-Off Balance                     Percent
-------------------------------------------
300,001 - 400,000                    20.03%
400,001 - 500,000                    26.19
500,001 - 600,000                    18.28
600,001 - 700,000                    14.16
700,001 - 800,000                     8.73
800,001 - 900,000                     5.31
900,001 - 1,000,000                   7.30
-------------------------------------------
Total:                              100.00%
-------------------------------------------
Average: 518,818.66
Lowest: 322,701.00
Highest: 1,000,000.00
-------------------------------------------

-------------------------------------------
Lien Position  Percent
-------------------------------------------
1                                   100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Coupon                              Percent
-------------------------------------------
3.626 - 3.750                         0.35%
3.751 - 3.875                         0.16
3.876 - 4.000                         0.14
4.001 - 4.125                         0.08
4.126 - 4.250                         0.76
4.251 - 4.375                         0.31
4.376 - 4.500                         1.84
4.501 - 4.625                         1.85
4.626 - 4.750                         4.49
4.751 - 4.875                        10.88
4.876 - 5.000                        15.42
5.001 - 5.125                        16.00
5.126 - 5.250                        13.43
5.251 - 5.375                        12.40
5.376 - 5.500                        10.52
5.501 - 5.625                         6.52
5.626 - 5.750                         2.70
5.751 - 5.875                         1.54
5.876 - 6.000                         0.29
6.001 - 6.125                         0.32
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 5.177
Lowest: 3.750
Highest: 6.125
-------------------------------------------

-------------------------------------------
Credit Score*                       Percent
-------------------------------------------
801 - 850                             1.12%
751 - 800                            40.51
701 - 750                            41.32
651 - 700                            14.86
601 - 650                             1.98
= 0                                   0.21
------------------------------------------
Total:                              100.00%
------------------------------------------
W.A.: 737
Lowest: 621
Highest: 816
-------------------------------------------

-------------------------------------------
PMI Providers                       Percent
-------------------------------------------
NONE                                 99.41%
GEMIC                                 0.42
REMIC                                 0.16
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Product Type                        Percent
-------------------------------------------
5/25 12 MO LIBOR                     72.96%
5YR IO 12 MO LIBOR                   25.56
5/10 12 MO LIBOR                      0.68
5/20 12 MO LIBOR                      0.39
5/5 12 MO LIBOR                       0.30
5/15 12 MO LIBOR                      0.10
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Index                               Percent
-------------------------------------------
ARM                                 100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Loan Purpose                        Percent
-------------------------------------------
R/T Refi                             66.68%
Purchase                             18.99
C/O Refi                             14.33
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Loan Type                           Percent
-------------------------------------------
CONVENTIONAL                        100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Property Type                       Percent
-------------------------------------------
SFR                                  67.06%
PUD Detach                           22.74
Condo                                 6.38
PUD Attach                            2.01
2-Family                              1.12
PUD                                   0.48
Townhouse                             0.11
3-Family                              0.10
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Occupancy Status                    Percent
-------------------------------------------
Primary                              94.86%
Secondary                             4.12
Investor                              1.03
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Documentation                       Percent
-------------------------------------------
Rapid                                56.47%
Standard                             25.25
Reduced                              16.08
All Ready Home                        2.20
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
State                               Percent
-------------------------------------------
California                           74.78%
Illinois                              5.08
Georgia                               2.66
North Carolina                        2.05
Florida                               2.05
Other                                13.38
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Zip Code                            Percent
-------------------------------------------
95014                                 1.95%
92677                                 1.46
94539                                 1.44
94087                                 1.30
92657                                 1.27
Other                                92.58
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
OLTV                                Percent
-------------------------------------------
**** 20.00                            1.06%
20.01 - 25.00                         0.83
25.01 - 30.00                         1.98
30.01 - 35.00                         2.95
35.01 - 40.00                         2.44
40.01 - 45.00                         3.70
45.01 - 50.00                         4.70
50.01 - 55.00                         4.84
55.01 - 60.00                         6.83
60.01 - 65.00                        11.35
65.01 - 70.00                        17.00
70.01 - 75.00                        12.43
75.01 - 80.00                        29.30
85.01 - 90.00                         0.42
90.01 - 95.00                         0.16
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 64.74%
Lowest: 14.96%
Highest: 95.00%
-------------------------------------------

-------------------------------------------
Cut-Off LTV                         Percent
-------------------------------------------
**** 20.00                            1.06%
20.01 - 25.00                         0.83
25.01 - 30.00                         1.98
30.01 - 35.00                         2.95
35.01 - 40.00                         2.63
40.01 - 45.00                         3.51
45.01 - 50.00                         4.70
50.01 - 55.00                         4.84
55.01 - 60.00                         6.91
60.01 - 65.00                        11.35
65.01 - 70.00                        17.00
70.01 - 75.00                        12.43
75.01 - 80.00                        29.21
85.01 - 90.00                         0.42
90.01 - 95.00                         0.16
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 64.68%
Lowest: 14.96%
Highest: 95.00%
-------------------------------------------

-------------------------------------------
Delinquency*                        Percent
-------------------------------------------
0-29 days                           100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------
* MBA method
-------------------------------------------

-------------------------------------------
Times 30 Days                       Percent
-------------------------------------------
0                                    99.41%
1                                     0.59
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Convertible Flag                    Percent
-------------------------------------------
N                                    99.90%
Y                                     0.10
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Prepay Flag                         Percent
-------------------------------------------
N                                   100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Prepay Penalty Term                 Percent
-------------------------------------------
0                                   100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 0.0
Lowest: 0
Highest: 0
-------------------------------------------

-------------------------------------------
Remaining Prepayment Term           Percent
-------------------------------------------
0                                   100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Buydown Agreement                   Percent
-------------------------------------------
N                                    99.68%
Y                                     0.32
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Original Term                       Percent
-------------------------------------------
120                                   0.30%
180                                   0.68
240                                   0.10
300                                   0.39
360                                  98.52
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.:  357.7 months
Lowest: 120 months
Highest: 360 months
-------------------------------------------

-------------------------------------------
Scheduled Remaining Term            Percent
-------------------------------------------
115 - 120                             0.30%
175 - 180                             0.68
235 - 240                             0.10
295 - 300                             0.39
349 - 354                             0.30
355 - 360                            98.23
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 357.0 months
Lowest: 119 months
Highest: 360 months
-------------------------------------------

-------------------------------------------
Cut-Off Loan Age                    Percent
-------------------------------------------
= 0                                  39.87%
1 - 6                                60.13
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 0.7 months
Lowest: 0 months
Highest: 6 months
-------------------------------------------

-------------------------------------------
Gross Margin                        Percent
-------------------------------------------
2.250                               100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
-------------------------------------------

-------------------------------------------
Initial Cap (ARMs)                  Percent
-------------------------------------------
5.000                               100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
-------------------------------------------

-------------------------------------------
Periodic Cap (ARMs)                 Percent
-------------------------------------------
2.000                               100.00%
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
-------------------------------------------

-------------------------------------------
Maximum Rate (ARMs)                 Percent
-------------------------------------------
8.001 - 9.000                         0.65%
9.001 - 10.000                       35.63
10.001 - 11.000                      63.40
11.001 - 12.000                       0.32
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 10.177%
Lowest: 8.750%
Highest: 11.125%
-------------------------------------------

-------------------------------------------
Cutoff Rollterm                     Percent
-------------------------------------------
49 - 54                               0.30%
55 - 60                              99.70
-------------------------------------------
Total:                              100.00%
-------------------------------------------
W.A.: 59.3 months
Lowest: 54 months
Highest: 60 months
-------------------------------------------

**** less than or equal to

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance
                                                                     905 records
                               BoAMS 2003-C Group 2         Balance: 469,530,884
                                 5-1 & Net5 Arms

------------------------------------------------------------------------------------------------------------------------------------
                               Number     Aggregate       Percent     Average                                 W.A.        W.A.
                                   of       Current      of Loans    Original     W.A.   W.A.      W.A.   Original   Remaining  W.A.
                             Mortgage     Principal  by Principal   Principal    Gross   FICO  Original    Term to     Term to  Loan
Original Balance                Loans       Balance       Balance     Balance   Coupon  Score       LTV   Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000                 63   $ 21,366,357         4.55%  $  339,354    5.196%   744     64.33%       357         356    1
350,001 - 450,000                334    133,556,349        28.44      400,144    5.173    737     68.13        358         358    1
450,001 - 550,000                212    105,331,604        22.43      497,158    5.182    736     67.12        355         355    1
550,001 - 650,000                138     82,752,796        17.62      601,223    5.116    735     63.56        358         357    1
650,001 - 750,000                 78     54,845,819        11.68      703,646    5.200    742     63.08        360         359    1
750,001 - 850,000                 26     20,695,484         4.41      796,547    5.215    729     64.53        360         359    1
850,001 - 950,000                 25     22,269,480         4.74      891,290    5.281    721     61.26        352         352    1
950,001 - 1,050,000               29     28,712,995         6.12      991,052    5.185    740     49.92        360         359    1
------------------------------------------------------------------------------------------------------------------------------------
Total:                           905   $469,530,884       100.00%  $  519,349    5.177%   737     64.74%       358         357    1
------------------------------------------------------------------------------------------------------------------------------------
Average: $  519,349.35
Lowest:  $  322,701.00
Highest: $1,000,000.00
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            905 records
                                                            Balance: 469,530,884

                              BoAMS 2003-C Group 2
                                 5-1 & Net5 Arms

-----------------------------------------------------------------------------------------------------------------------------------
                   Number       Aggregate        Percent      Average                                    W.A.         W.A.
                       of         Current       of Loans     Original      W.A.      W.A.      W.A.  Original    Remaining   W.A.
                 Mortgage       Principal   by Principal    Principal     Gross     FICO   Original   Term to      Term to   Loan
Gross Coupon        Loans         Balance        Balance      Balance    Coupon    Score        LTV   Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750          3    $   1,636,596           0.35%  $  545,532     3.750%     736      80.00%       360         360     0
3.751 - 3.875          2          739,149           0.16      370,120     3.875      708      80.00        360         359     1
3.876 - 4.000          1          660,647           0.14      661,600     4.000        0      80.00        360         359     1
4.001 - 4.125          1          379,465           0.08      380,000     4.125      703      80.00        360         359     1
4.126 - 4.250          8        3,545,608           0.76      443,831     4.250      728      58.27        354         353     1
4.251 - 4.375          3        1,476,499           0.31      492,382     4.375      718      78.00        360         360     0
4.376 - 4.500         17        8,660,740           1.84      509,624     4.500      736      65.04        360         360     0
4.501 - 4.625         18        8,670,586           1.85      481,903     4.625      746      66.41        342         342     0
4.626 - 4.750         42       21,086,235           4.49      502,238     4.750      738      62.90        360         360     0
4.751 - 4.875         98       51,089,091          10.88      521,665     4.875      747      63.23        360         359     1
4.876 - 5.000        136       72,394,125          15.42      532,668     5.000      745      65.29        358         357     1
5.001 - 5.125        137       75,110,207          16.00      549,742     5.125      737      65.31        358         358     1
5.126 - 5.250        128       63,055,148          13.43      492,934     5.250      734      67.48        357         357     1
5.251 - 5.375        114       58,222,516          12.40      511,101     5.375      735      65.74        355         354     1
5.376 - 5.500         94       49,415,045          10.52      526,006     5.500      730      61.64        357         356     1
5.501 - 5.625         59       30,618,437           6.52      519,527     5.625      727      64.37        358         357     1
5.626 - 5.750         27       12,684,733           2.70      470,274     5.750      732      64.03        358         357     1
5.751 - 5.875         12        7,222,458           1.54      602,291     5.875      714      51.92        360         359     1
5.876 - 6.000          3        1,357,647           0.29      453,000     6.000      682      66.89        360         359     1
6.001 - 6.125          2        1,505,952           0.32      755,422     6.125      674      64.02        360         360     0
-----------------------------------------------------------------------------------------------------------------------------------
Total:               905    $ 469,530,884         100.00%  $  519,349     5.177%     737      64.74%       358         357     1
-----------------------------------------------------------------------------------------------------------------------------------
W.A.:    5.177%
Lowest:  3.750%
Highest: 6.125%
-----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            905 records
                                                            Balance: 469,530,884

                              BoAMS 2003-C Group 2
                                 5-1 & Net5 Arms

------------------------------------------------------------------------------------------------------------------------------------
                     Number       Aggregate       Percent       Average                                     W.A.        W.A.
                         of         Current      of Loans      Original      W.A.     W.A.       W.A.   Original   Remaining   W.A.
                   Mortgage       Principal  by Principal     Principal     Gross     FICO   Original    Term to    T erm to   Loan
Credit Score          Loans         Balance       Balance       Balance    Coupon    Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                14   $   6,013,084          1.28%   $  429,809     5.099%     805      72.15%       360         359     1
775 - 799               140      72,792,412         15.50       520,311     5.117      785      62.57        357         356     1
750 - 774               235     121,405,314         25.86       516,965     5.163      763      63.74        358         357     1
725 - 749               192     100,211,553         21.34       522,304     5.170      737      65.69        357         356     1
700 - 724               179      92,696,996         19.74       518,125     5.205      711      63.93        358         358     1
675 - 699                85      43,366,987          9.24       512,637     5.216      687      66.61        357         357     1
650 - 674                42      23,081,374          4.92       549,835     5.234      661      68.25        360         359     1
625 - 649                11       6,120,158          1.30       556,734     5.486      636      67.73        360         359     1
600 - 624                 5       2,847,053          0.61       569,610     5.253      622      71.93        360         359     1
N/A                       2         995,953          0.21       498,797     4.631        0      76.63        360         359     1
------------------------------------------------------------------------------------------------------------------------------------
Total:                  905   $ 469,530,884        100.00%   $  519,349     5.177%     737      64.74%       358         357     1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:     737
Lowest:   621
Highest:  816
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Number       Aggregate       Percent        Average                                    W.A.        W.A.
                         of         Current      of Loans       Original     W.A.     W.A.       W.A.   Original   Remaining   W.A.
                   Mortgage       Principal  by Principal      Principal    Gross     FICO   Original    Term to     Term to   Loan
Index                 Loans         Balance       Balance        Balance   Coupon    Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
ARM                     905   $ 469,530,884        100.00%   $   519,349    5.177%     737      64.74%       358         357     1
------------------------------------------------------------------------------------------------------------------------------------
Total:                  905   $ 469,530,884        100.00%   $   519,349    5.177%     737      64.74%       358         357     1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            905 records
                                                            Balance: 469,530,884

                              BoAMS 2003-C Group 2
                                 5-1 & Net5 Arms

------------------------------------------------------------------------------------------------------------------------------------
                         Number         Aggregate       Percent      Average                                  W.A.       W.A.
                             of           Current      of Loans     Original    W.A.    W.A.       W.A.   Original  Remaining  W.A.
                       Mortgage         Principal  by Principal    Principal   Gross    FICO   Original    Term to    Term to  Loan
Loan Purpose              Loans           Balance       Balance      Balance  Coupon   Score        LTV   Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
R/T Refi                    583     $ 313,066,035         66.68%  $  537,373   5.195%    738      62.24%       358        357     1
Purchase                    182        89,176,193         18.99      491,047   5.081     740      76.69        358        358     1
C/O Refi                    140        67,288,655         14.33      481,085   5.221     727      60.50        357        357     1
------------------------------------------------------------------------------------------------------------------------------------
Total:                      905     $ 469,530,884        100.00%  $  519,349   5.177%    737      64.74%       358        357     1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Number         Aggregate       Percent      Average                                  W.A.       W.A.
                             of           Current      of Loans     Original    W.A.    W.A.       W.A.   Original  Remaining  W.A.
                       Mortgage         Principal  by Principal    Principal   Gross    FICO   Original    Term to    Term to  Loan
Property Type             Loans           Balance       Balance      Balance  Coupon   Score        LTV   Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                         594     $ 314,873,504         67.06%  $  530,738   5.174%    737      63.20%       357        357     1
PUD Detach                  210       106,772,911         22.74      508,711   5.185     733      66.45        359        358     1
Condo                        63        29,946,495          6.38      475,696   5.172     743      71.72        360        359     1
PUD Attach                   22         9,451,937          2.01      429,850   5.198     743      70.40        360        359     1
2-Family                      9         5,255,178          1.12      584,872   5.212     724      69.53        360        359     1
PUD                           5         2,238,046          0.48      448,171   4.915     715      66.60        360        359     1
Townhouse                     1           538,400          0.11      538,400   5.375     704      80.00        180        180     0
3-Family                      1           454,414          0.10      454,900   5.625     712      66.31        360        359     1
------------------------------------------------------------------------------------------------------------------------------------
Total:                      905     $ 469,530,884        100.00%  $  519,349   5.177%    737      64.74%       358        357     1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            905 records
                                                            Balance: 469,530,884

                              BoAMS 2003-C Group 2
                                 5-1 & Net5 Arms

-----------------------------------------------------------------------------------------------------------------------------------
                       Number       Aggregate       Percent      Average                                   W.A.       W.A.
                           of         Current      of Loans     Original      W.A.    W.A.       W.A.  Original  Remaining    W.A.
                     Mortgage       Principal  by Principal    Principal     Gross    FICO   Original   Term to    Term to    Loan
Occupancy Status        Loans         Balance       Balance      Balance    Coupon   Score        LTV  Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary                   854  $  445,384,015         94.86%  $  522,066     5.173%    737      64.84%      358        357       1
Secondary                  38      19,322,516          4.12      508,789     5.173     734      62.44       353        353       1
Investor                   13       4,824,352          1.03      371,776     5.560     731      64.24       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    905  $  469,530,884        100.00%  $  519,349     5.177%    737      64.74%      358        357       1
-----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            905 records
                                                            Balance: 469,530,884
                              BoAMS 2003-C Group 2
                                 5-1 & Net5 Arms

------------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate       Percent      Average                                 W.A.       W.A.
                                 of        Current      of Loans     Original    W.A.    W.A.       W.A.  Original  Remaining  W.A.
                           Mortgage      Principal  by Principal    Principal   Gross    FICO   Original   Term to    Term to  Loan
Geographic Distribution       Loans        Balance       Balance      Balance  Coupon   Score        LTV  Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
California                      668 $  351,105,525         74.78%  $  526,204   5.185%    736      65.11%      359        358     1
Illinois                         45     23,851,958          5.08      530,346   5.011     746      62.12       360        359     1
Georgia                          24     12,511,194          2.66      521,543   5.032     750      64.57       360        359     1
North Carolina                   18      9,612,455          2.05      534,427   5.066     729      62.19       350        349     1
Florida                          21      9,608,409          2.05      457,803   5.171     735      67.63       345        344     1
Virginia                         20      9,219,989          1.96      461,355   5.381     713      66.03       350        350     1
Colorado                         14      7,358,953          1.57      525,757   5.120     751      65.72       360        360     0
Texas                            11      5,128,900          1.09      466,691   5.190     755      59.39       338        337     1
Massachusetts                    10      4,872,637          1.04      487,490   5.167     755      59.90       360        359     1
South Carolina                    8      4,559,051          0.97      570,463   5.252     700      51.19       360        358     2
Nevada                            8      4,313,827          0.92      540,720   5.529     728      63.60       329        328     1
Maryland                          9      4,022,139          0.86      447,065   5.104     755      69.23       360        360     0
Arizona                           8      3,229,702          0.69      403,925   5.262     713      69.08       360        359     1
Connecticut                       6      2,964,220          0.63      494,333   4.993     752      70.49       360        360     0
Washington                        6      2,424,249          0.52      404,247   5.358     737      65.57       360        360     0
Missouri                          5      2,166,198          0.46      433,792   5.198     740      72.03       311        311     1
New Mexico                        4      2,137,720          0.46      534,575   5.131     742      70.03       360        360     0
District of Columbia              4      1,936,580          0.41      484,588   5.511     722      72.30       360        359     1
Minnesota                         3      1,800,833          0.38      601,000   4.998     736      41.21       360        359     1
Tennessee                         3      1,690,100          0.36      563,367   5.365     655      66.67       360        359     1
Other                            10      5,016,245          1.07      501,971   5.194     751      59.73       354        353     1
------------------------------------------------------------------------------------------------------------------------------------
Total:                          905 $  469,530,884        100.00%  $  519,349   5.177%    737      64.74%      358        357     1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            905 records
                                                            Balance: 469,530,884
                              BoAMS 2003-C Group 2
                                 5-1 & Net5 Arms

------------------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent     Average                                     W.A.       W.A.
                             of        Current      of Loans    Original     W.A.      W.A.      W.A.    Original  Remaining   W.A.
                       Mortgage      Principal  by Principal   Principal    Gross      FICO  Original     Term to    Term to   Loan
County Distribution       Loans        Balance       Balance     Balance   Coupon     Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                 153  $  77,309,192         16.47% $  505,692    5.135%      744     64.50%        358        357      1
ORANGE                      100     55,778,533         11.88     558,020    5.228       735     63.65         360        359      1
LOS ANGELES                 102     55,300,654         11.78     544,057    5.158       726     64.45         360        359      1
SAN MATEO                    54     29,405,711          6.26     544,952    5.291       733     68.57         358        357      1
SAN DIEGO                    59     29,279,334          6.24     496,579    5.128       735     63.69         360        359      1
ALAMEDA                      46     24,955,484          5.31     542,893    5.141       741     67.18         360        359      1
CONTRA COSTA                 34     16,695,037          3.56     491,362    5.232       750     67.94         360        359      1
COOK                         28     14,558,035          3.10     520,189    5.066       751     60.78         360        359      1
SAN FRANCISCO                23     12,130,298          2.58     527,670    5.206       726     72.58         360        360      0
MARIN                        14      9,427,370          2.01     673,586    5.285       740     57.73         360        359      1
Other                       292    144,691,236         30.82     495,916    5.174       735     64.23         354        353      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                      905  $ 469,530,884        100.00% $  519,349    5.177%      737     64.74%        358        357      1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 7 of 9

Global Structured Finance                                            905 records
                                                            Balance: 469,530,884

                              BoAMS 2003-C Group 2
                                 5-1 & Net5 Arms

------------------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent     Average                                     W.A.       W.A.
                             of        Current      of Loans    Original     W.A.      W.A.      W.A.    Original  Remaining   W.A.
                       Mortgage      Principal  by Principal   Principal    Gross      FICO  Original     Term to    Term to   Loan
Original LTV              Loans        Balance       Balance     Balance   Coupon     Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                 1  $     613,500          0.13% $  613,500    5.250%      716     14.96%        360        357      3
15.01 - 20.00                 8      4,356,304          0.93     545,125    5.548       734     17.98         360        359      1
20.01 - 25.00                 6      3,887,728          0.83     648,500    4.972       723     22.39         331        329      2
25.01 - 30.00                15      9,311,860          1.98     621,467    5.257       749     28.31         328        327      1
30.01 - 35.00                23     13,861,952          2.95     603,645    5.069       748     32.33         354        353      1
35.01 - 40.00                22     11,446,468          2.44     520,583    5.197       731     37.87         352        352      1
40.01 - 45.00                29     17,366,644          3.70     599,264    5.201       745     42.67         360        359      1
45.01 - 50.00                42     22,082,756          4.70     526,061    5.219       733     48.29         359        358      1
50.01 - 55.00                44     22,729,736          4.84     516,889    5.152       743     52.80         360        359      1
55.01 - 60.00                62     32,055,011          6.83     517,341    5.199       743     57.48         360        359      1
60.01 - 65.00                94     53,288,470         11.35     567,541    5.239       736     63.10         356        355      1
65.01 - 70.00               153     79,826,039         17.00     522,057    5.186       744     68.03         360        359      1
70.01 - 75.00               108     58,381,926         12.43     540,883    5.168       727     73.69         359        358      1
75.01 - 80.00               291    137,562,320         29.30     473,518    5.138       732     79.11         359        358      1
85.01 - 90.00                 5      1,987,819          0.42     398,114    5.144       747     88.05         329        328      1
90.01 - 95.00                 2        772,350          0.16     386,175    5.066       762     95.00         360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                      905  $ 469,530,884        100.00% $  519,349    5.177%      737     64.74%        358        357      1
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 64.74%
Lowest: 14.96%
Highest: 95.00%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 8 of 9

Global Structured Finance                                            905 records
                                                            Balance: 469,530,884
                              BoAMS 2003-C Group 2
                                 5-1 & Net5 Arms

------------------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent     Average                                     W.A.       W.A.
                             of        Current      of Loans    Original     W.A.      W.A.      W.A.    Original  Remaining   W.A.
                       Mortgage      Principal  by Principal   Principal    Gross      FICO  Original     Term to    Term to   Loan
Original Term             Loans        Balance       Balance     Balance   Coupon     Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
120                           3  $   1,394,057          0.30% $  466,667    5.139%      763     27.16%        120        119      1
180                           6      3,210,135          0.68     536,933    5.157       742     54.25         180        179      1
240                           1        483,903          0.10     485,000    5.625       683     74.62         240        239      1
300                           4      1,846,213          0.39     461,925    5.310       715     63.58         300        300      0
360                         891    462,596,576         98.52     519,705    5.176       737     64.92         360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                      905  $ 469,530,884        100.00% $  519,349    5.177%      737     64.74%        358        357      1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:  357.7 months
Lowest:  120 months
Highest: 360 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 9 of 9

Banc of America Securities [LOGO]

                       BoAMS 2003-C Group 2 (5/1 & Net5 ARMS)
                              CA Zip Code Concentration

    ------------------------------------------------------------------------
        Concentration                   Balance           % of CA loans
    ------------------------------------------------------------------------
    Northern CA                    $195,996,542                   55.82%
    Southern CA                     155,108,983                   44.18
                       -----------------------------------------------------
    Total                          $351,105,525                  100.00%

** The northern and southern breakout is based off of the centralized zip code of 93500


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [LOGO]

                      BoAMS 2003-C Group 2 (5/1 & Net5 ARMS)
                           N-CA Zip Code Concentration

--------------------------------------------------------------------------------
                                                                     % of Total
 ZIP                                                 BALANCE           Balance
--------------------------------------------------------------------------------
95014                                                9,148,727             4.67
--------------------------------------------------------------------------------
94539                                                6,749,127             3.44
--------------------------------------------------------------------------------
94087                                                6,125,051             3.13
--------------------------------------------------------------------------------
94583                                                5,649,734             2.88
--------------------------------------------------------------------------------
95070                                                5,327,960             2.72
--------------------------------------------------------------------------------
94566                                                4,454,086             2.27
--------------------------------------------------------------------------------
94024                                                3,615,311             1.84
--------------------------------------------------------------------------------
95008                                                3,506,208             1.79
--------------------------------------------------------------------------------
95032                                                3,376,507             1.72
--------------------------------------------------------------------------------
94062                                                3,286,075             1.68
--------------------------------------------------------------------------------
95125                                                3,208,154             1.64
--------------------------------------------------------------------------------
95060                                                3,032,799             1.55
--------------------------------------------------------------------------------
95120                                                2,981,734             1.52
--------------------------------------------------------------------------------
95138                                                2,913,100             1.49
--------------------------------------------------------------------------------
94303                                                2,853,731             1.46
--------------------------------------------------------------------------------
95054                                                2,680,599             1.37
--------------------------------------------------------------------------------
94070                                                2,590,188             1.32
--------------------------------------------------------------------------------
94010                                                2,586,928             1.32
--------------------------------------------------------------------------------
94507                                                2,583,528             1.32
--------------------------------------------------------------------------------
94022                                                2,503,583             1.28
--------------------------------------------------------------------------------
94025                                                2,366,964             1.21
--------------------------------------------------------------------------------
94920                                                2,313,478             1.18
--------------------------------------------------------------------------------
95476                                                2,285,342             1.17
--------------------------------------------------------------------------------
94941                                                2,276,000             1.16
--------------------------------------------------------------------------------
94306                                                2,261,302             1.15
--------------------------------------------------------------------------------
94030                                                2,158,876             1.10
--------------------------------------------------------------------------------
94040                                                2,059,243             1.05
--------------------------------------------------------------------------------
94110                                                2,040,104             1.04
--------------------------------------------------------------------------------
95129                                                2,002,889             1.02
--------------------------------------------------------------------------------
94019                                                1,967,440             1.00
--------------------------------------------------------------------------------
95135                                                1,929,104             0.98
--------------------------------------------------------------------------------
94114                                                1,886,939             0.96
--------------------------------------------------------------------------------
94402                                                1,884,511             0.96
--------------------------------------------------------------------------------
94061                                                1,759,759             0.90
--------------------------------------------------------------------------------
94301                                                1,721,405             0.88
--------------------------------------------------------------------------------
94002                                                1,720,327             0.88
--------------------------------------------------------------------------------
94122                                                1,696,400             0.87
--------------------------------------------------------------------------------
94536                                                1,634,869             0.83
--------------------------------------------------------------------------------
94949                                                1,532,786             0.78
--------------------------------------------------------------------------------
95062                                                1,516,871             0.77
--------------------------------------------------------------------------------
94901                                                1,389,573             0.71
--------------------------------------------------------------------------------
94611                                                1,385,320             0.71
--------------------------------------------------------------------------------

94080                                                1,305,408             0.67
--------------------------------------------------------------------------------
94568                                                1,229,250             0.63
--------------------------------------------------------------------------------
95134                                                1,217,600             0.62
--------------------------------------------------------------------------------
94560                                                1,208,395             0.62
--------------------------------------------------------------------------------
94123                                                1,186,165             0.61
--------------------------------------------------------------------------------
95030                                                1,166,000             0.59
--------------------------------------------------------------------------------
94954                                                1,165,569             0.59
--------------------------------------------------------------------------------
95051                                                1,165,543             0.59
--------------------------------------------------------------------------------
95136                                                1,134,236             0.58
--------------------------------------------------------------------------------
94952                                                1,102,500             0.56
--------------------------------------------------------------------------------
94117                                                1,100,127             0.56
--------------------------------------------------------------------------------
94506                                                1,056,500             0.54
--------------------------------------------------------------------------------
94066                                                1,045,363             0.53
--------------------------------------------------------------------------------
94549                                                1,041,572             0.53
--------------------------------------------------------------------------------
94127                                                1,023,474             0.52
--------------------------------------------------------------------------------
95762                                                1,002,084             0.51
--------------------------------------------------------------------------------
94502                                                  993,390             0.51
--------------------------------------------------------------------------------
Other                                               55,890,732            28.52
--------------------------------------------------------------------------------
Total:                                            $195,996,542           100.00%
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Global Structured Finance

                              BoAMS 2003-C Group 1
                                    3-1 Arms
                            Collateral Summary Report

--------------------------------------
General Pool Characteristics
--------------------------------------
Pool Size: $124,466,422.11
Loan Count: 245
Cut-off Date: 2003-03-01
Avg. Loan Balance: $508,026.21
Avg. Orig. Balance: $508,529.35
W.A. FICO*: 739
W.A. Orig. LTV: 65.10%
W.A. Cut-Off LTV: 65.04%
W.A. Gross Coupon: 4.660%
W.A. Net Coupon: 4.660%
W.A. Servicing Fee:
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 1.23%
% over 100 COLTV: 0.00%
% with PMI: 1.23%
W.A. MI Coverage: 23.97%
W.A. MI Adjusted LTV: 64.78%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.41%
--------------------------------------
* FICO not available for 0 loans, or
0.0% of the aggregate pool balance.
--------------------------------------

--------------------------------------
Original Balance               Percent
--------------------------------------
250,001 - 350,000                4.57%
350,001 - 450,000               32.03
450,001 - 550,000               22.60
550,001 - 650,000               15.85
650,001 - 750,000               12.68
850,001 - 950,000                4.29
950,001 - 1,050,000              7.99
--------------------------------------
Total:                         100.00%
--------------------------------------
Average: $508,529.35
Lowest: $303,800.00
Highest: $1,000,000.00
--------------------------------------

--------------------------------------
Cut-Off Balance                Percent
--------------------------------------
300,001 - 400,000               20.34%
400,001 - 500,000               32.49
500,001 - 600,000               14.15
600,001 - 700,000               11.87
700,001 - 800,000                8.87
800,001 - 900,000                2.80
900,001 - 1,000,000              9.48
--------------------------------------
Total:                         100.00%
--------------------------------------
Average: 508,026.21
Lowest: 303,426.45
Highest: 1,000,000.00
--------------------------------------

--------------------------------------
Lien Position                  Percent
--------------------------------------
1                              100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Coupon                         Percent
--------------------------------------
3.876 - 4.000                    1.24%
4.001 - 4.125                    0.37
4.126 - 4.250                    4.92
4.251 - 4.375                    9.87
4.376 - 4.500                   21.41
4.501 - 4.625                   21.81
4.626 - 4.750                   14.51
4.751 - 4.875                   14.54
4.876 - 5.000                    3.32
5.001 - 5.125                    3.78
5.126 - 5.250                    2.63
5.251 - 5.375                    1.10
5.376 - 5.500                    0.50
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 4.660
Lowest: 4.000
Highest: 5.500
--------------------------------------

--------------------------------------
Credit Score*                  Percent
--------------------------------------
801 - 850                        1.09%
751 - 800                       43.51
701 - 750                       37.94
651 - 700                       15.40
601 - 650                        2.06
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 739
Lowest: 625
Highest: 804
--------------------------------------

--------------------------------------
PMI Providers                  Percent
--------------------------------------
NONE                            98.77%
GEMIC                            0.85
PMI                              0.38
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Product Type                   Percent
--------------------------------------
3/27 12 MO LIBOR                98.63%
3/12 12 MO LIBOR                 1.37
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Index                          Percent
--------------------------------------
ARM                            100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Loan Purpose                   Percent
--------------------------------------
R/T Refi                        68.69%
Purchase                        17.99
C/O Refi                        13.32
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Loan Type                      Percent
--------------------------------------
CONVENTIONAL                   100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Property Type                  Percent
--------------------------------------
SFR                             69.27%
PUD Detach                      19.47
Condo                            5.35
PUD Attach                       2.31
2-Family                         1.69
3-Family                         1.00
PUD                              0.91
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Occupancy Status               Percent
--------------------------------------
Primary                         94.94%
Secondary                        4.13
Investor                         0.92
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Documentation                  Percent
--------------------------------------
Rapid                           55.25%
Standard                        21.52
Reduced                         19.05
All Ready Home                   4.18
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
State                          Percent
--------------------------------------
California                      69.74%
Illinois                         4.19
Nevada                           3.03
Texas                            2.58
Florida                          2.39
Other                           18.06
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Zip Code                       Percent
--------------------------------------
95129                            2.41%
95014                            2.33
94080                            2.05
95125                            1.78
94583                            1.72
Other                           89.69
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
OLTV                           Percent
--------------------------------------
**** 20.00                       1.56%
20.01 - 25.00                    0.76
25.01 - 30.00                    0.99
30.01 - 35.00                    2.11
35.01 - 40.00                    1.61
40.01 - 45.00                    3.21
45.01 - 50.00                    7.22
50.01 - 55.00                    5.47
55.01 - 60.00                    5.85
60.01 - 65.00                   12.49
65.01 - 70.00                   14.57
70.01 - 75.00                   13.13
75.01 - 80.00                   29.80
80.01 - 85.00                    0.24
85.01 - 90.00                    0.99
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 65.10%
Lowest: 12.66%
Highest: 90.00%
--------------------------------------

--------------------------------------
Cut-Off LTV                    Percent
--------------------------------------
**** 20.00                       1.56%
20.01 - 25.00                    0.76
25.01 - 30.00                    0.99
30.01 - 35.00                    2.11
35.01 - 40.00                    1.61
40.01 - 45.00                    3.21
45.01 - 50.00                    7.22
50.01 - 55.00                    5.47
55.01 - 60.00                    5.85
60.01 - 65.00                   12.83
65.01 - 70.00                   14.23
70.01 - 75.00                   13.13
75.01 - 80.00                   29.80
80.01 - 85.00                    0.24
85.01 - 90.00                    0.99
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 65.04%
Lowest: 12.66%
Highest: 90.00%
--------------------------------------

--------------------------------------
Delinquency*                   Percent
--------------------------------------
0-29 days                      100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------
* MBA method
--------------------------------------

--------------------------------------
Times 30 Days                  Percent
--------------------------------------
0                              100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Convertible Flag               Percent
--------------------------------------
N                              100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Prepay Flag                    Percent
--------------------------------------
N                              100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Prepay Penalty Term            Percent
--------------------------------------
0                              100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 0.0
Lowest: 0
Highest: 0
--------------------------------------

--------------------------------------
Remaining Prepayment Term      Percent
--------------------------------------
0                              100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Buydown Agreement              Percent
--------------------------------------
N                              100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Original Term                  Percent
--------------------------------------
180                              1.37%
360                             98.63
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 357.5 months
Lowest: 180 months
Highest: 360 months
--------------------------------------

--------------------------------------
Scheduled Remaining Term       Percent
--------------------------------------
175 - 180                        1.37%
355 - 360                       98.63
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 356.9 months
Lowest: 179 months
Highest: 360 months
--------------------------------------

--------------------------------------
Cut-Off Loan Age               Percent
--------------------------------------
= 0                             38.25%
1 - 6                           61.75
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months
--------------------------------------

--------------------------------------
Gross Margin                   Percent
--------------------------------------
2.250                          100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
--------------------------------------

--------------------------------------
Initial Cap (ARMs)             Percent
--------------------------------------
2.000                          100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------

--------------------------------------
Periodic Cap (ARMs)            Percent
--------------------------------------
2.000                          100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------

--------------------------------------
Maximum Rate (ARMs)            Percent
--------------------------------------
 9.001 - 10.000                  1.24%
10.001 - 11.000                 90.75
11.001 - 12.000                  8.01
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 10.660%
Lowest: 10.000%
Highest: 11.500%
--------------------------------------

--------------------------------------
Cutoff Rollterm                Percent
--------------------------------------
31 - 36                        100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.: 35.4 months
Lowest: 34 months
Highest: 36 months
--------------------------------------

** means less than or equal to


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                            245 records
                                                            Balance: 124,466,422
                              BoAMS 2003-C Group 1
                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                          Number      Aggregate       Percent     Average                                   W.A.        W.A.
                              of        Current      of Loans    Original     W.A.    W.A.      W.A.    Original   Remaining   W.A.
                        Mortgage      Principal  by Principal   Principal    Gross    FICO  Original     Term to     Term to   Loan
Original Balance           Loans        Balance       Balance     Balance   Coupon   Score       LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000             17  $   5,684,932          4.57% $  334,729    4.775%    735     70.06%        360         359      1
350,001 - 450,000            100     39,865,598         32.03     399,059    4.657     742     67.31         360         359      1
450,001 - 550,000             57     28,124,737         22.60     493,857    4.628     737     65.31         357         356      1
550,001 - 650,000             33     19,727,283         15.85     598,635    4.699     737     63.70         349         348      1
650,001 - 750,000             22     15,779,005         12.68     717,800    4.675     735     61.91         360         359      1
850,001 - 950,000              6      5,337,398          4.29     890,333    4.543     758     64.48         360         359      1
950,001 - 1,050,000           10      9,947,469          7.99     995,500    4.663     737     60.94         360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       245  $ 124,466,422        100.00% $  508,529    4.660%    739     65.10%        358         357      1
------------------------------------------------------------------------------------------------------------------------------------
Average: $508,529.35
Lowest: $303,800.00
Highest: $1,000,000.00
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 9

Global Structured Finance                                            245 records
                                                            Balance: 124,466,422

                              BoAMS 2003-C Group 1
                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                          Number      Aggregate       Percent     Average                                   W.A.        W.A.
                              of        Current      of Loans    Original     W.A.    W.A.      W.A.    Original   Remaining   W.A.
                        Mortgage      Principal  by Principal   Principal    Gross    FICO  Original     Term to     Term to   Loan
Gross Coupon               Loans        Balance       Balance     Balance   Coupon   Score       LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000                  3  $   1,548,636          1.24% $  516,750    4.000%    753     70.86%        360         359      1
4.001 - 4.125                  1        462,000          0.37     462,000    4.125     700     69.47         360         360      0
4.126 - 4.250                 11      6,126,312          4.92     557,048    4.250     753     66.40         360         360      0
4.251 - 4.375                 22     12,289,980          9.87     558,969    4.375     746     62.45         360         360      0
4.376 - 4.500                 53     26,647,700         21.41     503,454    4.500     745     67.52         356         355      1
4.501 - 4.625                 52     27,141,646         21.81     522,319    4.625     737     64.48         360         359      1
4.626 - 4.750                 38     18,054,481         14.51     475,541    4.750     746     64.42         360         359      1
4.751 - 4.875                 37     18,097,114         14.54     489,816    4.875     735     67.35         349         349      1
4.876 - 5.000                  9      4,128,553          3.32     459,280    5.000     724     64.05         360         359      1
5.001 - 5.125                  9      4,704,810          3.78     523,393    5.125     714     56.43         360         359      1
5.126 - 5.250                  7      3,267,414          2.63     467,310    5.250     723     66.96         360         359      1
5.251 - 5.375                  2      1,373,459          1.10     687,500    5.375     709     56.81         360         359      1
5.376 - 5.500                  1        624,316          0.50     625,000    5.500     665     45.96         360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       245  $ 124,466,422        100.00% $  508,529    4.660%    739     65.10%        358         357      1
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 4.660%
Lowest: 4.000%
Highest: 5.500%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 2 of 9

Global Structured Finance                                            245 records
                                                            Balance: 124,466,422

                              BoAMS 2003-C Group 1
                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                          Number      Aggregate       Percent     Average                                   W.A.        W.A.
                              of        Current      of Loans    Original     W.A.    W.A.      W.A.    Original   Remaining   W.A.
                        Mortgage      Principal  by Principal   Principal    Gross    FICO  Original     Term to     Term to   Loan
Credit Score               Loans        Balance       Balance     Balance   Coupon   Score       LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                      3  $   1,351,471          1.09% $  450,667    4.543%    803     62.43%        360         360      0
775 - 799                     48     24,183,607         19.43     504,307    4.654     784     65.39         360         359      1
750 - 774                     62     29,977,941         24.09     484,116    4.606     764     65.00         356         356      1
725 - 749                     48     26,117,043         20.98     544,533    4.612     737     67.59         360         359      1
700 - 724                     42     23,044,671         18.51     549,291    4.699     713     61.67         356         355      1
675 - 699                     23     10,788,466          8.67     469,457    4.681     691     67.46         351         351      1
650 - 674                     14      6,757,854          5.43     483,086    4.922     661     64.89         360         359      1
625 - 649                      5      2,245,370          1.80     449,449    4.807     638     60.35         360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       245  $ 124,466,422        100.00% $  508,529    4.660%    739     65.10%        358         357      1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    739
Lowest:  625
Highest: 804
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Number      Aggregate       Percent     Average                                   W.A.        W.A.
                              of        Current      of Loans    Original     W.A.    W.A.      W.A.    Original   Remaining   W.A.
                        Mortgage      Principal  by Principal   Principal    Gross    FICO  Original     Term to     Term to   Loan
Index                      Loans        Balance       Balance     Balance   Coupon   Score       LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
ARM                          245  $ 124,466,422        100.00% $  508,529    4.660%    739     65.10%        358         357      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       245  $ 124,466,422        100.00% $  508,529    4.660%    739     65.10%        358         357      1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 3 of 9

Global Structured Finance                                            245 records
                                                            Balance: 124,466,422

                              BoAMS 2003-C Group 1

                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent      Average                                 W.A.       W.A.
                              of       Current       of Loans     Original     W.A.    W.A.      W.A.  Original  Remaining     W.A.
                        Mortgage     Principal   by Principal    Principal    Gross    FICO  Original   Term to    Term to     Loan
Loan Purpose               Loans       Balance        Balance      Balance   Coupon   Score       LTV  Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
R/T Refi                     165  $ 85,497,846          68.69%    $518,714    4.664%    736     63.21%      356        356        1
Purchase                      41    22,386,819          17.99      546,499    4.600     756     74.87       360        359        1
C/O Refi                      39    16,581,757          13.32      425,524    4.725     733     61.64       360        359        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       245  $124,466,422         100.00%    $508,529    4.660%    739     65.10%      358        357        1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent      Average                                 W.A.       W.A.
                              of       Current       of Loans     Original     W.A.    W.A.      W.A.  Original  Remaining     W.A.
                        Mortgage     Principal   by Principal    Principal    Gross    FICO  Original   Term to    Term to     Loan
Property Type             Loans       Balance        Balance      Balance   Coupon   Score       LTV  Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                          169  $ 86,219,169          69.27%    $510,670    4.667%    737     64.27%      358        357        1
PUD Detach                    47    24,227,666          19.47      516,077    4.623     740     63.54       356        355        1
Condo                         15     6,661,063           5.35      444,343    4.696     750     74.33       360        360        0
PUD Attach                     7     2,876,300           2.31      411,234    4.535     753     73.09       360        359        1
2-Family                       3     2,106,367           1.69      703,000    4.795     741     72.28       360        359        1
3-Family                       2     1,239,474           1.00      620,500    4.879     740     63.59       360        359        1
PUD                            2  $  1,136,384           0.91      568,500    4.608     782     75.56       360        360        0
------------------------------------------------------------------------------------------------------------------------------------
Total:                       245  $124,466,422         100.00%    $508,529    4.660%    739     65.10%      358        357        1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 4 of 9

Global Structured Finance                                            245 records
                                                            Balance: 124,466,422

                              BoAMS 2003-C Group 1

                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                          Number      Aggregate        Percent      Average                                 W.A.       W.A.
                              of        Current       of Loans     Original     W.A.    W.A.      W.A.  Original  Remaining    W.A.
                        Mortgage      Principal   by Principal    Principal    Gross    FICO  Original   Term to    Term to    Loan
Occupancy Status           Loans        Balance        Balance      Balance   Coupon   Score       LTV  Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
Primary                      232   $118,173,143          94.94%    $509,868    4.660%    738     65.14%      357        357        1
Secondary                     10      5,146,137           4.13      515,211    4.647     753     64.87       360        359        1
Investor                       3      1,147,143           0.92      382,750    4.710     758     61.49       360        360        0
------------------------------------------------------------------------------------------------------------------------------------
Total:                       245   $124,466,422         100.00%    $508,529    4.660%    739     65.10%      358        357        1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 5 of 9

Global Structured Finance                                            245 records
                                                            Balance: 124,466,422

                              BoAMS 2003-C Group 1

                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate        Percent     Average                                 W.A.       W.A.
                                 of       Current       of Loans    Original     W.A.    W.A.      W.A.  Original  Remaining   W.A.
                           Mortgage     Principal   by Principal   Principal    Gross    FICO  Original   Term to    Term to   Loan
Geographic Distribution       Loans       Balance        Balance     Balance   Coupon   Score       LTV  Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                      167  $ 86,803,548          69.74% $  520,184    4.654%    740     65.67%      360        359      1
Illinois                         10     5,220,025           4.19     523,420    4.473     737     67.94       360        360      0
Nevada                            8     3,771,324           3.03     471,979    4.894     728     67.45       336        335      1
Texas                             6     3,216,568           2.58     536,519    4.778     705     63.18       360        360      0
Florida                           6     2,978,361           2.39     496,825    4.685     738     72.23       360        359      1
Massachusetts                     6     2,842,887           2.28     474,717    4.469     745     63.08       320        319      1
Georgia                           5     2,743,496           2.20     548,800    4.738     723     63.28       360        360      0
Virginia                          5     2,188,698           1.76     438,273    4.936     747     66.86       360        359      1
Washington                        4     1,719,312           1.38     430,600    4.526     736     74.36       360        359      1
Colorado                          3     1,669,653           1.34     557,135    4.280     780     49.04       360        359      1
North Carolina                    3     1,609,596           1.29     536,882    4.786     712     58.83       360        359      1
Maryland                          3     1,439,893           1.16     480,643    4.813     744     51.53       360        359      1
South Carolina                    3     1,328,111           1.07     445,606    4.796     742     49.84       284        284      1
Idaho                             1     1,000,000           0.80   1,000,000    4.750     767     48.78       360        360      0
Arizona                           2       839,962           0.67     420,500    4.857     764     54.54       360        359      1
Connecticut                       2       771,381           0.62     386,177    4.746     736     35.63       360        359      1
New Jersey                        2       702,923           0.56     351,900    4.804     747     75.28       360        359      1
South Dakota                      1       500,540           0.40     501,200    4.500     797     70.00       360        359      1
Vermont                           1       471,892           0.38     472,500    4.625     778     90.00       360        359      1
Tennessee                         1       457,193           0.37     457,810    4.375     734     70.43       360        359      1
Other                             6     2,191,058           1.76     365,551    4.664     728     66.65       360        360      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          245  $124,466,422         100.00% $  508,529    4.660%    739     65.10%      358        357      1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 6 of 9

Global Structured Finance                                            245 records
                                                            Balance: 124,466,422

                              BoAMS 2003-C Group 1

                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate        Percent     Average                                 W.A.       W.A.
                                 of       Current       of Loans    Original     W.A.    W.A.      W.A.  Original  Remaining   W.A.
                           Mortgage     Principal   by Principal   Principal    Gross    FICO  Original   Term to    Term to   Loan
County Distribution           Loans       Balance        Balance     Balance   Coupon   Score       LTV  Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                      61  $ 30,636,939          24.61%   $502,640    4.622%    739     66.93%      360        359      1
ALAMEDA                          18    10,153,006           8.16     564,444    4.592     741     66.63       360        359      1
SAN MATEO                        22     9,980,189           8.02     454,027    4.766     723     66.30       360        359      1
ORANGE                            9     5,696,995           4.58     633,444    4.653     754     64.17       360        359      1
SAN FRANCISCO                     8     5,109,093           4.10     639,225    4.800     755     67.98       360        359      1
LOS ANGELES                       9     4,648,066           3.73     516,822    4.577     739     69.50       360        359      1
SAN DIEGO                        10     4,567,749           3.67     457,092    4.628     737     54.92       360        359      1
CONTRA COSTA                      7     4,107,753           3.30     587,371    4.628     737     69.80       360        359      1
COOK                              7     3,438,008           2.76     491,357    4.433     747     66.50       360        360      0
FULTON                            4     2,334,000           1.88     583,500    4.714     733     62.13       360        360      0
Other                            90    43,794,623          35.19     487,310    4.694     739     63.18       353        352      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                          245  $124,466,422         100.00%   $508,529    4.660%    739     65.10%      358        357      1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 7 of 9

Global Structured Finance                                            245 records
                                                            Balance: 124,466,422

                              BoAMS 2003-C Group 1

                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate        Percent     Average                                 W.A.       W.A.
                                 of       Current       of Loans    Original     W.A.    W.A.      W.A.  Original  Remaining   W.A.
                           Mortgage     Principal   by Principal   Principal    Gross    FICO  Original   Term to    Term to   Loan
Original LTV                  Loans       Balance        Balance     Balance   Coupon   Score       LTV  Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                     2   $   891,856           0.72%   $446,250    4.570%    761     12.75%      360        359      1
15.01 - 20.00                     2     1,051,664           0.84     526,500    4.703     747     17.45       360        359      1
20.01 - 25.00                     2       949,037           0.76     475,150    4.447     727     23.48       360        359      1
25.01 - 30.00                     2     1,233,438           0.99     617,500    4.723     723     27.91       360        359      1
30.01 - 35.00                     4     2,628,419           2.11     657,483    4.652     717     31.65       360        360      0
35.01 - 40.00                     4     2,004,000           1.61     501,000    4.709     729     37.71       360        360      0
40.01 - 45.00                     8     3,998,189           3.21     501,371    4.627     758     42.49       306        306      1
45.01 - 50.00                    15     8,990,339           7.22     599,830    4.717     734     47.75       360        359      1
50.01 - 55.00                    14     6,803,867           5.47     486,531    4.766     740     52.82       360        359      1
55.01 - 60.00                    14     7,275,942           5.85     521,029    4.863     725     58.05       360        359      1
60.01 - 65.00                    28    15,544,771          12.49     555,531    4.639     748     62.61       360        359      1
65.01 - 70.00                    38    18,130,869          14.57     477,580    4.599     745     68.60       355        354      1
70.01 - 75.00                    31    16,341,544          13.13     527,574    4.604     747     73.01       360        359      1
75.01 - 80.00                    77    37,089,495          29.80     482,058    4.662     731     79.04       360        359      1
80.01 - 85.00                     1       303,426           0.24     303,800    4.875     774     81.01       360        359      1
85.01 - 90.00                     3     1,229,565           0.99     410,233    4.475     774     89.78       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                          245  $124,466,422         100.00%   $508,529    4.660%    739     65.10%      358        357      1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    65.10%
Lowest:  12.66%
Highest: 90.00%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 8 of 9

Global Structured Finance                                            245 records
                                                            Balance: 124,466,422

                              BoAMS 2003-C Group 1

                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate        Percent     Average                                 W.A.       W.A.
                                 of       Current       of Loans    Original     W.A.    W.A.      W.A.  Original  Remaining   W.A.
                           Mortgage     Principal   by Principal   Principal    Gross    FICO  Original   Term to    Term to   Loan
Original Term                 Loans       Balance        Balance     Balance   Coupon   Score       LTV  Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
180                               3  $  1,701,240           1.37%   $571,167    4.736%    726     50.21%      180        179      1
360                             242   122,765,182          98.63    $507,753    4.659     739     65.31       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                          245  $124,466,422         100.00%   $508,529    4.660%    739     65.10%      358        357      1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:       357.5 months
Lowest:     180 months
Highest:    360 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 9 of 9

Bank of America [LOGO]

                          BoAMS 2003-C Group 1 (3/1 ARMS)
                              CA Zip Code Concentration

        --------------------------------------------------------
        Concentration            Balance           % of CA loans
        --------------------------------------------------------
        Northern CA         $68,449,875                   78.86%
        Southern CA          18,353,673                   21.14
                     -------------------------------------------
        Total               $86,803,548                  100.00%


        ** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]


                        BoAMS 2003-C Group 1 (3/1 ARMS)
                          N-CA Zip Code Concentration

--------------------------------------------------------------------------------
                                                              % of Total
    ZIP                             BALANCE                     Balance
--------------------------------------------------------------------------------
95129                                         3,004,825                     4.39
--------------------------------------------------------------------------------
95014                                         2,906,283                     4.25
--------------------------------------------------------------------------------
94080                                         2,556,314                     3.73
--------------------------------------------------------------------------------
95125                                         2,218,851                     3.24
--------------------------------------------------------------------------------
94583                                         2,144,735                     3.13
--------------------------------------------------------------------------------
94539                                         2,136,210                     3.12
--------------------------------------------------------------------------------
95120                                         1,954,548                     2.86
--------------------------------------------------------------------------------
95131                                         1,813,928                     2.65
--------------------------------------------------------------------------------
95032                                         1,689,497                     2.47
--------------------------------------------------------------------------------
94110                                         1,491,111                     2.18
--------------------------------------------------------------------------------
94086                                         1,412,720                     2.06
--------------------------------------------------------------------------------
94536                                         1,353,885                     1.98
--------------------------------------------------------------------------------
94404                                         1,333,254                     1.95
--------------------------------------------------------------------------------
94566                                         1,322,852                     1.93
--------------------------------------------------------------------------------
95070                                         1,248,754                     1.82
--------------------------------------------------------------------------------
94087                                         1,074,000                     1.57
--------------------------------------------------------------------------------
94024                                           998,879                     1.46
--------------------------------------------------------------------------------
94103                                           998,770                     1.46
--------------------------------------------------------------------------------
94508                                           998,713                     1.46
--------------------------------------------------------------------------------
95117                                           932,827                     1.36
--------------------------------------------------------------------------------
94610                                           902,810                     1.32
--------------------------------------------------------------------------------
94044                                           879,246                     1.28
--------------------------------------------------------------------------------
94022                                           868,880                     1.27
--------------------------------------------------------------------------------
95135                                           860,830                     1.26
--------------------------------------------------------------------------------
94920                                           860,000                     1.26
--------------------------------------------------------------------------------
94040                                           854,373                     1.25
--------------------------------------------------------------------------------
94019                                           773,078                     1.13
--------------------------------------------------------------------------------
94588                                           748,014                     1.09
--------------------------------------------------------------------------------
95035                                           737,750                     1.08
--------------------------------------------------------------------------------
93923                                           735,873                     1.08
--------------------------------------------------------------------------------
94402                                           715,596                     1.05
--------------------------------------------------------------------------------
94618                                           709,107                     1.04
--------------------------------------------------------------------------------
94115                                           699,197                     1.02
--------------------------------------------------------------------------------
93921                                           679,125                     0.99
--------------------------------------------------------------------------------
94560                                           647,000                     0.95
--------------------------------------------------------------------------------
94556                                           643,152                     0.94
--------------------------------------------------------------------------------
94306                                           630,259                     0.92
--------------------------------------------------------------------------------
94303                                           615,107                     0.90
--------------------------------------------------------------------------------
94107                                           609,215                     0.89
--------------------------------------------------------------------------------
95020                                           600,760                     0.88
--------------------------------------------------------------------------------
94563                                           571,297                     0.83
--------------------------------------------------------------------------------
94062                                           560,000                     0.82
--------------------------------------------------------------------------------

94002                                                  559,358             0.82
--------------------------------------------------------------------------------
94550                                                  545,900             0.80
--------------------------------------------------------------------------------
95148                                                  540,000             0.79
--------------------------------------------------------------------------------
94043                                                  529,302             0.77
--------------------------------------------------------------------------------
94114                                                  500,000             0.73
--------------------------------------------------------------------------------
95121                                                  500,000             0.73
--------------------------------------------------------------------------------
94010                                                  499,356             0.73
--------------------------------------------------------------------------------
94558                                                  499,356             0.73
--------------------------------------------------------------------------------
94552                                                  499,326             0.73
--------------------------------------------------------------------------------
95124                                                  499,057             0.73
--------------------------------------------------------------------------------
95946                                                  495,802             0.72
--------------------------------------------------------------------------------
94023                                                  495,060             0.72
--------------------------------------------------------------------------------
95138                                                  484,404             0.71
--------------------------------------------------------------------------------
94941                                                  484,000             0.71
--------------------------------------------------------------------------------
94611                                                  474,402             0.69
--------------------------------------------------------------------------------
94403                                                  473,200             0.69
--------------------------------------------------------------------------------
94030                                                  467,438             0.68
--------------------------------------------------------------------------------
95037                                                  465,712             0.68
--------------------------------------------------------------------------------
95762                                                  464,000             0.68
--------------------------------------------------------------------------------
95010                                                  454,428             0.66
--------------------------------------------------------------------------------
94116                                                  438,000             0.64
--------------------------------------------------------------------------------
94555                                                  430,000             0.63
--------------------------------------------------------------------------------
95051                                                  425,139             0.62
--------------------------------------------------------------------------------
95132                                                  413,525             0.60
--------------------------------------------------------------------------------
95116                                                  411,969             0.60
--------------------------------------------------------------------------------
94066                                                  409,200             0.60
--------------------------------------------------------------------------------
95134                                                  402,576             0.59
--------------------------------------------------------------------------------
94531                                                  399,000             0.58
--------------------------------------------------------------------------------
94027                                                  392,500             0.57
--------------------------------------------------------------------------------
94070                                                  390,893             0.57
--------------------------------------------------------------------------------
94945                                                  385,514             0.56
--------------------------------------------------------------------------------
94579                                                  383,500             0.56
--------------------------------------------------------------------------------
94952                                                  381,062             0.56
--------------------------------------------------------------------------------
94534                                                  365,000             0.53
--------------------------------------------------------------------------------
95062                                                  356,000             0.52
--------------------------------------------------------------------------------
95088                                                  354,564             0.52
--------------------------------------------------------------------------------
95008                                                  350,000             0.51
--------------------------------------------------------------------------------
94598                                                  349,570             0.51
--------------------------------------------------------------------------------
95630                                                  347,552             0.51
--------------------------------------------------------------------------------
94015                                                  343,557             0.50
--------------------------------------------------------------------------------
94085                                                  342,558             0.50
--------------------------------------------------------------------------------
Other                                                  956,468             1.40
--------------------------------------------------------------------------------
Total:                                             $68,449,875           100.00%
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03CF_B3PX - Price/Yield - B3

Balance           $2,723,000.00      Delay              24
Initial Coupon    3.863096505        Dated              03/01/2003
Settle            03/28/2003         First Payment      04/25/2003

Price                  0 CPB            10 CPB        15 CPB          20 CPB         25 CPB        30 CPB           35 CPB
                       Yield            Yield          Yield          Yield          Yield          Yield           Yield
95-02.50               5.108            5.108          5.119          5.176          5.242          5.309           5.393
95-06.50               5.076            5.076          5.087          5.142          5.206          5.271           5.353
95-10.50               5.044            5.044          5.054          5.108          5.170          5.233           5.312
95-14.50               5.012            5.012          5.022          5.074          5.134          5.195           5.272
95-18.50               4.980            4.980          4.990          5.040          5.098          5.157           5.232
95-22.50               4.948            4.948          4.958          5.006          5.062          5.120           5.191
95-26.50               4.917            4.917          4.926          4.973          5.026          5.082           5.151
95-30.50               4.885            4.885          4.894          4.939          4.990          5.044           5.111
96-02.50               4.854            4.854          4.862          4.905          4.955          5.006           5.071
96-06.50               4.822            4.822          4.830          4.871          4.919          4.969           5.031
96-10.50               4.791            4.791          4.798          4.838          4.883          4.931           4.991
96-14.50               4.759            4.759          4.766          4.804          4.848          4.894           4.951
96-18.50               4.728            4.728          4.734          4.771          4.813          4.856           4.911
96-22.50               4.697            4.697          4.703          4.737          4.777          4.819           4.871
96-26.50               4.665            4.665          4.671          4.704          4.742          4.782           4.832
96-30.50               4.634            4.634          4.639          4.670          4.707          4.745           4.792
97-02.50               4.603            4.603          4.608          4.637          4.671          4.707           4.753
97-06.50               4.572            4.572          4.576          4.604          4.636          4.670           4.713
97-10.50               4.541            4.541          4.545          4.571          4.601          4.633           4.674
97-14.50               4.510            4.510          4.513          4.538          4.566          4.596           4.634
97-18.50               4.479            4.479          4.482          4.505          4.531          4.559           4.595

WAL                    4.647            4.646          4.578          4.320          4.068          3.842           3.600
Mod Durn               4.115            4.115          4.063          3.852          3.641          3.450           3.243
Principal Window   Apr03 - Feb10   Apr03 - Feb10  Apr03 - Feb10  Apr03 - Feb10  Apr03 - Feb10  Apr03 - Feb10   Apr03 - Feb10

LIBOR_1YR              1.3625            1.3625         1.3625            1.3625         1.3625         1.3625           1.3625

Price                    40 CPB             50 CPB             60 CPB
                         Yield               Yield             Yield
95-02.50                 5.489               5.744             6.009
95-06.50                 5.446               5.694             5.951
95-10.50                 5.402               5.643             5.893
95-14.50                 5.359               5.593             5.835
95-18.50                 5.316               5.542             5.777
95-22.50                 5.273               5.492             5.719
95-26.50                 5.230               5.442             5.661
95-30.50                 5.187               5.392             5.604
96-02.50                 5.145               5.342             5.546
96-06.50                 5.102               5.292             5.489
96-10.50                 5.059               5.242             5.432
96-14.50                 5.017               5.192             5.374
96-18.50                 4.974               5.142             5.317
96-22.50                 4.932               5.093             5.261
96-26.50                 4.889               5.043             5.204
96-30.50                 4.847               4.994             5.147
97-02.50                 4.805               4.945             5.090
97-06.50                 4.763               4.895             5.034
97-10.50                 4.721               4.846             4.978
97-14.50                 4.679               4.797             4.921
97-18.50                 4.637               4.748             4.865

WAL                      3.361               2.862             2.481
Mod Durn                 3.036               2.598             2.263
Principal Window    Apr03 - Feb10       Apr03 - Feb10     Apr03 - Feb10

LIBOR_1YR                1.3625             1.3625             1.3625

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03CMKT - Price/Yield - 3A1

Balance          $84,439,000.00     Delay              24
Coupon           4.27               Dated              03/01/2003
Settle           03/25/2003         First Payment      04/25/2003

Price              5 CPR To Roll      15 CPR To Roll    25 CPR To Roll    30 CPR To Roll    40 CPR To Roll   50 CPR To Roll
                       Yield              Yield              Yield             Yield            Yield             Yield
100-22.00              4.105              4.029              3.932             3.874            3.737             3.566
100-23.00              4.098              4.020              3.920             3.860            3.718             3.543
100-24.00              4.092              4.011              3.908             3.847            3.700             3.519
100-25.00              4.085              4.003              3.896             3.833            3.682             3.495
100-26.00              4.079              3.994              3.885             3.819            3.664             3.472
100-27.00              4.073              3.985              3.873             3.805            3.646             3.448
100-28.00              4.066              3.976              3.861             3.791            3.628             3.425
100-29.00              4.060              3.967              3.849             3.778            3.610             3.401
100-30.00              4.053              3.958              3.837             3.764            3.591             3.378
100-31.00              4.047              3.949              3.825             3.750            3.573             3.354
101-00.00              4.040              3.940              3.813             3.736            3.555             3.331
101-01.00              4.034              3.932              3.801             3.723            3.537             3.308
101-02.00              4.027              3.923              3.789             3.709            3.519             3.284
101-03.00              4.021              3.914              3.777             3.695            3.501             3.261
101-04.00              4.014              3.905              3.765             3.681            3.483             3.237
101-05.00              4.008              3.896              3.754             3.668            3.465             3.214
101-06.00              4.001              3.887              3.742             3.654            3.447             3.191
101-07.00              3.995              3.879              3.730             3.640            3.429             3.167
101-08.00              3.989              3.870              3.718             3.627            3.411             3.144
101-09.00              3.982              3.861              3.706             3.613            3.393             3.121
101-10.00              3.976              3.852              3.694             3.599            3.375             3.098

WAL                    5.531              3.951              2.876             2.467            1.840             1.396
Mod Durn               4.773              3.485              2.592             2.246            1.708             1.317
Principal Window   Apr03 - Feb10     Apr03 - Feb10      Apr03 - Feb10     Apr03 - Feb10    Apr03 - Feb10      Apr03 - Feb10

LIBOR_1YR               1.32               1.32              1.32              1.32              1.32             1.32


Price                  60 CPR To Roll    70 CPR To Roll   80 CPR To Roll    85 CPR To Roll    90 CPR To Roll
                            Yield            Yield             Yield             Yield            Yield
100-22.00                   3.355            3.087             2.713             2.458            2.113
100-23.00                   3.324            3.048             2.662             2.400            2.043
100-24.00                   3.294            3.009             2.612             2.341            1.974
100-25.00                   3.264            2.970             2.561             2.283            1.904
100-26.00                   3.234            2.932             2.511             2.224            1.835
100-27.00                   3.204            2.893             2.460             2.166            1.765
100-28.00                   3.173            2.854             2.410             2.107            1.696
100-29.00                   3.143            2.816             2.360             2.049            1.627
100-30.00                   3.113            2.777             2.309             1.990            1.558
100-31.00                   3.083            2.739             2.259             1.932            1.489
101-00.00                   3.053            2.700             2.209             1.874            1.420
101-01.00                   3.023            2.662             2.158             1.816            1.351
101-02.00                   2.993            2.623             2.108             1.758            1.282
101-03.00                   2.963            2.585             2.058             1.700            1.213
101-04.00                   2.933            2.547             2.008             1.642            1.144
101-05.00                   2.903            2.508             1.958             1.584            1.076
101-06.00                   2.873            2.470             1.908             1.526            1.007
101-07.00                   2.843            2.432             1.858             1.468            0.938
101-08.00                   2.813            2.393             1.808             1.410            0.870
101-09.00                   2.783            2.355             1.758             1.352            0.801
101-10.00                   2.753            2.317             1.709             1.295            0.733

WAL                         1.073            0.828             0.629             0.540            0.453
Mod Durn                    1.026            0.802             0.614             0.530            0.447
Principal Window       Apr03 - Feb10    Apr03 - Feb10     Apr03 - Feb10     Apr03 - Feb10    Apr03 - Nov05

LIBOR_1YR                   1.32              1.32             1.32              1.32              1.32


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03CMEZPXING - Price/Yield - 2A3

Balance              $4,260,000.00        Delay              24
Coupon               3.929                Dated              03/01/2003
Settle               03/25/2003           First Payment      04/25/2003

Price             5 CPR To Roll   15 CPR To Roll  20 CPR To Roll   25 CPR To Roll  30 CPR To Roll  40 CPR To Roll
                      Yield           Yield            Yield           Yield           Yield            Yield
99-23.75              3.960           3.960            3.960           3.960           3.959            3.959
99-24.75              3.952           3.949            3.948           3.946           3.944            3.940
99-25.75              3.944           3.939            3.936           3.933           3.929            3.920
99-26.75              3.936           3.928            3.924           3.920           3.914            3.901
99-27.75              3.927           3.918            3.912           3.906           3.899            3.882
99-28.75              3.919           3.907            3.901           3.893           3.884            3.863
99-29.75              3.911           3.897            3.889           3.880           3.869            3.844
99-30.75              3.903           3.887            3.877           3.866           3.854            3.825
99-31.75              3.894           3.876            3.865           3.853           3.839            3.806
100-00.75             3.886           3.866            3.853           3.840           3.824            3.787
100-01.75             3.878           3.855            3.842           3.826           3.809            3.768
100-02.75             3.870           3.845            3.830           3.813           3.794            3.749
100-03.75             3.862           3.834            3.818           3.800           3.779            3.730
100-04.75             3.853           3.824            3.806           3.787           3.764            3.711
100-05.75             3.845           3.813            3.795           3.773           3.749            3.692
100-06.75             3.837           3.803            3.783           3.760           3.734            3.673
100-07.75             3.829           3.793            3.771           3.747           3.719            3.654
100-08.75             3.821           3.782            3.759           3.734           3.704            3.635
100-09.75             3.812           3.772            3.748           3.720           3.690            3.616
100-10.75             3.804           3.761            3.736           3.707           3.675            3.597
100-11.75             3.796           3.751            3.724           3.694           3.660            3.578

WAL                   4.223           3.286            2.900           2.559           2.258            1.758
Mod Durn              3.796           2.981            2.644           2.345           2.080            1.636
Principal Window  Apr03 - Feb08   Apr03 - Feb08    Apr03 - Feb08   Apr03 - Feb08   Apr03 - Feb08    Apr03 - Feb08

LIBOR_1YR              1.32            1.32             1.32            1.32            1.32             1.32

Price               50 CPR To Roll     60 CPR To Roll     70 CPR To Roll
                        Yield              Yield               Yield
99-23.75                3.958              3.957               3.956
99-24.75                3.934              3.926               3.917
99-25.75                3.909              3.895               3.877
99-26.75                3.885              3.864               3.838
99-27.75                3.861              3.833               3.798
99-28.75                3.837              3.803               3.759
99-29.75                3.812              3.772               3.719
99-30.75                3.788              3.741               3.680
99-31.75                3.764              3.710               3.641
100-00.75               3.740              3.679               3.601
100-01.75               3.716              3.649               3.562
100-02.75               3.691              3.618               3.523
100-03.75               3.667              3.587               3.484
100-04.75               3.643              3.556               3.444
100-05.75               3.619              3.526               3.405
100-06.75               3.595              3.495               3.366
100-07.75               3.571              3.464               3.327
100-08.75               3.547              3.434               3.288
100-09.75               3.523              3.403               3.249
100-10.75               3.499              3.373               3.210
100-11.75               3.475              3.342               3.171

WAL                     1.371              1.067               0.828
Mod Durn                1.289              1.013               0.793
Principal Window    Apr03 - Feb08      Apr03 - Feb08       Apr03 - Feb08

LIBOR_1YR                1.32               1.32                1.32

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03CPXING - Price/Yield - 2A2

Balance              $151,849,000.00     Delay              24
Coupon               3.929               Dated              03/01/2003
Settle               03/25/2003          First Payment      04/25/2003

Price                   5 CPR To Roll      15 CPR To Roll    20 CPR To Roll   22 CPR To Roll    25 CPR To Roll   30 CPR To Roll
                            Yield              Yield             Yield             Yield            Yield             Yield
           100.73480        3.700              3.629             3.587             3.568            3.539             3.485
           100.76605        3.692              3.619             3.575             3.556            3.526             3.470
           100.79730        3.684              3.608             3.563             3.544            3.513             3.455
           100.82855        3.676              3.598             3.552             3.532            3.500             3.441
           100.85980        3.668              3.588             3.540             3.519            3.487             3.426
           100.89105        3.660              3.577             3.528             3.507            3.473             3.411
           100.92230        3.651              3.567             3.517             3.495            3.460             3.396
           100.95355        3.643              3.557             3.505             3.483            3.447             3.382
           100.98480        3.635              3.546             3.494             3.471            3.434             3.367
           101.01605        3.627              3.536             3.482             3.459            3.421             3.352
           101.04730        3.619              3.526             3.470             3.446            3.408             3.338
           101.07855        3.611              3.515             3.459             3.434            3.395             3.323
           101.10980        3.603              3.505             3.447             3.422            3.382             3.308
           101.14105        3.595              3.495             3.436             3.410            3.369             3.293
           101.17230        3.587              3.485             3.424             3.398            3.356             3.279
           101.20355        3.578              3.474             3.412             3.386            3.343             3.264
           101.23480        3.570              3.464             3.401             3.374            3.330             3.249
           101.26605        3.562              3.454             3.389             3.361            3.317             3.235
           101.29730        3.554              3.444             3.378             3.349            3.304             3.220
           101.32855        3.546              3.433             3.366             3.337            3.291             3.205
           101.35980        3.538              3.423             3.355             3.325            3.278             3.191

WAL                         4.223              3.286             2.900             2.759            2.559             2.258
Mod Durn                    3.807              2.996             2.660             2.537            2.362             2.096
Principal Window        Apr03 - Feb08      Apr03 - Feb08     Apr03 - Feb08     Apr03 - Feb08    Apr03 - Feb08     Apr03 - Feb08

LIBOR_1YR                  1.21375            1.21375           1.21375           1.21375          1.21375           1.21375

Price                   40 CPR To Roll    50 CPR To Roll   60 CPR To Roll    70 CPR To Roll
                             Yield            Yield             Yield            Yield
           100.73480         3.356            3.194             2.985            2.715
           100.76605         3.337            3.170             2.954            2.676
           100.79730         3.319            3.146             2.924            2.638
           100.82855         3.300            3.122             2.894            2.599
           100.85980         3.281            3.099             2.864            2.561
           100.89105         3.262            3.075             2.834            2.522
           100.92230         3.244            3.051             2.803            2.484
           100.95355         3.225            3.027             2.773            2.445
           100.98480         3.206            3.004             2.743            2.407
           101.01605         3.188            2.980             2.713            2.368
           101.04730         3.169            2.956             2.683            2.330
           101.07855         3.150            2.933             2.653            2.292
           101.10980         3.132            2.909             2.623            2.254
           101.14105         3.113            2.886             2.593            2.215
           101.17230         3.094            2.862             2.563            2.177
           101.20355         3.076            2.838             2.533            2.139
           101.23480         3.057            2.815             2.503            2.101
           101.26605         3.039            2.791             2.473            2.063
           101.29730         3.020            2.768             2.443            2.025
           101.32855         3.001            2.744             2.413            1.987
           101.35980         2.983            2.721             2.384            1.948

WAL                          1.758            1.371             1.067            0.828
Mod Durn                     1.653            1.304             1.026            0.805
Principal Window         Apr03 - Feb08    Apr03 - Feb08     Apr03 - Feb08    Apr03 - Feb08

LIBOR_1YR                   1.21375          1.21375           1.21375          1.21375

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03CPXING - Price/Yield - 2A1

Balance           $300,000,000.00      Delay              24
Coupon            3.929                Dated              03/01/2003
Settle            03/25/2003           First Payment      04/25/2003

Price                5 CPR To Roll       15 CPR To Roll     20 CPR To Roll      25 CPR To Roll     30 CPR To Roll     40 CPR To Roll
                         Yield               Yield               Yield              Yield              Yield               Yield
      100.68700          3.713               3.645               3.604              3.559              3.508               3.385
      100.71825          3.704               3.634               3.593              3.546              3.493               3.366
      100.74950          3.696               3.624               3.581              3.533              3.478               3.347
      100.78075          3.688               3.614               3.570              3.520              3.463               3.329
      100.81200          3.680               3.603               3.558              3.507              3.449               3.310
      100.84325          3.672               3.593               3.546              3.493              3.434               3.291
      100.87450          3.664               3.583               3.535              3.480              3.419               3.272
      100.90575          3.656               3.572               3.523              3.467              3.404               3.254
      100.93700          3.648               3.562               3.511              3.454              3.389               3.235
      100.96825          3.639               3.552               3.500              3.441              3.375               3.216
      100.99950          3.631               3.541               3.488              3.428              3.360               3.198
      101.03075          3.623               3.531               3.477              3.415              3.345               3.179
      101.06200          3.615               3.521               3.465              3.402              3.331               3.160
      101.09325          3.607               3.511               3.453              3.389              3.316               3.142
      101.12450          3.599               3.500               3.442              3.376              3.301               3.123
      101.15575          3.591               3.490               3.430              3.363              3.286               3.104
      101.18700          3.583               3.480               3.419              3.350              3.272               3.086
      101.21825          3.575               3.469               3.407              3.337              3.257               3.067
      101.24950          3.567               3.459               3.395              3.324              3.242               3.048
      101.28075          3.558               3.449               3.384              3.311              3.228               3.030
      101.31200          3.550               3.439               3.372              3.298              3.213               3.011

WAL                      4.223               3.286               2.900              2.559              2.258               1.758
Mod Durn                 3.806               2.995               2.659              2.361              2.095               1.652
Principal Window     Apr03 - Feb08       Apr03 - Feb08       Apr03 - Feb08      Apr03 - Feb08      Apr03 - Feb08       Apr03 - Feb08

LIBOR_1YR               1.21375             1.21375             1.21375            1.21375            1.21375             1.21375

Price                      50 CPR To Roll     60 CPR To Roll     70 CPR To Roll
                               Yield              Yield               Yield
      100.68700                3.230              3.031               2.774
      100.71825                3.206              3.001               2.735
      100.74950                3.182              2.970               2.697
      100.78075                3.159              2.940               2.658
      100.81200                3.135              2.910               2.619
      100.84325                3.111              2.880               2.581
      100.87450                3.087              2.850               2.542
      100.90575                3.064              2.819               2.504
      100.93700                3.040              2.789               2.466
      100.96825                3.016              2.759               2.427
      100.99950                2.993              2.729               2.389
      101.03075                2.969              2.699               2.350
      101.06200                2.945              2.669               2.312
      101.09325                2.922              2.639               2.274
      101.12450                2.898              2.609               2.236
      101.15575                2.874              2.579               2.197
      101.18700                2.851              2.549               2.159
      101.21825                2.827              2.519               2.121
      101.24950                2.804              2.489               2.083
      101.28075                2.780              2.459               2.045
      101.31200                2.757              2.429               2.007

WAL                            1.371              1.067               0.828
Mod Durn                       1.304              1.026               0.805
Principal Window           Apr03 - Feb08      Apr03 - Feb08       Apr03 - Feb08

LIBOR_1YR                     1.21375            1.21375             1.21375

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03CMKT - Price/Yield - 2A1

Balance              $456,384,000.00      Delay              24
Initial Coupon       3.95                 Dated              03/01/2003
Settle               03/25/2003           First Payment      04/25/2003

Price                  10 CPR To Roll     20 CPR To Roll     25 CPR To Roll     30 CPR To Roll     40 CPR To Roll     50 CPR To Roll
                           Yield              Yield               Yield             Yield              Yield               Yield
100-22.00                  3.701              3.625               3.579             3.528              3.405               3.249
100-23.00                  3.692              3.613               3.566             3.513              3.386               3.225
100-24.00                  3.683              3.602               3.553             3.498              3.367               3.201
100-25.00                  3.674              3.590               3.540             3.484              3.349               3.177
100-26.00                  3.665              3.578               3.527             3.469              3.330               3.154
100-27.00                  3.656              3.567               3.514             3.454              3.311               3.130
100-28.00                  3.646              3.555               3.501             3.439              3.292               3.106
100-29.00                  3.637              3.543               3.488             3.424              3.274               3.082
100-30.00                  3.628              3.532               3.474             3.410              3.255               3.059
100-31.00                  3.619              3.520               3.461             3.395              3.236               3.035
101-00.00                  3.610              3.509               3.448             3.380              3.217               3.011
101-01.00                  3.601              3.497               3.435             3.365              3.199               2.987
101-02.00                  3.592              3.485               3.422             3.351              3.180               2.964
101-03.00                  3.582              3.474               3.409             3.336              3.161               2.940
101-04.00                  3.573              3.462               3.396             3.321              3.143               2.916
101-05.00                  3.564              3.451               3.383             3.307              3.124               2.893
101-06.00                  3.555              3.439               3.370             3.292              3.106               2.869
101-07.00                  3.546              3.427               3.357             3.277              3.087               2.846
101-08.00                  3.537              3.416               3.344             3.263              3.068               2.822
101-09.00                  3.528              3.404               3.331             3.248              3.050               2.798
101-10.00                  3.519              3.393               3.318             3.233              3.031               2.775

Spread to E                  85                 97                 103               107                114                 116
WAL                        3.727              2.900               2.559             2.258              1.758               1.370
Mod Durn                   3.376              2.658               2.360             2.095              1.651               1.302
Principal Window       Apr03 - Feb08      Apr03 - Feb08       Apr03 - Feb08     Apr03 - Feb08      Apr03 - Feb08       Apr03 - Feb08

LIBOR_1YR                   1.32               1.32               1.32               1.32               1.32                1.32

Price                  50 CPR To Roll     60 CPR To Roll     70 CPR To Roll
                           Yield              Yield               Yield
100-22.00                  3.249              3.050               2.793
100-23.00                  3.225              3.020               2.754
100-24.00                  3.201              2.990               2.715
100-25.00                  3.177              2.959               2.677
100-26.00                  3.154              2.929               2.638
100-27.00                  3.130              2.899               2.600
100-28.00                  3.106              2.869               2.561
100-29.00                  3.082              2.839               2.523
100-30.00                  3.059              2.808               2.484
100-31.00                  3.035              2.778               2.446
101-00.00                  3.011              2.748               2.407
101-01.00                  2.987              2.718               2.369
101-02.00                  2.964              2.688               2.331
101-03.00                  2.940              2.658               2.292
101-04.00                  2.916              2.628               2.254
101-05.00                  2.893              2.598               2.216
101-06.00                  2.869              2.568               2.178
101-07.00                  2.846              2.538               2.140
101-08.00                  2.822              2.508               2.101
101-09.00                  2.798              2.478               2.063
101-10.00                  2.775              2.448               2.025

Spread to E                 116                110                 94
WAL                        1.370              1.067               0.829
Mod Durn                   1.302              1.026               0.804
Principal Window       Apr03 - Feb08      Apr03 - Feb08       Apr03 - Feb08

LIBOR_1YR                  1.32               1.32                 1.32

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03CMEZPXING - Price/Yield - 1A3

Balance           $2,070,000.00        Delay              24
Coupon            3.334                Dated              03/01/2003
Settle            03/25/2003           First Payment      04/25/2003

Price                5 CPR To Roll       15 CPR To Roll     20 CPR To Roll      25 CPR To Roll     30 CPR To Roll     40 CPR To Roll
                         Yield               Yield               Yield              Yield              Yield               Yield
99-24.50                 3.362               3.363               3.363              3.364              3.364               3.366
99-25.50                 3.350               3.348               3.348              3.347              3.346               3.344
99-26.50                 3.337               3.334               3.332              3.330              3.327               3.322
99-27.50                 3.324               3.319               3.316              3.313              3.309               3.300
99-28.50                 3.312               3.305               3.300              3.296              3.290               3.278
99-29.50                 3.299               3.290               3.285              3.278              3.272               3.256
99-30.50                 3.287               3.275               3.269              3.261              3.253               3.234
99-31.50                 3.274               3.261               3.253              3.244              3.235               3.212
100-00.50                3.262               3.246               3.237              3.227              3.216               3.190
100-01.50                3.249               3.232               3.222              3.210              3.198               3.168
100-02.50                3.237               3.217               3.206              3.193              3.179               3.146
100-03.50                3.224               3.203               3.190              3.176              3.161               3.124
100-04.50                3.212               3.188               3.175              3.159              3.142               3.102
100-05.50                3.199               3.174               3.159              3.142              3.124               3.080
100-06.50                3.187               3.159               3.143              3.125              3.105               3.058
100-07.50                3.174               3.145               3.128              3.108              3.087               3.036
100-08.50                3.162               3.130               3.112              3.091              3.068               3.014
100-09.50                3.149               3.116               3.096              3.074              3.050               2.992
100-10.50                3.137               3.101               3.081              3.057              3.032               2.971
100-11.50                3.124               3.087               3.065              3.040              3.013               2.949
100-12.50                3.112               3.072               3.049              3.024              2.995               2.927

WAL                      2.648               2.273               2.099              1.933              1.777               1.490
Mod Durn                 2.492               2.145               1.984              1.831              1.686               1.420
Principal Window     Apr03 - Feb06       Apr03 - Feb06       Apr03 - Feb06      Apr03 - Feb06      Apr03 - Feb06       Apr03 - Feb06

LIBOR_1YR                1.32                1.32                1.32                1.32               1.32                1.32

Price                50 CPR To Roll     60 CPR To Roll     70 CPR To Roll
                         Yield              Yield               Yield
99-24.50                 3.368              3.370               3.373
99-25.50                 3.341              3.337               3.333
99-26.50                 3.315              3.305               3.292
99-27.50                 3.288              3.273               3.252
99-28.50                 3.262              3.241               3.212
99-29.50                 3.235              3.208               3.172
99-30.50                 3.209              3.176               3.132
99-31.50                 3.182              3.144               3.092
100-00.50                3.156              3.112               3.052
100-01.50                3.130              3.079               3.012
100-02.50                3.103              3.047               2.972
100-03.50                3.077              3.015               2.932
100-04.50                3.051              2.983               2.893
100-05.50                3.024              2.951               2.853
100-06.50                2.998              2.919               2.813
100-07.50                2.972              2.887               2.773
100-08.50                2.946              2.855               2.733
100-09.50                2.919              2.823               2.694
100-10.50                2.893              2.791               2.654
100-11.50                2.867              2.759               2.614
100-12.50                2.841              2.727               2.575

WAL                      1.236              1.009               0.808
Mod Durn                 1.183              0.969               0.781
Principal Window     Apr03 - Feb06      Apr03 - Feb06       Apr03 - Feb06

LIBOR_1YR                1.32                1.32               1.32

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03CPXING - Price/Yield - 1A2

Balance              $73,911,000.00      Delay              24
Coupon               3.334               Dated              03/01/2003
Settle               03/25/2003          First Payment      04/25/2003

Price                   5 CPR To Roll      15 CPR To Roll    20 CPR To Roll   22 CPR To Roll    25 CPR To Roll   30 CPR To Roll
                            Yield              Yield             Yield             Yield            Yield             Yield
     100.72450              2.979              2.918             2.883             2.867            2.843             2.799
     100.75575              2.967              2.904             2.867             2.851            2.826             2.781
     100.78700              2.954              2.890             2.852             2.835            2.809             2.762
     100.81825              2.942              2.875             2.836             2.819            2.793             2.744
     100.84950              2.930              2.861             2.821             2.803            2.776             2.726
     100.88075              2.917              2.846             2.805             2.787            2.759             2.708
     100.91200              2.905              2.832             2.790             2.771            2.742             2.689
     100.94325              2.893              2.818             2.774             2.755            2.725             2.671
     100.97450              2.880              2.803             2.759             2.739            2.709             2.653
     101.00575              2.868              2.789             2.743             2.723            2.692             2.635
     101.03700              2.855              2.775             2.728             2.707            2.675             2.617
     101.06825              2.843              2.760             2.712             2.691            2.658             2.598
     101.09950              2.831              2.746             2.697             2.675            2.642             2.580
     101.13075              2.818              2.732             2.681             2.659            2.625             2.562
     101.16200              2.806              2.717             2.666             2.643            2.608             2.544
     101.19325              2.794              2.703             2.650             2.627            2.591             2.526
     101.22450              2.781              2.689             2.635             2.611            2.575             2.508
     101.25575              2.769              2.675             2.619             2.596            2.558             2.489
     101.28700              2.757              2.660             2.604             2.580            2.541             2.471
     101.31825              2.745              2.646             2.588             2.564            2.524             2.453
     101.34950              2.732              2.632             2.573             2.548            2.508             2.435

WAL                         2.648              2.273             2.099             2.031            1.933             1.777
Mod Durn                    2.499              2.154             1.993             1.931            1.841             1.697
Principal Window        Apr03 - Feb06      Apr03 - Feb06     Apr03 - Feb06     Apr03 - Feb06    Apr03 - Feb06     Apr03 - Feb06

LIBOR_1YR                  1.21375            1.21375           1.21375           1.21375          1.21375           1.21375

Price                   40 CPR To Roll    50 CPR To Roll   60 CPR To Roll    70 CPR To Roll
                             Yield            Yield             Yield            Yield
     100.72450              2.694            2.562             2.387            2.153
     100.75575              2.673            2.536             2.356            2.114
     100.78700              2.651            2.510             2.324            2.075
     100.81825              2.629            2.484             2.292            2.035
     100.84950              2.608            2.458             2.261            1.996
     100.88075              2.586            2.432             2.229            1.957
     100.91200              2.565            2.406             2.198            1.918
     100.94325              2.543            2.380             2.166            1.879
     100.97450              2.521            2.354             2.134            1.840
     101.00575              2.500            2.328             2.103            1.801
     101.03700              2.478            2.303             2.071            1.762
     101.06825              2.457            2.277             2.040            1.723
     101.09950              2.435            2.251             2.009            1.684
     101.13075              2.414            2.225             1.977            1.645
     101.16200              2.392            2.199             1.946            1.606
     101.19325              2.371            2.174             1.914            1.567
     101.22450              2.349            2.148             1.883            1.528
     101.25575              2.328            2.122             1.852            1.489
     101.28700              2.306            2.096             1.820            1.450
     101.31825              2.285            2.071             1.789            1.412
     101.34950              2.263            2.045             1.758            1.373

WAL                         1.490            1.236             1.009            0.808
Mod Durn                    1.431            1.194             0.981            0.791
Principal Window         Apr03 - Feb06    Apr03 - Feb06     Apr03 - Feb06    Apr03 - Feb06

LIBOR_1YR                   1.21375          1.21375           1.21375          1.21375

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.